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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-05685
                                   -------------------------------

                          WILLIAMSBURG INVESTMENT TRUST

               (Exact name of registrant as specified in charter)

 225 Pictoria Drive, Suite 450     Cincinnati, Ohio                45246
--------------------------------------------------------------------------------
      (Address of principal executive offices)                   (Zip code)

                             W. Lee H. Dunham, Esq.

   Sullivan & Worcester LLP One Post Office Square Boston, MAssachusetts 02109
   ---------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400
                                                     ---------------------------

Date of fiscal year end:         March 31, 2008
                          ---------------------------------------------

Date of reporting period:        September 30, 2007
                          ---------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

THE DAVENPORT EQUITY FUND
LETTER TO SHAREHOLDERS                                          OCTOBER 31, 2007
================================================================================

Dear Shareholders,

The following chart represents The Davenport Equity Fund's performance and the performance of the S&P 500 Index, the Fund's primary benchmark, for the periods ended September 30, 2007.

                                                            Since Inception **      Gross
            Q3 2007      1 Year    3 Years**     5 Years**     (1/15/98)        Expense Ratio
            ---------------------------------------------------------------------------------
DAVPX        5.27%       21.48%      13.96%       14.74%         6.52%              0.97%

S&P 500*     2.03%       16.44%      13.14%       15.45%         6.68%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA, CURRENT TO THE MOST RECENT MONTH END, MAY BE OBTAINED BY CALLING 1-888-285-1863.

* The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**    Annualized.

                               MARKET COMMENTARY

By the middle of this past July, very few would have predicted positive returns for the quarter in major equity indexes. The results, however, belie the volatility and fear which took hold during the quarter. At the end of June, sub-prime mortgage defaults and the rippling impact of the financial vehicles which contained them fueled anxiety reminiscent of the savings and loan crisis in the 1980's. Credit markets were thrown into a deep freeze and even the most seasoned observer of the financial markets was not sure how devastating the bear attack might be.

Down 586 points, the final week of July was the worst in several years for the Dow. Headlines swirled around the viability of Bear Stearns as rumors of mounting losses in hedge funds ran across the tape. The market saw swings of several percentage points during single sessions as liquidity needs, largely from leveraged hedge funds, caused selling of any stocks which could be sold. It was becoming clear that this dramatic volatility was being driven by anything but fundamental investment decisions. The Fed held the Federal Funds target rate steady following the August meeting, in spite of calls for them to lower rates to help stabilize the credit markets. Eight trading days later as the equity markets fell through the magical 10% correction from the peak, the Fed cut the discount rate fifty basis points to inject liquidity, acknowledging that they were aware that market participants were talking themselves into a crisis.

Late in September, all eyes turned to the earnings reports of the investment banks which were at the center of the storm. Many of their hedge fund clients endured gut wrenching quarters, suffering significant losses that were hard for anyone to quantify. Their own funds made headlines as market volatility, multiplied by leverage, subjected them to untimely margin calls. The banks, themselves committed to finance many leveraged buyouts, suddenly could find no home for the debt. How bad had the credit crisis gotten during the quarter? Bad enough; but to investors' relief they made it through the period in pretty good shape. Goldman Sachs, in particular, beat the consensus estimates by roughly 40%. Despite the turmoil, good risk management and profiting from others' pain enabled Goldman and a few others to navigate this storm without taking on too much water.

In spite of the roiled equity and credit fronts, the third quarter was anything but devastating for equities with the S&P 500 up 2.03%, the Lipper Equity Income Index up 0.07% and the Russell Midcap Index down slightly at -0.39%. The Fund fared well throughout, ending in positive territory and ahead of its respective benchmark for the second and third quarters, as well as the calendar year to date.

A significant mitigating factor for the investment banks was global diversity. Over the last several years, these companies have expanded to overseas markets where concerns of sub-prime mortgage defaults are much less acute. During the latest earnings calls, managements highlighted international operations' significant contribution and voiced their intention to expand this business in the future.

The benefits of global diversity were in the limelight in the second quarter as many larger companies reported first quarter earnings, which analysts had expected to be lower after anemic domestic economic growth. The strong earnings reported by companies with overseas operations turned attention away from lackluster domestic results and reminded analysts of the benefits of international exposure. Reported second quarter results confirmed this trend and these sleepy behemoths began to capture investors' attention.

Many companies have been expanding their reach overseas in recent years. Intel has increased its percentage of international sales to over 80%. An allocation to international exposure would be hard to avoid if we tried. As a matter of fact, when analyzing the overall sales of the Fund's companies at the end of last year, roughly 44% of the sales for the portfolio have come from abroad. This figure is sure to grow as the world continues to shrink.

It is not only companies with business units overseas that are benefiting from strong global economies. Many foreigners come to the U.S. to spend their relatively strong currencies. The effects can be felt in retail, lodging, entertainment and other industries that cater to foreign travelers, propping up demand for goods and services during a time when our economy is slowing. Additionally, many domestic producers are exporting more of their goods in light of strong global demand bolstered by the relatively weak dollar. According to the Commerce Department, of the 3.8% GDP growth in the second quarter, net exports were the largest contributor at 1.3% ahead of consumer spending, which has been the source of so much concern. As a result, many companies are citing this extra demand as a reason to keep more people at work than they had in previous periods of soft growth. As much as there is a tendency to focus on negative trends domestically, the benefits of maturing economies fueling the global economy are hard to ignore. The reality of global interdependence has been amply recognized by the market and is a big reason stocks rebounded in such short order.

We are pleased with our performance so far this year. We continue to search for individual investments to incorporate into the Fund and closely monitor those that we own. We look forward to reporting our progress to you in early 2008, but are available anytime to discuss our results and thoughts with you. Thank you for your trust.

                                    THE FUND

The Davenport Equity Fund finished the first half of its fiscal year (March 31 - September 30) up over 13% on strength in Telecommunications, Information Technology and Materials. Even the Financials sector, weakened by news of the sub-prime mortgage fallout, managed to avoid catastrophe as the Fed's well-timed rate cut helped rally the market late in the third quarter. The real news for the Fund was not the contribution of any particular sector, but the breadth of the rally. To illustrate, the Fund's five best stocks for the first half of the year represented four market different market sectors: Telecommunications, Energy, Materials, and two from Technology, while only one sector, Consumer Discretionary, ended the first half of the year in the red.

A major factor in outperforming stocks continues to be exposure to global sources of revenue. Four of the five top-contributing stocks to the Fund's semi-annual performance were internationally-based: telecommunication giant China Mobile, French driller Schlumberger, British mining giant Rio Tinto and Finnish cell phone technology company Nokia. As a weaker dollar and slowing housing markets hamper domestic firms and squeeze U.S. consumers, foreign investment seems increasingly attractive. Relatively strong foreign currencies spur international investment in U.S. markets, intertwining and creating a global marketplace.

There was also some weakness in the portfolio, primarily from two sources: consumer discretionary stocks and health care. Domestic consumer spending is unsurprisingly weaker as a cooling housing market cannot generate easy and inexpensive home equity lines of credit to supplement income. CarMax cited a slowdown in its markets and declined over 20% during the third quarter. We believe, however, that the long-term prospects for this franchise outweigh the risks of such near term volatility, and we continue to own the stock. Lowe's and Omnicom also hindered our performance, but we believe that in time these stocks will reward patient investors. We will also keep an eye on a number of companies in this sector as declining stock prices are tempting if the associated risk moderates.

Most health care stocks have been sluggish at best. With the Federal election cycle looming and political frontrunners trotting out a wide array of "fixes" to our inflation plagued health care system, the rally has bypassed most of the group. Fear of price controls, generic competition and an increasingly complex regulatory environment may weigh on this industry until after next November. While we believe that there is untapped value inherent in a number of health care stocks and have initiated new positions during the quarter, we remain slightly underweighted in our exposure to the group relative to the broader markets.

                                RECENT PURCHASES

CVS CAREMARK CORP. (CVS) operates about 6,200 stores and specializes in integrated pharmacy services. It is the leading provider of prescription drugs in the U.S., filling over a billion prescriptions annually. We expect robust earnings growth and believe that an aging U.S. population offers significant potential growth to pharmaceutical distribution companies. CVS stores have reported favorable same store sales recently, indicating that its recent acquisitions will contribute to earnings growth and are on track to be accretive by the end of the year.

INTERNATIONAL BUSINESS MACHINES CORP. (IBM) is the world's largest information technology services and software company. A positive outlook for corporate IT spending should lift the sector overall, but IBM, with a commanding global presence, particularly in emerging markets, is poised to gain market share as it continues to improve and expand services to existing clients. Earnings are projected to grow at double digit rates during the next few years and the company will continue to generate impressive free cash flow, which should help maintain or accelerate the current share repurchase program.

JPMORGAN CHASE & CO. (JPM) is a global investment banking and financial services company. The financial services industry has been weak this year due to the effect of sub-prime mortgage fallout and the ensuing spillover into the corporate debt market. However, in spite of a slightly weak third quarter, JPMorgan's full year earnings are not expected to be significantly impacted and we believe recent weakness in the stock has been overdone. Recent acquisitions in consumer banking operations along with strong investment banking, asset management and private equity revenues should help offset losses stemming from the weaker credit markets. Finally, we believe that a focused management team should be able to capitalize on current conditions to expand and improve its core businesses and drive significant earnings growth.

MILLICOM INTERNATIONAL CELLULAR S.A. (MICC) is a global mobile telecommunications operator with concentrated operations in Latin America, Asia and Africa. Millicom competes effectively in Central and Latin America, owning the number one position in three of the six markets served and the number two position in two markets. Additionally, the company's innovation has allowed them to be first to market with per-second prepaid wireless billing as well as E-Pin electronic replenishment for prepaid phones. Both initiatives have boosted revenues as well as market share in the regions offered. Subscriber penetration in each of Millicom's markets remains relatively low, which we believe lends significant growth opportunities for Millicom.

OWENS & MINOR INC. (OMI) is the largest medical and surgical supply company catering to hospitals in the United States. A recently completed acquisition of a complementary business from rival McKesson has boosted revenue growth and increased sales volume. A direct-to-consumer diabetes supply business it also acquired has grown its operating margins and generates a healthy profit. By paying down debt and solidifying its balance sheet, Owens & Minor is in a position to expand its area of operation or seek new business opportunities through further acquisitions.

WYETH (WYE) is a leading pharmaceutical manufacturer of prescription and over-the-counter medicines, including brand names Advil, Robitussin, Prevnar and Enbrel, among others. Its Alzheimer's program addresses a growing problem with a potentially revolutionary treatment regimen. It has launched an aggressive cost-cutting program which should expand margins, and strategic alliances with other major pharmaceutical companies may be an appealing option for management and shareholders alike.


                                                Sincerely,


                                                Joseph L. Antrim, III
                                                President
                                                Davenport Equity Fund




AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION. TO OBTAIN A COPY OF THE FUND'S PROSPECTUS PLEASE CALL 1-888-285-1863 AND A COPY WILL BE SENT TO YOU FREE OF CHARGE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

THE LETTER TO SHAREHOLDERS SEEKS TO DESCRIBE SOME OF THE ADVISER'S CURRENT OPINIONS AND VIEWS OF THE FINANCIAL MARKETS. ALTHOUGH THE ADVISER BELIEVES IT HAS A REASONABLE BASIS FOR ANY OPINIONS OR VIEWS EXPRESSED, ACTUAL RESULTS MAY DIFFER, SOMETIMES SIGNIFICANTLY SO, FROM THOSE EXPECTED OR EXPRESSED. THE DISCUSSION OF PARTICULAR SECURITIES SHOULD NOT BE CONSIDERED A RECOMMENDATION BY THE ADVISER.

THE DAVENPORT EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVENPORT EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

                              [LINE GRAPH OMITTED]

STANDARD & POOR'S 500 INDEX                          THE DAVENPORT EQUITY FUND
----------------------------                        ----------------------------

    DATE          VALUE                                DATE           VALUE
    ----         -------                                ----         -------
  01/15/98     $  10,000                              01/15/98     $  10,000
  03/31/98        11,625                              03/31/98        11,140
  06/30/98        12,009                              06/30/98        11,295
  09/30/98        10,814                              09/30/98         9,950
  12/31/98        13,118                              12/31/98        11,519
  03/31/99        13,771                              03/31/99        12,090
  06/30/99        14,742                              06/30/99        12,709
  09/30/99        13,821                              09/30/99        11,920
  12/31/99        15,878                              12/31/99        13,321
  03/31/00        16,242                              03/31/00        13,894
  06/30/00        15,810                              06/30/00        13,456
  09/30/00        15,657                              09/30/00        13,330
  12/31/00        14,432                              12/31/00        13,226
  03/31/01        12,721                              03/31/01        11,580
  06/30/01        13,466                              06/30/01        11,966
  09/30/01        11,489                              09/30/01        10,738
  12/31/01        12,717                              12/31/01        11,706
  03/31/02        12,752                              03/31/02        11,915
  06/30/02        11,043                              06/30/02        10,913
  09/30/02         9,136                              09/30/02         9,288
  12/31/02         9,906                              12/31/02         9,801
  03/31/03         9,594                              03/31/03         9,453
  06/30/03        11,071                              06/30/03        10,784
  09/30/03        11,364                              09/30/03        11,204
  12/31/03        12,748                              12/31/03        12,272
  03/31/04        12,964                              03/31/04        12,640
  06/30/04        13,187                              06/30/04        12,677
  09/30/04        12,941                              09/30/04        12,479
  12/31/04        14,135                              12/31/04        13,674
  03/31/05        13,832                              03/31/05        13,514
  06/03/05        14,021                              06/03/05        13,535
  09/30/05        14,526                              09/30/05        14,003
  12/31/05        14,829                              12/31/05        14,302
  03/31/06        15,453                              03/31/06        14,795
  06/30/06        15,231                              06/30/06        14,612
  09/30/06        16,094                              09/30/06        15,203
  12/31/06        17,172                              12/31/06        16,158
  03/31/07        17,282                              03/31/07        16,279
  06/30/07        18,367                              06/30/07        17,544
  09/30/07        18,739                              09/30/07        18,468

--------------------------------------------------------------------------------
                                            Average Annual Total Returns(a)
                                        (for periods ended September 30, 2007)

                                         1 YEAR     5 YEARS     SINCE INCEPTION*
The Davenport Equity Fund                21.48%      14.74%         6.52%
Standard & Poor's 500 Index              16.44%      15.45%         6.68%
--------------------------------------------------------------------------------

*     Initial public offering of shares was January 15, 1998.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE DAVENPORT EQUITY FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================

SECTOR CONCENTRATION VS. THE STANDARD & POOR'S 500 INDEX

                              [BAR CHART OMITTED]

                                                          (% of Net Assets)

                                                        The           Standard &
                                                  Davenport Equity    Poor's 500
                                                        Fund            Index
                                                  ----------------     -------
Consumer Discretionary                                   6.1%            9.2%
Consumer Staples                                        13.3%            9.5%
Energy                                                  11.9%           11.7%
Financials                                              19.1%           19.8%
Health Care                                              9.8%           11.7%
Industrials                                             11.8%           11.5%
Information Technology                                  16.0%           16.2%
Materials                                                4.2%            3.2%
Telecommunications Services                              5.8%            3.8%
Utilities                                                0.0%            3.4%
Cash Equivalents                                         2.0%            0.0%

TOP TEN HOLDINGS
                                                                         % OF
SECURITY DESCRIPTION                                                  NET ASSETS
---------------------------------------                               ----------
General Electric Company                                                 3.4%
Schlumberger Ltd.                                                        2.7%
Markel Corporation                                                       2.7%
United Technologies Corporation                                          2.4%
China Mobile Ltd.                                                        2.4%
Danaher Corporation                                                      2.3%
Praxair, Inc.                                                            2.2%
ConocoPhillips                                                           2.2%
Exxon Mobil Corporation                                                  2.2%
Capital One Financial Corporation                                        2.1%


THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2007 (UNAUDITED)
==============================================================================================================
ASSETS
   Investments in securities:
     At acquisition cost ......................................................................  $ 124,018,588
                                                                                                 =============
     At market value (Note 1) .................................................................  $ 168,467,726
   Dividends receivable .......................................................................        107,903
   Receivable for investment securities sold ..................................................      2,859,500
   Receivable for capital shares sold .........................................................         88,222
   Other assets ...............................................................................         17,805
                                                                                                 -------------
     TOTAL ASSETS .............................................................................    171,541,156
                                                                                                 -------------

LIABILITIES
   Payable for investment securities purchased ................................................      1,954,851
   Payable for capital shares redeemed ........................................................        197,673
   Accrued investment advisory fees (Note 3) ..................................................        110,368
   Accrued administration fees (Note 3) .......................................................         18,000
   Accrued compliance fees (Note 3) ...........................................................          1,750
   Other accrued expenses and liabilities .....................................................         14,774
                                                                                                 -------------
     TOTAL LIABILITIES ........................................................................      2,297,416
                                                                                                 -------------

NET ASSETS ....................................................................................  $ 169,243,740
                                                                                                 =============

Net assets consist of:
Paid-in capital ...............................................................................  $ 111,911,189
Distributions in excess of net investment income ..............................................         (4,227)
Accumulated net realized gains from security transactions .....................................     12,887,640
Net unrealized appreciation on investments ....................................................     44,449,138
                                                                                                 -------------
Net assets ....................................................................................  $ 169,243,740
                                                                                                 =============

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)     10,148,618
                                                                                                 =============

Net asset value, offering price and redemption price per share (Note 1) .......................  $       16.68
                                                                                                 =============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================

INVESTMENT INCOME
   Dividends ....................................................... $ 1,304,951
                                                                     -----------

EXPENSES
   Investment advisory fees (Note 3) ...............................     604,140
   Administration fees (Note 3) ....................................     108,394
   Compliance service fees (Note 3) ................................      11,251
   Custodian fees ..................................................       9,783
   Printing of shareholder reports .................................       9,381
   Professional fees ...............................................       7,371
   Trustees' fees and expenses .....................................       6,497
   Registration fees ...............................................       6,358
   Postage and supplies ............................................       5,287
   Insurance expense ...............................................       4,645
   Other expenses ..................................................       9,914
                                                                     -----------
     TOTAL EXPENSES ................................................     783,021
                                                                     -----------

NET INVESTMENT INCOME ..............................................     521,930
                                                                     -----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions ...................   8,223,570
   Net change in unrealized appreciation/depreciation on investments  11,551,707
                                                                     -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...................  19,775,277
                                                                     -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ......................... $20,297,207
                                                                     ===========

See accompanying notes to financial statements.


THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
===================================================================================================
                                                                       SIX MONTHS
                                                                          ENDED           YEAR
                                                                        SEPT. 30,         ENDED
                                                                           2007         MARCH 31,
                                                                       (UNAUDITED)        2007
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ...........................................  $     521,930   $     999,836
   Net realized gains from security transactions ...................      8,223,570      10,206,688
   Net change in unrealized appreciation/depreciation on investments     11,551,707       2,884,979
                                                                      -------------   -------------
Net increase in net assets from operations .........................     20,297,207      14,091,503
                                                                      -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ......................................       (528,965)     (1,012,305)
   From net realized capital gains on security transactions ........             --      (5,238,825)
                                                                      -------------   -------------
Net decrease in net assets from distributions to shareholders ......       (528,965)     (6,251,130)
                                                                      -------------   -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .......................................      8,050,488      11,901,066
   Net asset value of shares issued in
     reinvestment of distributions to shareholders .................        499,864       5,939,200
   Payments for shares redeemed ....................................    (10,729,954)    (22,948,178)
                                                                      -------------   -------------
Net decrease in net assets from capital share transactions .........     (2,179,602)     (5,107,912)
                                                                      -------------   -------------

TOTAL INCREASE IN NET ASSETS .......................................     17,588,640       2,732,461

NET ASSETS
   Beginning of period .............................................    151,655,100     148,922,639
                                                                      -------------   -------------
   End of period ...................................................  $ 169,243,740   $ 151,655,100
                                                                      =============   =============

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME ...........................................  $      (4,227)  $       2,808
                                                                      =============   =============

CAPITAL SHARE ACTIVITY
   Sold ............................................................        515,102         830,191
   Reinvested ......................................................         31,139         416,381
   Redeemed ........................................................       (682,278)     (1,606,678)
                                                                      -------------   -------------
   Net decrease in shares outstanding ..............................       (136,037)       (360,106)
   Shares outstanding at beginning of period .......................     10,284,655      10,644,761
                                                                      -------------   -------------
   Shares outstanding at end of period .............................     10,148,618      10,284,655
                                                                      =============   =============

See accompanying notes to financial statements.


THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                            SEPT. 30,                                YEARS ENDED MARCH 31,
                                              2007          ----------------------------------------------------------------------
                                           (UNAUDITED)         2007           2006           2005           2004           2003
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..  $    14.75       $    13.99     $    13.08     $    12.30     $     9.23     $    11.71
                                           ----------       ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income ................        0.05             0.10           0.07           0.07           0.04           0.06
   Net realized and unrealized gains
     (losses) on investments ............        1.93             1.28           1.17           0.78           3.07          (2.48)
                                           ----------       ----------     ----------     ----------     ----------     ----------
Total from investment operations ........        1.98             1.38           1.24           0.85           3.11          (2.42)
                                           ----------       ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income .       (0.05)           (0.10)         (0.07)         (0.07)         (0.04)         (0.06)
   Distributions from net realized gains
     on security transactions ...........          --            (0.52)         (0.26)            --             --             --
                                           ----------       ----------     ----------     ----------     ----------     ----------
Total distributions .....................       (0.05)           (0.62)         (0.33)         (0.07)         (0.04)         (0.06)
                                           ----------       ----------     ----------     ----------     ----------     ----------

Net asset value at end of period ........  $    16.68       $    14.75     $    13.99     $    13.08     $    12.30     $     9.23
                                           ==========       ==========     ==========     ==========     ==========     ==========

Total return (a) ........................       13.45% (b)       10.02%          9.48%          6.91%         33.72%        (20.66%)
                                           ==========       ==========     ==========     ==========     ==========     ==========

Net assets at end of period (000's) .....  $  169,244       $  151,655     $  148,923     $  138,181     $  121,769     $   76,473
                                           ==========       ==========     ==========     ==========     ==========     ==========

Ratio of expenses to average net assets .        0.97% (c)        0.98%          0.98%          0.98%          1.00%          1.04%

Ratio of net investment income to
   average net assets ...................        0.65% (c)        0.67%          0.50%          0.57%          0.35%          0.62%

Portfolio turnover rate .................          23% (b)          26%            39%            28%            25%            18%

(a) Total returns are a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)   Not annualized.

(c)   Annualized.

See accompanying notes to financial statements.


THE DAVENPORT EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007 (UNAUDITED)
==========================================================================================================
     SHARES      COMMON STOCKS -- 98.0%                                                         VALUE
----------------------------------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY -- 6.1%
       110,572   CarMax, Inc. (a).........................................................  $    2,247,929
        56,400   Comcast Corporation (a)..................................................       1,363,752
        68,354   Lowe's Companies, Inc. ..................................................       1,915,279
        52,350   Omnicom Group, Inc.......................................................       2,517,512
        68,925   PetSmart, Inc. ..........................................................       2,198,708
                                                                                            --------------
                                                                                                10,243,180
                                                                                            --------------
                 CONSUMER STAPLES -- 13.3%
        45,184   Colgate-Palmolive Company................................................       3,222,523
        69,525   CVS Caremark Corporation.................................................       2,755,276
        75,000   Kraft Foods, Inc.........................................................       2,588,250
        44,000   PepsiCo, Inc.............................................................       3,223,440
        36,375   Procter & Gamble Company (The)...........................................       2,558,617
        53,800   Smithfield Foods, Inc. (a)...............................................       1,694,700
       100,166   Sysco Corporation........................................................       3,564,908
        62,555   Walgreen Company.........................................................       2,955,098
                                                                                            --------------
                                                                                                22,562,812
                                                                                            --------------
                 ENERGY -- 11.9%
        35,700   Chevron Corporation......................................................       3,340,806
        42,015   ConocoPhillips...........................................................       3,687,656
        25,276   EOG Resources, Inc.......................................................       1,828,213
        39,716   Exxon Mobil Corporation..................................................       3,676,113
        39,494   GlobalSantaFe Corporation................................................       3,002,334
        43,517   Schlumberger Ltd.........................................................       4,569,285
                                                                                            --------------
                                                                                                20,104,407
                                                                                            --------------
                 FINANCIALS -- 19.1%
        48,883   American International Group, Inc. ......................................       3,306,935
        48,700   Bank of America Corporation..............................................       2,448,149
        60,614   BB&T Corporation.........................................................       2,448,199
           883   Berkshire Hathaway, Inc. - Class B (a)...................................       3,489,616
        62,537   Brookfield Asset Management, Inc.........................................       2,407,674
        53,914   Capital One Financial Corporation........................................       3,581,507
        11,175   Goldman Sachs Group, Inc. (The)..........................................       2,422,070
        29,850   Hartford Financial Services Group, Inc. (The)............................       2,762,618
        42,350   JPMorgan Chase & Company.................................................       1,940,477
         9,347   Markel Corporation (A)...................................................       4,523,948
        53,099   T. Rowe Price Group, Inc.................................................       2,957,083
                                                                                            --------------
                                                                                                32,288,276
                                                                                            --------------
                 HEALTH CARE -- 9.8%
        41,750   Allergan, Inc............................................................       2,691,622
        47,234   Eli Lilly & Company......................................................       2,689,032
        42,502   Johnson & Johnson........................................................       2,792,381
        83,450   Owens & Minor, Inc.......................................................       3,178,611
        51,325   Wyeth....................................................................       2,286,529
        35,967   Zimmer Holdings, Inc. (a)................................................       2,912,967
                                                                                            --------------
                                                                                                16,551,142
                                                                                            --------------


THE DAVENPORT EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
==========================================================================================================
      SHARES     COMMON STOCKS -- 98.0% (CONTINUED)                                             VALUE
----------------------------------------------------------------------------------------------------------
                 INDUSTRIALS -- 11.8%
        47,240   Danaher Corporation......................................................  $    3,907,220
       137,516   General Electric Company.................................................       5,693,162
        29,169   L-3 Communications Holdings, Inc. .......................................       2,979,322
        44,071   United Parcel Service, Inc. - Class B....................................       3,309,732
        51,428   United Technologies Corporation..........................................       4,138,926
                                                                                            --------------
                                                                                                20,028,362
                                                                                            --------------
                 INFORMATION TECHNOLOGY -- 16.0%
        19,847   Apple Computer, Inc. (a).................................................       3,047,308
       100,000   Corning, Inc. ...........................................................       2,465,000
         5,265   Google, Inc. (a).........................................................       2,986,677
       106,600   Intel Corporation........................................................       2,756,676
        21,175   International Business Machines Corporation..............................       2,494,415
       100,123   Microsoft Corporation....................................................       2,949,624
        71,251   Nokia Oyj - ADR..........................................................       2,702,550
       122,400   Oracle Corporation (a)...................................................       2,649,960
        46,900   SanDisk Corporation (a)..................................................       2,584,190
        65,475   Texas Instruments, Inc...................................................       2,395,730
                                                                                            --------------
                                                                                                27,032,130
                                                                                            --------------
                 MATERIALS -- 4.2%
        44,085   Praxair, Inc. ...........................................................       3,692,560
        10,109   Rio Tinto PLC - ADR......................................................       3,471,430
                                                                                            --------------
                                                                                                 7,163,990
                                                                                            --------------
                 TELECOMMUNICATIONS SERVICES -- 5.8%
        51,607   America Movil S.A. de C.V. - Series L - ADR..............................       3,302,848
        49,625   China Mobile Ltd. - ADR..................................................       4,071,235
        29,525   Millicom International Cellular S.A. (a).................................       2,477,148
                                                                                            --------------
                                                                                                 9,851,231
                                                                                            --------------

                 TOTAL COMMON STOCKS (Cost $121,376,392)..................................  $  165,825,530
                                                                                            --------------

==========================================================================================================
     SHARES      MONEY MARKET FUNDS -- 1.5%                                                     VALUE
----------------------------------------------------------------------------------------------------------
     2,642,196   First American Treasury Obligations Fund - Class Y (Cost $2,642,196).....  $    2,642,196
                                                                                            --------------

                 TOTAL INVESTMENTS AT VALUE -- 99.5% (Cost $124,018,588)..................  $  168,467,726

                 OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%............................         776,014
                                                                                            --------------

                 NET ASSETS -- 100.0%.....................................................  $  169,243,740
                                                                                            ==============

(a)   Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================

1.  SIGNIFICANT ACCOUNTING POLICIES

The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available or are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid during the periods ended September 30, 2007 and March 31, 2007 was as follows:

   --------------------------------------------------------------------------
    PERIOD ENDED      ORDINARY INCOME   LONG-TERM CAPITAL GAINS      TOTAL
   --------------------------------------------------------------------------
   Sept. 30, 2007      $    528,965           $        --         $   528,965
   March 31, 2007      $  1,012,305           $ 5,238,825         $ 6,251,130
   --------------------------------------------------------------------------

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2007:

--------------------------------------------------------------------------------
Cost of portfolio investments ..........................          $ 124,322,908
                                                                  =============
Gross unrealized appreciation ..........................          $  45,511,300
Gross unrealized depreciation ..........................             (1,366,482)
                                                                  -------------
Net unrealized appreciation ............................          $  44,144,818
Undistributed ordinary income ..........................              1,249,950
Undistributed long-term gains ..........................             11,937,783
                                                                  -------------
Accumulated earnings ...................................          $  57,332,551
                                                                  =============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. Theses "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

2. INVESTMENT TRANSACTIONS

During the six months ended September 30, 2007, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $35,124,517 and $36,274,278, respectively.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of the Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Fund for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT

Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Fund pays Ultimus an annual base fee of $15,000 plus an asset-based fee equal to 0.01% per annum on net assets in excess of $100 million.

4. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. As a result, the Fund has adopted FIN 48 with this Semi-Annual Report. Based on its analysis, management does not believe that the adoption of FIN 48 has a material impact on the financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE DAVENPORT EQUITY FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. Operating expenses, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

A fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund's costs in two ways:

Actual fund return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

Hypothetical 5% return - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

--------------------------------------------------------------------------------------
                                       Beginning          Ending
                                     Account Value     Account Value     Expenses Paid
                                     April 1, 2007    Sept. 30, 2007    During Period*
--------------------------------------------------------------------------------------
Based on Actual Fund Return             $1,000.00       $1,134.50            $5.19
--------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
     (before expenses)                  $1,000.00       $1,020.21            $4.91
--------------------------------------------------------------------------------------

*     Expenses are equal to the Fund's annualized expense ratio of 0.97% for the
      period,   multiplied  by  the  average  account  value  over  the  period, multiplied by 183/365 (to reflect the one-half year period).

THE DAVENPORT EQUITY FUND
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for the Fund is updated daily and can be reviewed at the Fund's website at http://www.investdavenport.com.

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

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

                                    DAVENPORT
                                   EQUITY FUND
                                   -----------

                               SEMI-ANNUAL REPORT
                               September 30, 2007
                                   (Unaudited)

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISER
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

CUSTODIAN
US Bank
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
John P. Ackerly IV, Vice President

                                      THE
                            FLIPPIN, BRUCE & PORTER
                                     FUNDS
                        ---------------------------------
                                 FBP VALUE FUND
                                FBP BALANCED FUND



                               SEMI-ANNUAL REPORT
                               September 30, 2007
                                   (Unaudited)



                                  NO-LOAD FUNDS

LETTER TO SHAREHOLDERS                                         NOVEMBER 23, 2007
================================================================================

We are pleased to report on the progress of your Fund and its investments for the semi-annual period ended September 30, 2007. Illustrated below are the returns over the past year and longer time periods.

                                            % Average Annual Returns
                                        Periods Ended September 30, 2007
                                ----------------------------------------------
                                One Year   Three Years   Five Years  Ten Years
--------------------------------------------------------------------------------
FBP Value Fund                    8.85        11.63         15.00      6.84
FBP Balanced Fund                 8.03         9.17         11.83      6.68

Volatility has clearly returned to the marketplace as evidenced in price movements of both stocks and bonds over the past number of months. Stocks generated above average returns from mid 2002 until early this year with very little volatility, however the environment today has clearly changed. Investors are once again pricing assets with an added risk premium, which on a long term basis will be positive, but short term the adjustment certainly is painful. With the exception of U.S. Government securities, most financial assets have performed very poorly since September 30 as fears of widening credit problems are rippling through various sectors of the market. A slowing U.S. economy, driven by a consumer pullback due to a weak housing market and higher energy costs, seems to be the catalyst.

Real GDP growth for 2007 will be approximately 2%, however we expect both the fourth quarter of this year and early next year to be even softer. Whether it weakens enough to be classified as recessionary is yet to be seen, but the financial markets are clearly behaving as if a recession is on the horizon. Quality is currently in vogue, whether a high quality corporate bond, a U.S. Treasury security, or high quality stock. Those sectors most affected by consumer spending (i.e. retail, housing, financials, and auto) are all under pressure. The markets additionally are being negatively affected by tax loss selling, which normally peaks in late October to mid-November, and as a result of analysts' revisions to earnings expectations.

The Funds' holdings in Financials, increased exposure to Consumer Discretionary stocks and low exposure to Energy stocks have held back returns. Information Technology and Health Care have both performed well and have been overweighted. We see troubling signs of overvaluation in Energy. Crude oil is approaching $100 per barrel, driven largely by geopolitical concerns and a weak dollar. Most energy companies' stock prices have risen faster this year than fundamental revenue or earnings improvement. Conversely, we see tremendous opportunity in both Financials and Consumer Discretionary, as recent weakness has provided additional buying opportunities and set up the potential for substantial upside over the next several years. During this semi-annual period, the Funds invested in several new positions. Amgen, a global biotechnology company, is selling at valuation levels significantly below its historical averages. We believe investors have overreacted to the challenges facing the company's anemia franchise. KB Home, one of America's premier homebuilders, and Masco, a leading manufacturer of home improvement and building products, were also added.
Flextronics, a global electronics contract manufacturer, was added as we see opportunity for it to expand market share and enhance profitability as it completes its acquisition of Solectron. A small position in Popular, Inc. was added to each Fund's Financials sector holdings. Eliminated from the Funds were positions in EMC, Gannett, Tyco International and, due to their acquisitions by private equity buyers, Sabre and Realogy.

As we look forward, we must always remember that markets are discounting mechanisms. Today, the prices of many stocks, bonds and other financial instruments reflect a very negative outlook. Valuations have become very attractive in our opinion when looking at earnings potential, cash flows and assets. Our economy is still growing, just at a slower rate. Growth outside the U.S. is even stronger and will help pull us along. The Federal Reserve has lowered interest rates and, in our opinion, will continue to do so while also providing ample liquidity to our financial system. When it is clear that the economy is stronger and the country is past the peak of the housing problems, prices will go much higher.

Please visit our website at www.fbpinc.com for information on our firm, philosophy, investment process and staff. As always, we thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.

/s/ John T. Bruce

John T. Bruce, CFA
President - Portfolio Manager
November 23, 2007

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, ARE AVAILABLE BY CALLING 1-866-738-1127.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUNDS CAREFULLY BEFORE INVESTING. THE FUNDS' PROSPECTUSES CONTAIN THIS AND OTHER IMPORTANT INFORMATION. TO OBTAIN A COPY OF THE FUNDS PROSPECTUS PLEASE CALL 1-866-738-1127 AND A COPY WILL BE SENT TO YOU FREE OF CHARGE OR DOWNLOAD A COPY AT WWW.FBPINC.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. THE FUNDS ARE DISTRIBUTED BY ULTIMUS FUND DISTRIBUTORS, LLC.

The Letter to Shareholders seeks to describe some of the Adviser's current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(UNAUDITED)
================================================================================

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has the potential to outpace the FBP Balanced Fund, which normally maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

                                 FBP VALUE FUND

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP VALUE
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                              [LINE GRAPH OMITTED]

  FBP VALUE FUND         STANDARD & POOR'S 500 INDEX      CONSUMER PRICE INDEX
  --------------         ---------------------------      --------------------

  DATE      VALUE            DATE          VALUE            DATE        VALUE
  ----     -------           ----         -------           ----       -------
09/30/97   $10,000         09/30/97       $10,000         09/30/97     $10,000
12/31/97     9,927         12/31/97        10,287         12/31/97      10,062
03/31/98    11,137         03/31/98        11,722         03/31/98      10,074
06/30/98    11,098         06/30/98        12,109         06/30/98      10,131
09/30/98     9,394         09/30/98        10,905         09/30/98      10,173
12/31/98    11,705         12/31/98        13,227         12/31/98      10,216
03/31/99    11,999         03/31/99        13,886         03/31/99      10,241
06/30/99    13,615         06/30/99        14,865         06/30/99      10,334
09/30/99    11,823         09/30/99        13,937         09/30/99      10,390
12/31/99    12,142         12/31/99        16,010         12/31/99      10,471
03/31/00    11,351         03/31/00        16,378         03/31/00      10,571
06/30/00    10,943         06/30/00        15,942         06/30/00      10,676
09/30/00    11,381         09/30/00        15,788         09/30/00      10,757
12/31/00    11,909         12/31/00        14,553         12/31/00      10,838
03/31/01    12,165         03/31/01        12,827         03/31/01      10,944
06/30/01    13,067         06/30/01        13,578         06/30/01      11,062
09/30/01    11,484         09/30/01        11,585         09/30/01      11,050
12/31/01    13,264         12/31/01        12,823         12/31/01      11,044
03/31/02    13,283         03/31/02        12,858         03/31/02      11,069
06/30/02    11,591         06/30/02        11,136         06/30/02      11,193
09/30/02     9,638         09/30/02         9,212         09/30/02      11,249
12/31/02    10,385         12/31/02         9,989         12/31/02      11,286
03/31/03     9,748         03/31/03         9,674         03/31/03      11,398
06/30/03    11,677         06/30/03        11,164         06/30/03      11,423
09/30/03    12,210         09/30/03        11,459         09/30/03      11,491
12/31/03    13,700         12/31/03        12,854         12/31/03      11,486
03/31/04    14,291         03/31/04        13,072         03/31/04      11,591
06/30/04    14,459         06/30/04        13,297         06/30/04      11,772
09/30/04    13,935         09/30/04        13,049         09/30/04      11,797
12/31/04    15,181         12/31/04        14,253         12/31/04      11,890
03/31/05    14,955         03/31/05        13,947         03/31/05      12,034
06/30/05    15,303         06/30/05        14,138         06/30/05      12,198
09/30/05    15,559         09/30/05        14,647         09/30/05      12,323
12/31/05    16,070         12/31/05        14,953         12/31/05      12,398
03/31/06    16,754         03/31/06        15,582         03/31/06      12,468
06/30/06    16,553         06/30/06        15,358         06/30/06      12,706
09/30/06    17,807         09/30/06        16,228         09/30/06      12,794
12/31/06    18,909         12/31/06        17,315         12/31/06      12,643
03/31/07    18,692         03/31/07        17,426         03/31/07      12,768
06/30/07    19,808         06/30/07        18,520         06/30/07      13,048
09/30/07    19,383         09/30/07        18,896         09/30/07      13,045


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(CONTINUED) (UNAUDITED)
================================================================================

                               FBP BALANCED FUND

 COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP BALANCED
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                              [LINE GRAPH OMITTED]

  FBP BALANCED FUND     STANDARD & POOR'S 500 INDEX     CONSUMER PRICE INDEX
  -----------------     ---------------------------     --------------------

  DATE        VALUE         DATE           VALUE          DATE        VALUE
  ----       -------        ----          -------         ----       -------
09/30/97     $10,000      09/30/97        $10,000       09/30/97     $10,000
12/31/97       9,970      12/31/97         10,287       12/31/97      10,062
03/31/98      10,861      03/31/98         11,722       03/31/98      10,074
06/30/98      10,959      06/30/98         12,109       06/30/98      10,131
09/30/98       9,859      09/30/98         10,905       09/30/98      10,173
12/31/98      11,479      12/31/98         13,227       12/31/98      10,216
03/31/99      11,810      03/31/99         13,886       03/31/99      10,241
06/30/99      12,847      06/30/99         14,865       06/30/99      10,334
09/30/99      11,673      09/30/99         13,937       09/30/99      10,390
12/31/99      12,089      12/31/99         16,010       12/31/99      10,471
03/31/00      11,588      03/31/00         16,378       03/31/00      10,571
06/30/00      11,233      06/30/00         15,942       06/30/00      10,676
09/30/00      11,686      09/30/00         15,788       09/30/00      10,757
12/31/00      12,216      12/31/00         14,553       12/31/00      10,838
03/31/01      12,439      03/31/01         12,827       03/31/01      10,944
06/30/01      13,066      06/30/01         13,578       06/30/01      11,062
09/30/01      12,163      09/30/01         11,585       09/30/01      11,050
12/31/01      13,428      12/31/01         12,823       12/31/01      11,044
03/31/02      13,400      03/31/02         12,858       03/31/02      11,069
06/30/02      12,233      06/30/02         11,136       06/30/02      11,193
09/30/02      10,914      09/30/02          9,212       09/30/02      11,249
12/31/02      11,586      12/31/02          9,989       12/31/02      11,286
03/31/03      11,234      03/31/03          9,674       03/31/03      11,398
06/30/03      12,850      06/30/03         11,164       06/30/03      11,423
09/30/03      13,280      09/30/03         11,459       09/30/03      11,491
12/31/03      14,472      12/31/03         12,854       12/31/03      11,486
03/31/04      14,963      03/31/04         13,072       03/31/04      11,591
06/30/04      15,054      06/30/04         13,297       06/30/04      11,772
09/30/04      14,675      09/30/04         13,049       09/30/04      11,797
12/31/04      15,636      12/31/04         14,253       12/31/04      11,890
03/31/05      15,442      03/31/05         13,947       03/31/05      12,034
06/30/05      15,704      06/30/05         14,138       06/30/05      12,198
09/30/05      15,889      09/30/05         14,647       09/30/05      12,323
12/31/05      16,286      12/31/05         14,953       12/31/05      12,398
03/31/06      16,802      03/31/06         15,582       03/31/06      12,468
06/30/06      16,711      06/30/06         15,358       06/30/06      12,706
09/30/06      17,672      09/30/06         16,228       09/30/06      12,794
12/31/06      18,511      12/31/06         17,315       12/31/06      12,643
03/31/07      18,431      03/31/07         17,426       03/31/07      12,768
06/30/07      19,278      06/30/07         18,520       06/30/07      13,048
09/30/07      19,093      09/30/07         18,896       09/30/07      13,045

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS (a)
                     (FOR PERIODS ENDED SEPTEMBER 30, 2007)

                                       1 YEAR      5 YEARS     10 YEARS
                                       ------      -------     --------
FBP Value Fund                          8.85%       15.00%      6.84%
FBP Balanced Fund                       8.03%       11.83%      6.68%
Standard & Poor's 500 Index            16.44%       15.45%      6.57%
Consumer Price Index                    1.96%        3.01%      2.69%
--------------------------------------------------------------------------------

      (a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

FBP VALUE FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================


GENERAL INFORMATION
-----------------------------------------
Net Asset Value Per Share        $28.14
Total Net Assets (Millions)      $ 59.0
Current Expense Ratio              0.99%
Portfolio Turnover                   13%
Fund Inception Date              7/30/93

                             FBP VALUE  S&P 500
STOCK CHARACTERISTICS          FUND      INDEX
--------------------------------------------------
Number of Stocks                 46        500
Weighted Avg Market
   Capitalization (Billions)  109.9      121.1
Price-to-Earnings Ratio
   (IBES 1 Yr. Forecast EPS)   12.9       14.8
Price-to-Book Value             2.2        2.9

ASSET ALLOCATION
----------------------------------------

                               [PIE CHART OMITTED]

                        Cash Equivalents          0.6%
                        Stocks                   99.4%

INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

                               [BAR CHAR OMITTED]

                                                 (% of Net Assets)

                                           FBP Value Fund    S&P 500 Index
                                           --------------    -------------
        Consumer Discretionary                  14.6%              9.2%
        Consumer Staples                         8.4%              9.5%
        Energy                                   2.6%             11.7%
        Financials                              30.4%             19.8%
        Health Care                             15.1%             11.7%
        Industrials                              7.5%             11.5%
        Information Technology                  17.0%             16.2%
        Materials                                0.0%              3.2%
        Telecommunication Services               3.8%              3.8%
        Utilities                                0.0%              3.4%


           TEN LARGEST HOLDINGS                        % OF NET ASSETS
           --------------------                        ---------------
           International Business Machines Corporation     4.4%
           Bank of America Corporation                     4.3%
           American International Group, Inc.              4.1%
           Citigroup, Inc.                                 3.7%
           Wachovia Corporation                            3.7%
           General Electric Company                        3.6%
           JPMorgan Chase & Company                        3.5%
           Travelers Companies, Inc. (The)                 3.4%
           Wal-Mart Stores, Inc.                           3.3%
           Johnson & Johnson                               3.2%

FBP BALANCED FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================


GENERAL INFORMATION
------------------------------------------
Net Asset Value Per Share         $19.44
Total Net Assets (Millions)       $ 67.2
Current Expense Ratio              0.96%
Portfolio Turnover                   14%
Fund Inception Date               7/3/89

ASSET ALLOCATION
------------------------------------------

                               [PIE CHART OMITTED]

                     Cash Equivalents              3.5%
                     Fixed Income                 25.7%
                     Stocks                       70.8%

STOCK PORTFOLIO (70.8% OF FUND)
--------------------------------------------------------------------------------
Number of Stocks                 46
Weighted Avg Market
   Capitalization (Billions)  110.7
Price-to-Earnings Ratio
   (IBES 1 Yr. Forecast EPS)   13.1
Price-to-Book Value             2.2


FIVE LARGEST SECTORS    % OF NET ASSETS
--------------------    ---------------
Financials                  21.0%
Information Technology      12.9%
Health Care                 11.2%
Consumer Discretionary       9.8%
Consumer Staples             6.3%


TEN LARGEST HOLDINGS            % OF NET ASSETS
--------------------            ---------------
International Business Machines
  Corporation                         3.5%
Bank of America Corporation           3.0%
American International Group, Inc.    2.8%
Johnson & Johnson                     2.5%
Citigroup, Inc.                       2.5%
General Electric Company              2.5%
Wachovia Corporation                  2.4%
JPMorgan Chase & Company              2.4%
Wal-Mart Stores, Inc.                 2.3%
Travelers Companies, Inc. (The)       2.2%


FIXED-INCOME PORTFOLIO (25.7% OF FUND)
--------------------------------------------------------------------------------
Number of Fixed-Income Securities   24     SECTOR BREAKDOWN      % OF NET ASSETS
Average Quality                     AA     -----------------     ---------------
Average Stated Maturity            2.0     U.S. Treasury                2.6%
Average Effective Duration         1.6     Government Agency            7.1%
                                           Corporate                   16.0%

FBP VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================
  SHARES   COMMON STOCKS -- 99.4%                                        VALUE
--------------------------------------------------------------------------------
           CONSUMER DISCRETIONARY -- 14.6%
   28,000  Best Buy Company, Inc. ................................. $ 1,288,560
   20,000  Family Dollar Stores, Inc. (b)..........................     531,200
   35,000  General Motors Corporation (b)..........................   1,284,500
   24,000  Home Depot, Inc. (The)..................................     778,560
   33,000  KB HOME.................................................     826,980
   20,000  Kohl's Corporation (a) .................................   1,146,600
   39,000  Leggett & Platt, Inc. ..................................     747,240
   27,000  Macy's, Inc. ...........................................     872,640
   35,000  Wyndham Worldwide Corporation...........................   1,146,600
                                                                    -----------
                                                                      8,622,880
                                                                    -----------
           CONSUMER STAPLES -- 8.4%
   12,000  Altria Group, Inc. .....................................     834,360
   37,000  CVS Caremark Corporation................................   1,466,310
   10,000  Kimberly-Clark Corporation..............................     702,600
   45,200  Wal-Mart Stores, Inc. ..................................   1,972,980
                                                                    -----------
                                                                      4,976,250
                                                                    -----------
           ENERGY -- 2.6%
   21,000  Pioneer Natural Resources Company (b)...................     944,580
    7,500  Royal Dutch Shell PLC - Class A - ADR...................     616,350
                                                                    -----------
                                                                      1,560,930
                                                                    -----------
           FINANCIALS -- 30.4%
   17,000  American Express Company................................   1,009,290
   35,400  American International Group, Inc. .....................   2,394,810
   50,000  Bank of America Corporation.............................   2,513,500
   47,000  Citigroup, Inc. ........................................   2,193,490
   16,000  Fannie Mae (b)..........................................     972,960
   17,700  Freddie Mac.............................................   1,044,477
   45,000  JPMorgan Chase & Company................................   2,061,900
   17,065  Lincoln National Corporation............................   1,125,778
   38,000  Popular, Inc............................................     466,640
   40,000  Travelers Companies, Inc. (The).........................   2,013,600
   43,000  Wachovia Corporation....................................   2,156,450
                                                                    -----------
                                                                     17,952,895
                                                                    -----------
           HEALTH CARE -- 15.1%
   20,000  Amgen, Inc. (a).........................................   1,131,400
   29,000  Johnson & Johnson.......................................   1,905,300
   25,000  Merck & Company, Inc.  .................................   1,292,250
   67,000  Pfizer, Inc. ...........................................   1,636,810
   40,000  Watson Pharmaceuticals, Inc. (a)........................   1,296,000
   21,000  WellPoint, Inc. (a).....................................   1,657,320
                                                                    -----------
                                                                      8,919,080
                                                                    -----------

FBP VALUE FUND
SCHEDULE OF INVESTMENTS
===============================================================================
  SHARES   COMMON STOCKS -- 99.4%(CONTINUED)                              VALUE
-------------------------------------------------------------------------------
           INDUSTRIALS -- 7.5%
   12,000  Avery Dennison Corporation.............................. $   684,240
   10,300  FedEx Corporation ......................................   1,078,925
   51,000  General Electric Company................................   2,111,400
   23,000  Masco Corporation.......................................     532,910
                                                                    -----------
                                                                      4,407,475
                                                                    -----------
           INFORMATION TECHNOLOGY -- 17.0%
   20,000  Agilent Technologies, Inc. (a) (b) .....................     737,600
   49,000  Cisco Systems, Inc. (a) ................................   1,622,390
   20,400  Computer Sciences Corporation (a) ......................   1,140,360
   50,000  Flextronics International, Ltd. (a) ....................     559,000
   32,000  Hewlett-Packard Company (b).............................   1,593,280
   22,000  International Business Machines Corporation.............   2,591,600
   40,000  Microsoft Corporation...................................   1,178,400
  156,000  Solectron Corporation (a) ..............................     608,400
                                                                    -----------
                                                                     10,031,030
                                                                    -----------
           TELECOMMUNICATIONS SERVICES -- 3.8%
   70,000  Sprint Nextel Corporation (b)...........................   1,330,000
   20,000  Verizon Communications, Inc.  ..........................     885,600
                                                                    -----------
                                                                      2,215,600
                                                                    -----------

           TOTAL COMMON STOCKS (Cost $40,826,711).................. $58,686,140
                                                                    -----------

===============================================================================
  SHARES   MONEY MARKET FUNDS -- 0.7%                                  VALUE
-------------------------------------------------------------------------------
  386,373  Fidelity Institutional Government Portfolio -
             Class I (Cost $386,373) .............................. $   386,373
                                                                    -----------

           TOTAL INVESTMENTS AT VALUE -- 100.1% (Cost $41,213,084). $59,072,513

           LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%).........     (40,362)
                                                                    -----------

           NET ASSETS -- 100.0%.................................... $59,032,151
                                                                    ===========

(a) Non-income producing security.

(b) Security covers a written call option.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

FBP VALUE FUND
SCHEDULE OF OPEN OPTION CONTRACTS
SEPTEMBER 30, 2007 (UNAUDITED)
============================================================================
  OPTION                                               VALUE OF     PREMIUMS
 CONTRACTS   COVERED CALL OPTIONS                      OPTIONS      RECEIVED
----------------------------------------------------------------------------
             Agilent Technologies, Inc.,
        50     11/17/2007 at $40...................   $   2,500  $   10,874
             Family Dollar Stores, Inc.,
        40     10/20/2007 at $35...................         200       9,323
             Fannie Mae,
        40     01/19/2008 at $70...................       3,720      15,616
             General Motors Corporation,
        85     01/19/2008 at $40...................      20,400      17,603
             Hewlett-Packard Company,
        80     01/19/2008 at $50...................      24,800      17,781
             Pioneer Natural Resources Company,
        35     12/22/2007 at $55...................         875      12,669
             Sprint Nextel Corporation,
       140     11/17/2007 at $22.50................       2,100      23,800
                                                      ---------  ----------
                                                      $  54,595  $  107,666
                                                      =========  ==========

See accompanying notes to financial statements.

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007 (UNAUDITED)
===============================================================================
  SHARES   COMMON STOCKS -- 70.8%                                         VALUE
-------------------------------------------------------------------------------
           CONSUMER DISCRETIONARY -- 9.8%
   21,600  Best Buy Company, Inc. ................................. $   994,032
   16,000  Family Dollar Stores, Inc. (b)..........................     424,960
   26,000  General Motors Corporation (b)..........................     954,200
   18,000  Home Depot, Inc. (The)..................................     583,920
   26,000  KB HOME.................................................     651,560
   16,000  Kohl's Corporation (a) .................................     917,280
   25,000  Leggett & Platt, Inc. ..................................     479,000
   20,000  Macy's, Inc. ...........................................     646,400
   28,000  Wyndham Worldwide Corporation...........................     917,280
                                                                    -----------
                                                                      6,568,632
                                                                    -----------
           CONSUMER STAPLES -- 6.3%
   14,000  Altria Group, Inc. .....................................     973,420
   29,500  CVS Caremark Corporation................................   1,169,085
    7,700  Kimberly-Clark Corporation..............................     541,002
   35,000  Wal-Mart Stores, Inc. ..................................   1,527,750
                                                                    -----------
                                                                      4,211,257
                                                                    -----------
           ENERGY -- 1.8%
   17,000  Pioneer Natural Resources Company (b)...................     764,660
    5,300  Royal Dutch Shell PLC - ADR.............................     435,554
                                                                    -----------
                                                                      1,200,214
                                                                    -----------
           FINANCIALS -- 21.0%
   18,000  American Express Company................................   1,068,660
   27,500  American International Group, Inc.......................   1,860,375
   40,000  Bank of America Corporation.............................   2,010,800
   36,000  Citigroup, Inc. ........................................   1,680,120
   13,000  Fannie Mae (b)..........................................     790,530
   13,400  Freddie Mac.............................................     790,734
   35,000  JPMorgan Chase & Company................................   1,603,700
   11,676  Lincoln National Corporation............................     770,266
   30,000  Popular, Inc............................................     368,400
   30,000  Travelers Companies, Inc. (The).........................   1,510,200
   32,800  Wachovia Corporation....................................   1,644,920
                                                                    -----------
                                                                     14,098,705
                                                                    -----------
           HEALTH CARE -- 11.2%
   14,000  Amgen, Inc. (a).........................................     791,980
   26,000  Johnson & Johnson.......................................   1,708,200
   25,400  Merck & Company, Inc.  .................................   1,312,926
   51,300  Pfizer, Inc. ...........................................   1,253,259
   36,000  Watson Pharmaceuticals, Inc. (a)........................   1,166,400
   16,400  WellPoint, Inc. (a).....................................   1,294,288
                                                                    -----------
                                                                      7,527,053
                                                                    -----------
           INDUSTRIALS -- 5.0%
    9,300  Avery Dennison Corporation..............................     530,286
    7,400  FedEx Corporation  .....................................     775,150
   40,000  General Electric Company................................   1,656,000
   18,000  Masco Corporation.......................................     417,060
                                                                    -----------
                                                                      3,378,496
                                                                    -----------

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
===============================================================================
  SHARES   COMMON STOCKS -- 70.8% (CONTINUED)                             VALUE
-------------------------------------------------------------------------------
           INFORMATION TECHNOLOGY -- 12.9%
   21,000  Agilent Technologies, Inc. (a) (b) ..................... $   774,480
   38,000  Cisco Systems, Inc. (a) ................................   1,258,180
   20,000  Computer Sciences Corporation (a) ......................   1,118,000
   40,000  Flextronics International, Ltd. (a) ....................     447,200
   25,000  Hewlett-Packard Company (b).............................   1,244,750
   20,000  International Business Machines Corporation.............   2,356,000
   35,000  Microsoft Corporation ..................................   1,031,100
  115,000  Solectron Corporation (a)...............................     448,500
                                                                    -----------
                                                                      8,678,210
                                                                    -----------
           TELECOMMUNICATIONS SERVICES -- 2.8%
   53,000  Sprint Nextel Corporation (b)...........................   1,007,000
   20,000  Verizon Communications, Inc.  ..........................     885,600
                                                                    -----------
                                                                      1,892,600
                                                                    -----------

           TOTAL COMMON STOCKS (Cost $30,231,233).................. $47,555,167
                                                                    -----------

===============================================================================
PAR VALUE     U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 9.7%           VALUE
-------------------------------------------------------------------------------
           U.S. TREASURY NOTES -- 2.6%
$1,000,000    5.00%, due 07/31/2008................................ $ 1,006,953
   750,000    4.50%, due 11/15/2010................................     760,254
                                                                    -----------
                                                                      1,767,207
                                                                    -----------
           FEDERAL HOME LOAN BANK -- 4.9%
  500,000     4.28%, due 07/14/2008................................     498,315
  500,000     4.035%, due 03/09/2009...............................     497,029
  750,000     5.25%, due 03/17/2010................................     752,219
  750,000     5.125%, due 05/28/2010...............................     752,375
  750,000     5.05%, due 08/24/2011................................     756,340
                                                                    -----------
                                                                      3,256,278
                                                                    -----------
           FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.1%
  750,000     5.25%, due 10/06/2011................................     755,166
                                                                    -----------
           FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.1%
  750,000     5.375%, due 10/11/2011...............................     750,201
                                                                    -----------
           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                (Cost $6,500,782).................................. $ 6,528,852
                                                                    -----------

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
===============================================================================
PAR VALUE  CORPORATE BONDS -- 16.0%                                     VALUE
-------------------------------------------------------------------------------
           FINANCIALS -- 7.9%
           Bankers Trust New York Corporation,
$ 750,000     7.375%, due 05/01/2008............................... $   757,594
           Credit Suisse First Boston USA, Inc.,
  750,000     4.70%, due 06/01/2009................................     748,087
           International Lease Finance Corporation,
  750,000     5.40%, due 02/15/2012................................     743,606
           John Deere Capital Corporation,
  500,000     3.375%, due 10/01/2007...............................     500,000
           Northern Trust Company,
 1,000,000      7.10%, due 08/01/2009..............................   1,037,677
           Prudential Financial, Inc.,
  750,000     5.80%, due 06/15/2012................................     766,832
           Student Loan Marketing Corporation,
  750,000     3.625%, due 03/17/2008...............................     741,707
                                                                    -----------
                                                                      5,295,503
                                                                    -----------
           HEALTH CARE -- 0.7%
           UnitedHealth Group, Inc.,
  500,000     3.30%, due 01/30/2008................................     497,191
                                                                    -----------
           INDUSTRIALS -- 4.1%
           Donnelley (R.R.) & Sons Company,
  750,000     3.75%, due 04/01/2009................................     733,192
           Kraft Foods, Inc.,
  750,000     5.625%, due 11/01/2011...............................     754,704
           Ryder System, Inc.,
  750,000     5.00%, due 04/01/2011................................     739,796
           Stanley Works (The),
  500,000     3.50%, due 11/01/2007................................     499,231
                                                                    -----------
                                                                      2,726,923
                                                                    -----------
           UTILITIES -- 3.3%
           Dominion Resources, Inc.,
  750,000     4.125%, due 02/15/2008...............................     745,916
           Ohio Power Company,
  750,000     5.30%, due 11/01/2010................................     751,272
           Public Service Electric & Gas Company,
  750,000     4.00%, due 11/01/2008................................     741,352
                                                                    -----------
                                                                      2,238,540
                                                                    -----------

           TOTAL CORPORATE BONDS (Cost $10,702,280)................ $10,758,157
                                                                    -----------

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
===============================================================================
  SHARES   MONEY MARKET FUNDS -- 3.3%                                  VALUE
-------------------------------------------------------------------------------
2,230,356  Fidelity Institutional Government Portfolio -
             Class I (Cost $2,230,356) ............................ $ 2,230,356
                                                                    -----------

           TOTAL INVESTMENTS AT VALUE -- 99.8% (Cost $49,664,651).. $67,072,532

           OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2% ..........     155,429
                                                                    -----------

           NET ASSETS -- 100.0%.................................... $67,227,961
                                                                    ===========

(a) Non-income producing security.

(b) Security covers a written call option.

ADR - American Depositary Receipt

See accompanying notes to financial statements.


FBP BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================
  OPTION                                                   VALUE OF     PREMIUMS
 CONTRACTS   COVERED CALL OPTIONS                          OPTIONS      RECEIVED
--------------------------------------------------------------------------------
             Agilent Technologies, Inc.,
        50     11/17/2007 at $40.......................  $    2,500  $   10,873
             Family Dollar Stores, Inc.,
        30     10/20/2007 at $35.......................         150       7,050
             Fannie Mae,
        40     01/19/2008 at $70.......................       3,720      15,616
             General Motors Corporation,
        66     01/19/2008 at $40.......................      15,840      13,668
             Hewlett-Packard Company,
       100     01/19/2008 at $50.......................      31,000      22,227
             Pioneer Natural Resources Company,
        30     12/22/2007 at $55.......................         750      10,859
             Sprint Nextel Corporation,
       100     11/17/2007 at $22.50....................       1,500      17,000
                                                         ----------   ---------
                                                         $   55,460   $  97,293
                                                         ==========   =========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2007 (UNAUDITED)

====================================================================================
                                                            FBP             FBP
                                                           VALUE         BALANCED
                                                           FUND            FUND
------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
     At acquisition cost............................  $  41,213,084    $  49,664,651
                                                      =============    =============
     At value (Note 1)..............................  $  59,072,513    $  67,072,532
   Dividends and interest receivable................         66,039          322,908
   Receivable for capital shares sold...............          1,925           26,240
   Other assets.....................................          9,245            6,313
                                                      -------------    -------------
     TOTAL ASSETS...................................     59,149,722       67,427,993
                                                      -------------    -------------

LIABILITIES
   Distributions payable............................          4,806           31,550
   Payable for capital shares redeemed..............          1,003           49,294
   Accrued investment advisory fees (Note 3)........         33,789           38,352
   Payable to Administrator (Note 3)................          7,200            7,850
   Other accrued expenses and liabilities...........         16,178           17,526
   Covered call options, at value (Notes 1 and 4)
     (premiums received $107,666 and
     $97,293, respectively).........................         54,595           55,460
                                                      -------------    -------------
     TOTAL LIABILITIES..............................        117,571          200,032
                                                      -------------    -------------

NET ASSETS .........................................  $  59,032,151    $  67,227,961
                                                      =============    =============

Net assets consist of:
   Paid-in capital..................................  $  37,777,607     $ 46,867,378
   Accumulated undistributed net investment income..          4,832          100,253
   Accumulated net realized gains from
     security transactions..........................      3,337,212        2,810,616
   Net unrealized appreciation on investments.......     17,912,500       17,449,714
                                                      -------------    -------------
Net assets..........................................  $  59,032,151    $  67,227,961
                                                      =============    =============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
     no par value)..................................      2,098,084        3,457,718
                                                      =============    =============

Net asset value, offering price and redemption
   price per share (Note 1).........................  $       28.14    $       19.44
                                                      =============    =============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED)

====================================================================================
                                                            FBP             FBP
                                                           VALUE         BALANCED
                                                           FUND            FUND
------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest.........................................  $          --    $     440,401
   Dividends........................................        660,025          562,726
                                                      -------------    -------------
     TOTAL INVESTMENT INCOME........................        660,025        1,003,127
                                                      -------------    -------------

EXPENSES
   Investment advisory fees (Note 3)................        214,692          238,380
   Administration fees (Note 3).....................         40,102           43,442
   Professional fees................................          8,139            8,818
   Postage and supplies.............................          7,264            5,574
   Trustees' fees and expenses......................          6,287            6,287
   Custodian fees...................................          5,929            5,561
   Compliance service fees (Note 3).................          4,910            5,011
   Registration fees................................          5,834            3,628
   Printing of shareholder reports..................          3,546            2,270
   Insurance expense................................          2,055            2,211
   Pricing costs....................................            659            2,260
   Other expenses...................................          4,986            4,321
                                                      -------------    -------------
     TOTAL EXPENSES.................................        304,403          327,763
                                                      -------------    -------------

NET INVESTMENT INCOME ..............................        355,622          675,364
                                                      -------------    -------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
   Net realized gains on security transactions......      3,325,464        2,795,075
   Net realized gains on option contracts written...         11,599           15,312
   Net change in unrealized appreciation/
     depreciation on investments....................     (1,436,189)      (1,064,486)
                                                      -------------    -------------

NET REALIZED AND UNREALIZED GAINS
   ON INVESTMENTS ..................................      1,900,874        1,745,901
                                                      -------------    -------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS .................................  $   2,256,496    $   2,421,265
                                                      =============    =============


See accompanying notes to financial statements.


THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=====================================================================================================
                                                     FBP                              FBP
                                                  VALUE FUND                     BALANCED FUND
                                          ---------------------------     ---------------------------
                                           SIX MONTHS                     SIX MONTHS
                                             ENDED          YEAR             ENDED          YEAR
                                           SEPT. 30,        ENDED          SEPT. 30,        ENDED
                                             2007          MARCH 31,         2007          MARCH 31,
                                          (UNAUDITED)        2007         (UNAUDITED)        2007
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ................  $    355,622   $    703,122     $    675,364   $  1,263,651
  Net realized gains on:
    Security transactions ..............     3,325,464      3,893,568        2,795,075      2,661,939
    Option contracts written ...........        11,599        269,755           15,312        180,970
  Net change in unrealized appreciation/
    depreciation on investments ........    (1,436,189)     1,578,555       (1,064,486)     1,880,976
                                          ------------   ------------     ------------   ------------
Net increase in net assets
  from operations ......................     2,256,496      6,445,000        2,421,265      5,987,536
                                          ------------   ------------     ------------   ------------

DISTRIBUTIONS TO
  SHAREHOLDERS
  From net investment income ...........      (359,089)      (703,259)        (656,617)    (1,261,402)
  From realized capital gains on
    security transactions ..............            --     (4,163,508)              --     (2,826,469)
                                          ------------   ------------     ------------   ------------
Net decrease in net assets from
  distributions to shareholders ........      (359,089)    (4,866,767)        (656,617)    (4,087,871)
                                          ------------   ------------     ------------   ------------

FROM CAPITAL
  SHARE TRANSACTIONS
  Proceeds from shares sold ............     1,590,994      7,533,124        2,311,031      2,955,850
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders ....................       349,374      4,724,181          581,992      3,694,969
  Payments for shares redeemed .........    (5,038,534)   (13,213,446)      (3,787,299)    (4,973,441)
                                          ------------   ------------     ------------   ------------
Net increase (decrease) in net assets
  from capital share transactions ......    (3,098,166)      (956,141)        (894,276)     1,677,378
                                          ------------   ------------     ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ........................    (1,200,759)       622,092          870,372      3,577,043

NET ASSETS
  Beginning of period ..................    60,232,910     59,610,818       66,357,589     62,780,546
                                          ------------   ------------     ------------   ------------
  End of period ........................  $ 59,032,151   $ 60,232,910     $ 67,227,961   $ 66,357,589
                                          ============   ============     ============   ============

ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME ................  $      4,832   $      8,299     $    100,253   $     81,506
                                          ============   ============     ============   ============

CAPITAL SHARE ACTIVITY
  Sold .................................        55,565        276,657          120,514        155,242
  Reinvested ...........................        12,270        171,718           29,716        194,182
  Redeemed .............................      (176,191)      (483,330)        (194,058)      (260,834)
                                          ------------   ------------     ------------   ------------
  Net increase (decrease) in
    shares outstanding .................      (108,356)       (34,955)         (43,828)        88,590
  Shares outstanding at
    beginning of period ................     2,206,440      2,241,395        3,501,546      3,412,956
                                          ------------   ------------     ------------   ------------
  Shares outstanding at end of period ..     2,098,084      2,206,440        3,457,718      3,501,546
                                          ============   ============     ============   ============

See accompanying notes to financial statements.


FBP VALUE FUND
FINANCIAL HIGHLIGHTS
===========================================================================================================================
                            SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===========================================================================================================================
                                           SIX MONTHS
                                             ENDED
                                            SEPT. 30,                            YEARS ENDED MARCH 31,
                                             2007        ------------------------------------------------------------------
                                          (UNAUDITED)       2007          2006          2005          2004          2003
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..  $    27.30    $    26.60    $    25.73    $    24.86    $    17.12    $    23.59
                                           ----------    ----------    ----------    ----------    ----------    ----------

Income (loss) from investment operations:
  Net investment income .................        0.17          0.33          0.32          0.29          0.22          0.20
  Net realized and unrealized gains
   (losses) on investments ..............        0.84          2.71          2.70          0.86          7.74         (6.47)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations ........        1.01          3.04          3.02          1.15          7.96         (6.27)
                                           ----------    ----------    ----------    ----------    ----------    ----------

Less distributions:
  Dividends from net investment income ..       (0.17)        (0.33)        (0.32)        (0.28)        (0.22)        (0.20)
  Distributions from net realized gains .          --         (2.01)        (1.83)           --            --            --
                                           ----------    ----------    ----------    ----------    ----------    ----------
Total distributions .....................       (0.17)        (2.34)        (2.15)        (0.28)        (0.22)        (0.20)
                                           ----------    ----------    ----------    ----------    ----------    ----------

Net asset value at end of period ........  $    28.14    $    27.30    $    26.60    $    25.73    $    24.86    $    17.12
                                           ==========    ==========    ==========    ==========    ==========    ==========

Total return (a) ........................        3.69%(b)     11.57%        12.03%         4.65%        46.60%       (26.61%)
                                           ==========    ==========    ==========    ==========    ==========    ==========

Net assets at end of period (000's) .....  $   59,032    $   60,233    $   59,611    $   61,212    $   50,400    $   48,552
                                           ==========    ==========    ==========    ==========    ==========    ==========

Ratio of expenses to average net assets .        0.99%(c)      1.01%         1.01%         1.00%         1.02%         1.00%

Ratio of net investment income to
  average net assets ....................        1.16%(c)      1.19%         1.17%         1.17%         0.94%         1.06%

Portfolio turnover rate .................          13%(b)        16%           15%           15%           19%           12%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)   Not annualized.

(c)   Annualized.

See accompanying notes to financial statements.


FBP BALANCED FUND
FINANCIAL HIGHLIGHTS

==================================================================================================================================
                            SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==================================================================================================================================
                                           SIX MONTHS
                                             ENDED
                                            SEPT. 30,                                YEARS ENDED MARCH 31,
                                              2007          ----------------------------------------------------------------------
                                           (UNAUDITED)         2007            2006            2005          2004          2003
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..  $    18.95       $    18.39      $    18.06      $    18.40    $    14.46    $    17.68
                                           ----------       ----------      ----------      ----------    ----------    ----------

Income (loss) from investment operations:
  Net investment income .................        0.20             0.37            0.33            0.29          0.29          0.36
  Net realized and unrealized gains
   (losses) on investments ..............        0.48             1.39            1.22            0.28          4.49         (3.21)
                                           ----------       ----------      ----------      ----------    ----------    ----------
Total from investment operations ........        0.68             1.76            1.55            0.57          4.78         (2.85)
                                           ----------       ----------      ----------      ----------    ----------    ----------

Less distributions:
  Dividends from net investment income ..       (0.19)           (0.37)          (0.32)          (0.30)        (0.31)        (0.37)
  Distributions from net realized gains .          --            (0.83)          (0.90)          (0.61)        (0.53)           --
                                           ----------       ----------      ----------      ----------    ----------    ----------
Total distributions .....................       (0.19)           (1.20)          (1.22)          (0.91)        (0.84)        (0.37)
                                           ----------       ----------      ----------      ----------    ----------    ----------

Net asset value at end of period ........  $    19.44       $    18.95      $    18.39      $    18.06    $    18.40    $    14.46
                                           ==========       ==========      ==========      ==========    ==========    ==========

Total return (a) ........................        3.58%(b)         9.70%           8.81%           3.20%        33.19%       (16.16%)
                                           ==========       ==========      ==========      ==========    ==========    ==========

Net assets at end of period (000's) .....  $   67,228       $   66,358      $   62,781      $   61,466    $   58,290    $   44,333
                                           ==========       ==========      ==========      ==========    ==========    ==========

Ratio of expenses to average net assets .        0.96%(c)         0.97%           0.99%           0.96%         0.98%         1.00%

Ratio of net investment income to
  average net assets ....................        1.99%(c)         1.95%           1.75%           1.62%         1.68%         2.31%

Portfolio turnover rate .................          14%(b)           17%             24%             17%           21%           21%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)   Not annualized.

(c)   Annualized.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The FBP Value Fund and the FBP Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Value Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available or are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The tax character of distributions paid during the periods ended September 30, 2007 and March 31, 2007 are as follows:

--------------------------------------------------------------------------------------
                                    Period    Ordinary      Long-Term        Total
                                    Ended     Income      Capital Gains  Distributions
--------------------------------------------------------------------------------------
FBP Value Fund ...................  09/30/07  $  359,089    $       --    $  359,089
                                    03/31/07  $  952,036    $3,914,731    $4,866,767
--------------------------------------------------------------------------------------
FBP Balanced Fund ................  09/30/07  $  656,617    $       --    $  656,617
                                    03/31/07  $1,457,134    $2,630,737    $4,087,871
--------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust which may be based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2007:

---------------------------------------------------------------------------------
                                                          FBP           FBP
                                                      VALUE FUND    BALANCED FUND
---------------------------------------------------------------------------------
Cost of portfolio investments and written options .  $ 41,105,418   $ 49,497,832
                                                     ============   ============
Gross unrealized appreciation .....................  $ 19,398,856   $ 18,628,854
Gross unrealized depreciation .....................    (1,486,356)    (1,109,614)
                                                     ------------   ------------
Net unrealized appreciation .......................    17,912,500     17,519,240
Undistributed ordinary income .....................       543,912        487,038
Undistributed long-term gains .....................     2,802,938      2,385,855
Other temporary differences .......................        (4,806)       (31,550)
                                                     ------------   ------------
Total distibutable earnings .......................  $ 21,254,544   $ 20,360,583
                                                     ============   ============
---------------------------------------------------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the FBP Balanced Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

2.  INVESTMENT TRANSACTIONS

During the six months ended September 30, 2007, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $7,697,904 and $10,901,026, respectively, for the FBP Value Fund and $8,264,808 and $9,921,157, respectively, for the FBP Balanced Fund.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such net assets; and .50% of such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT

Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $16,800 plus an asset-based fee equal to 0.01% per annum on total net assets in excess of $100 million.

4.   COVERED CALL OPTIONS

A summary of covered call option contracts during the six months ended September 30, 2007 is as follows:

-----------------------------------------------------------------------------------
                                              FBP                      FBP
                                          VALUE FUND              BALANCED FUND
-----------------------------------------------------------------------------------
                                       OPTION      OPTION     OPTION        OPTION
                                      CONTRACTS   PREMIUMS   CONTRACTS     PREMIUMS
-----------------------------------------------------------------------------------
Options outstanding at
  beginning of period ..............         90   $  33,479          96   $  31,721
Options written ....................        470     107,666         416      97,293
Options exercised ..................        (40)    (21,879)        (30)    (16,409)
Options expired ....................        (50)    (11,600)        (66)    (15,312)
                                      ---------   ---------   ---------   ---------
Options outstanding at end of period        470   $ 107,666         416   $  97,293
                                      =========   =========   =========   =========
-----------------------------------------------------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

5.  CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6.  ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. As a result, the Funds have adopted FIN 48 with this Semi-Annual report. Based on its analysis, management does not believe that the adoption of FIN 48 has a material impact on the financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment return of the Funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

Actual fund return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

Hypothetical 5% return - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

FBP VALUE FUND

-------------------------------------------------------------------------------------------------
                                                  Beginning          Ending
                                                Account Value     Account Value    Expenses Paid
                                                April 1, 2007  September 30, 2007  During Period*
-------------------------------------------------------------------------------------------------
Based on Actual Fund Return                       $1,000.00         $1,036.90          $5.06
-------------------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
        (before expenses)                         $1,000.00         $1,020.10          $5.01
-------------------------------------------------------------------------------------------------

* Expenses are equal to the FBP Value Fund's annualized expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)

==================================================================================
FBP BALANCED FUND
-----------------------------------------------------------------------------------
                                    Beginning          Ending
                                  Account Value     Account Value     Expenses Paid
                                  April 1, 2007  September 30, 2007   During Period*
-----------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $1,035.80            $4.90
-----------------------------------------------------------------------------------
Based on Hypothetical 5% Return
        (before expenses)           $1,000.00        $1,020.26            $4.86
-----------------------------------------------------------------------------------

* Expenses are equal to the FBP Balanced Fund's annualized expense ratio of 0.96% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


OTHER INFORMATION (UNAUDITED)
================================================================================

The Trust files a complete listing of portfolio holdings for the Funds with the Securities and Exchange Commission (the SEC) as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov.

                      This page intentionally left blank.

                                       THE
                            FLIPPIN, BRUCE & PORTER
                                     FUNDS
                        ---------------------------------

INVESTMENT ADVISER
Flippin, Bruce & Porter, Inc.
800 Main Street, Second Floor
P.O. Box 6138
Lynchburg, Virginia 24505
TOLL-FREE 1-800-327-9375
WWW.FBPINC.COM

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
TOLL-FREE 1-866-738-1127

CUSTODIAN
US Bank
425 Walnut Street
Cincinnati, Ohio  45202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

OFFICERS
John T. Bruce, President
  and Portfolio Manager
John M. Flippin, Vice President
R. Gregory Porter, III,
  Vice President
John H. Hanna, IV, Vice President
David J. Marshall, Vice President

TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

================================================================================

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 NO-LOAD FUNDS

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                            THE JAMESTOWN SELECT FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                     THE JAMESTOWN INTERNATIONAL EQUITY FUND



                               SEMI-ANNUAL REPORT



                               SEPTEMBER 30, 2007
                                   (UNAUDITED)

                               Investment Adviser
                      LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA

================================================================================

THE JAMESTOWN BALANCED FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================

ASSET ALLOCATION
-----------------------------------                                      % OF
                                     TEN LARGEST EQUITY HOLDINGS      NET ASSETS
                                     -------------------------------------------
     [PIE CHART OMITTED]             Cisco Systems, Inc.                 1.9%
                                     General Electric Company            1.8%
   0.6%  - Cash Equivalents          PepsiCo, Inc.                       1.6%
   28.8% - Fixed Income              Microsoft Corporation               1.4%
   70.6% - Common Stocks             Schlumberger Ltd.                   1.3%
                                     Bank of America Corporation         1.3%
                                     Chevron Corporation                 1.2%
                                     AT&T, Inc.                          1.2%
                                     American International Group, Inc.  1.2%
                                     NVIDIA Corporation                  1.2%

EQUITY SECTOR CONCENTRATION VS. THE S&P 500 INDEX (70.6% OF NET ASSETS)
--------------------------------------------------------------------------------

                               [BAR CHART OMITTED]

                                                  (% of Net Assets)

                                                   The
                                                Jamestown
                                                 Balanced     S&P 500
                                                   Fund        Index
                                                ----------   ---------
          Consumer Discretionary                     8.4%       9.2%
          Consumer Staples                           7.9%       9.5%
          Energy                                    10.0%      11.7%
          Financials                                15.1%      19.8%
          Health Care                               13.6%      11.6%
          Industrials                               16.9%      11.5%
          Information Technology                    20.8%      16.2%
          Materials                                  3.7%       3.2%
          Telecommunications Services                3.0%       3.8%
          Utilities                                  0.7%       3.4%

FIXED-INCOME PORTFOLIO (28.8% OF NET ASSETS)     SECTOR BREAKDOWN
--------------------------------------------     -------------------------------
Average Stated Maturity (Years)   4.4            U.S. Treasury              9.5%
Average Duration (Years)          3.4            U.S. Government Agency    22.4%
Average Coupon                   5.89%           Mortgage-Backed           19.9%
Average Yield to Maturity        5.11%           Corporate                 48.2%

              CREDIT QUALITY            % OF FIXED INCOME PORTFOLIO
              -----------------------------------------------------
              AAA                                  51.0%
              AA                                    6.0%
              A                                    31.0%
              BAA                                  12.0%

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================

ASSET ALLOCATION
-----------------------------------                                      % OF
                                     TEN LARGEST EQUITY HOLDINGS      NET ASSETS
                                     -------------------------------------------
    [PIE CHART OMITTED]              Cisco Systems, Inc.                 2.4%
                                     General Electric Company            2.3%
 100.00% - Common Stocks             PepsiCo, Inc.                       2.0%
                                     Microsoft Corporation               1.9%
                                     Schlumberger Ltd.                   1.9%
                                     AT&T, Inc.                          1.7%
                                     Chevron Corporation                 1.7%
                                     American International Group, Inc.  1.7%
                                     CVS Caremark Corporation            1.6%
                                     Bank of America Corporation         1.6%

SECTOR CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

                               [BAR CHART OMITTED]

                                                  (% of Net Assets)

                                                   The
                                                Jamestown
                                                 Equity       S&P 500
                                                  Fund         Index
                                                ---------     -------
           Consumer Discretionary                  8.8%         9.2%
           Consumer Staples                        8.4%         9.5%
           Energy                                 10.1%        11.7%
           Financials                             14.7%        19.8%
           Health Care                            13.7%        11.6%
           Industrials                            16.2%        11.5%
           Information Technology                 20.3%        16.2%
           Materials                               3.6%         3.2%
           Telecommunications Services             2.9%         3.8%
           Utilities                               1.3%         3.4%

THE JAMESTOWN SELECT FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================

ASSET ALLOCATION
-----------------------------------                                      % OF
                                    TEN LARGEST EQUITY HOLDINGS       NET ASSETS
                                    --------------------------------------------
     [PIE CHART OMITTED]            Schlumberger Ltd.                    2.1%
                                    Cameron International Corporation    2.0%
   98.5% - Common Stocks            Express Scripts, Inc.                1,8%
    1.5% - Cash Equivalents         Freeport-McMoRan Copper & Gold, Inc. 1.7%
                                    Precision Castparts Corporation      1.7%
                                    Thermo Fisher Scientific, Inc.       1.6%
                                    McDonald's Corporation               1.6%
                                    Transocean, Inc.                     1.6%
                                    Deere & Company                      1.6%
                                    Hewlett-Packard Company              1.6%

SECTOR CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

                               [BAR CHART OMITTED]

                                                  (% of Net Assets)

                                               The
                                            Jamestown
                                              Select          S&P 500
                                               Fund            Index
                                            -----------      ---------
       Consumer Discretionary                   8.8%            9.2%
       Consumer Staples                         5.6%            9.5%
       Energy                                   9.6%           11.7%
       Financials                              14.9%           19.8%
       Health Care                             14.6%           11.7%
       Industrials                             15.9%           11.5%
       Information Technology                  20.4%           16.2%
       Materials                                6.0%            3.2%
       Telecommunications Services              1.5%            3.8%
       Utilities                                1.2%            3.4%
       Cash Equivalents                         1.5%            0.0%

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================

         CHARACTERISTICS
        (WEIGHTED AVERAGE)                  MATURITY BREAKDOWN (% OF PORTFOLIO)
------------------------------------     ---------------------------------------
30-day SEC Yield              3.34%               [BAR CHART OMITTED]
Tax-Equivalent Yield          5.14%*
Average Maturity (Years)       4.2              0-2 Years       18%
Average Duration (Years)       3.6              2-5 Years       32%
Average Quality                AA+              5-10 Years      49%
Number of Issues                38              10+ Years        1%

* Assumes a maximum 35.0% federal tax rate.


CREDIT QUALITY (% OF PORTFOLIO)          SECTOR DIVERSIFICATION (% OF PORTFOLIO)
------------------------------------     ---------------------------------------

     [PIE CHART OMITTED]                         [PIE CHART OMITTED]

         65.2% - AAA                          54.9% - Revenues
         34.8% - AA                           17.0% - Government Guaranteed
                                               1.8% - Floating Rate Notes
                                              26.3% - General Obligations

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================

ASSET ALLOCATION
-------------------------------                                          % OF
                                 TEN LARGEST HOLDINGS      COUNTRY    NET ASSETS
                                 -----------------------------------------------
  [PIE CHART OMITTED]            SAP AG                    Germany        3.7%
                                 Koninkijke (Royal)
    99.5% - Common Stocks          KPN NV                Netherlands      2.5%
     0.5% - Cash Equivalents     Repsol YPF SA              Spain         2.3%
                                 Mitsubishi Estate
                                   Company Ltd.             Japan         2.3%
                                 Siemens AG                Germany        2.2%
                                 Suez SA                   France         2.1%
                                 ENI SpA                    Italy         2.0%
                                 GlaxoSmithKline PLC    United Kingdom    2.0%
                                 Royal Dutch Shell
                                   PLC - Class A        United Kingdom    2.0%
                                 Allianz AG                Germany        1.6%


GEOGRAPHIC DIVERSIFICATION VS. THE MORGAN STANLEY EAFE INDEX
--------------------------------------------------------------------------------

                               [BAR CHART OMITTED]

                                               The
                                            Jamestown       Morgan
                                          International    Stanley
                                             Equity          EAFE
                                              Fund          Index
                                          --------------- -----------
           Belgium                             1.0%          1.3%
           Denmark                             1.0%          0.9%
           Finland                             1.9%          1.9%
           France                             11.5%         10.2%
           Germany                            14.1%          8.5%
           Greece                              1.4%          0.8%
           Italy                               4.9%          3.8%
           Japan                              22.2%         20.6%
           Netherlands                         6.5%          3.6%
           Norway                              1.2%          1.1%
           Poland                              0.4%          0.0%
           Portugal                            0.6%          0.4%
           Singapore                           2.0%          1.1%
           South Korea                         0.9%          0.0%
           Spain                               3.5%          4.2%
           Sweden                              2.5%          2.6%
           Switzerland                         5.4%          6.6%
           United Kingdom                     18.5%         22.3%
           Other                               0.0%          0.0%
           Cash Equivalents                    0.5%          0.0%

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2007 (UNAUDITED)
===============================================================================================================
                                                                                     JAMESTOWN      JAMESTOWN
                                       JAMESTOWN       JAMESTOWN      JAMESTOWN      TAX EXEMPT   INTERNATIONAL
                                        BALANCED         EQUITY         SELECT        VIRGINIA        EQUITY
                                          FUND            FUND           FUND           FUND           FUND
---------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities:
    At acquisition cost .............  $ 27,710,555   $ 27,351,839   $ 22,258,454   $ 26,999,294   $ 17,256,847
                                       ============   ============   ============   ============   ============
    At value (Note 1) ...............  $ 36,454,695   $ 38,848,451   $ 24,924,351   $ 27,385,215   $ 25,397,295
  Cash ..............................            --             --             --             --         67,854
  Cash denominated in
    foreign currency(a) (Note 5) ....            --             --             --             --          4,609
  Dividends and interest receivable .       148,769         23,456         18,364        347,976         49,099
  Receivable for investment
    securities sold .................       138,880        288,681        289,713             --         32,494
  Receivable for capital shares
    sold ............................            63             --             --        149,951             --
  Other assets ......................         3,147          9,526         10,040          6,583          3,774
                                       ------------   ------------   ------------   ------------   ------------
    TOTAL ASSETS ....................    36,745,554     39,170,114     25,242,468     27,889,725     25,555,125
                                       ------------   ------------   ------------   ------------   ------------

LIABILITIES
  Bank overdraft ....................            --             --             --         30,000             --
  Distributions payable .............        22,720          5,424             --         12,370            664
  Payable for securities purchased ..       566,970        388,803        657,970             --             --
  Payable for capital shares redeemed         9,614        157,017             --         10,496          4,445
  Accrued investment advisory fees
    (Note 3) ........................        20,140         20,191         16,345          7,096         12,934
  Accrued administration fees
    (Note 3) ........................         4,400          4,400          4,000          3,400          4,100
  Accrued compliance fees (Note 3) ..           500            500            450            450            600
  Net unrealized depreciation on
    forward foreign currency
    exchange contracts (Note 6) .....            --             --             --             --            232
  Other accrued expenses ............         2,834            737          1,600             64         12,749
                                       ------------   ------------   ------------   ------------   ------------
    TOTAL LIABILITIES ...............       627,178        577,072        680,365         63,876         35,724
                                       ------------   ------------   ------------   ------------   ------------

NET ASSETS ..........................  $ 36,118,376   $ 38,593,042   $ 24,562,103   $ 27,825,849   $ 25,519,401
                                       ============   ============   ============   ============   ============

Net assets consist of:
  Paid-in capital ...................  $ 24,751,320   $ 25,623,762   $ 21,977,309   $ 27,411,486   $ 31,942,320
  Accumulated undistributed net
    investment income (loss) ........         8,141           (467)       (21,036)        14,221         68,282
  Accumulated net realized gains
    (losses) from security
    transactions ....................     2,614,775      1,473,135        (60,067)        14,221    (14,632,639)
  Net unrealized appreciation
    on investments ..................     8,744,140     11,496,612      2,665,897        385,921      8,140,448
  Net unrealized appreciation on
    translation of assets and
    liabilities in foreign
    currencies ......................            --             --             --             --            990
                                       ------------   ------------   ------------   ------------   ------------
Net assets ..........................  $ 36,118,376   $ 38,593,042   $ 24,562,103   $ 27,825,849   $ 25,519,401
                                       ============   ============   ============   ============   ============

Shares of beneficial interest
  outstanding (unlimited number
  of shares authorized, no par
  value) ............................     2,306,301      1,903,270      2,110,242      2,769,250      1,691,629
                                       ============   ============   ============   ============   ============

Net asset value, offering price
  and redemption price per share(b) .  $      15.66   $      20.28   $      11.64  $      10.05   $      15.09
                                       ============   ============   ============  ============   ============

(a) For Jamestown International Equity Fund, the cost of cash denominated in foreign currency is $4,580.

(b) For Jamestown International Equity Fund, redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED)
===============================================================================================================
                                                                                     JAMESTOWN      JAMESTOWN
                                       JAMESTOWN       JAMESTOWN      JAMESTOWN      TAX EXEMPT   INTERNATIONAL
                                        BALANCED         EQUITY         SELECT        VIRGINIA        EQUITY
                                          FUND            FUND           FUND           FUND           FUND
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends .........................  $    178,698   $    221,368   $    121,203   $     12,707   $    455,799
  Foreign withholding taxes
    on dividends ....................          (337)          (429)            --             --        (63,509)
  Interest ..........................       360,410             --             --        693,458             --
                                       ------------   ------------   ------------   ------------   ------------
    TOTAL INVESTMENT INCOME .........       538,771        220,939        121,203        706,165        392,290
                                       ------------   ------------   ------------   ------------   ------------

EXPENSES
  Investment advisory fees (Note 3) .       138,436        124,712         85,343         56,914        130,625
  Administration fees (Note 3) ......        29,798         27,171         24,000         20,952         26,008
  Custodian fees ....................         8,134          5,007          6,321          1,910         29,632
  Professional fees .................        10,220          7,372          7,421          6,171          8,818
  Trustees' fees and expenses .......         6,288          6,288          6,288          6,288          6,288
  Pricing costs .....................         3,845          1,028          1,074          3,134         12,399
  Compliance consulting fees (Note 3)         2,983          2,928          2,675          2,750          3,606
  Postage and supplies ..............         1,459          2,746          1,716          1,990          2,041
  Printing of shareholder reports ...         2,019          3,081          1,388          1,308          1,712
  Registration fees .................         1,231          1,883          3,725            685          1,952
  Insurance expense .................         1,614          1,402            783          1,053          1,129
  Other expenses ....................            --          1,448          2,344          4,473          1,996
                                       ------------   ------------   ------------   ------------   ------------
    TOTAL EXPENSES ..................       206,027        185,066        143,078        107,628        226,206
  Fees waived by the Adviser
    (Note 3) ........................            --             --           (839)        (9,453)       (38,106)
  Expenses reimbursed through
    a directed brokerage
    arrangement (Note 4) ............       (10,000)        (8,000)            --             --             --
                                       ------------   ------------   ------------   ------------   ------------
    NET EXPENSES ....................       196,027        177,066        142,239         98,175        188,100
                                       ------------   ------------   ------------   ------------   ------------

NET INVESTMENT INCOME (LOSS) ........       342,744         43,873        (21,036)       607,990        204,190
                                       ------------   ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCIES (NOTE 5)
  Net realized gains (losses) from:
    Security transactions ...........     2,663,968      1,507,352       (104,830)       (90,311)       826,468
    Foreign currency transactions ...            --             --             --             --          1,951
  Net change in unrealized
    appreciation/depreciation on:
    Investments .....................       508,820      2,798,567      1,877,866        (57,000)       276,521
    Foreign currency translation ....            --             --             --             --             46
                                       ------------   ------------   ------------   ------------   ------------

NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCIES ............     3,172,788      4,305,919      1,773,036       (147,311)     1,104,986
                                       ------------   ------------   ------------   ------------   ------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS ..................  $  3,515,532   $  4,349,792   $  1,752,000   $    460,679   $  1,309,176
                                       ============   ============   ============   ============   ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================
                                              JAMESTOWN                     JAMESTOWN
                                             BALANCED FUND                 EQUITY FUND
                                      ---------------------------------------------------------
                                       SIX MONTHS                    SIX MONTHS
                                         ENDED           YEAR          ENDED           YEAR
                                        SEPT. 30,        ENDED        SEPT. 30,        ENDED
                                          2007         MARCH 31,        2007         MARCH 31,
                                       (UNAUDITED)       2007        (UNAUDITED)       2007
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ............  $    342,744   $    924,950   $     43,873   $    205,568
  Net realized gains on security
    transactions ...................     2,663,968      3,640,165      1,507,352      3,061,081
  Net change in unrealized
    appreciation/depreciation
    on investments .................       508,820     (1,428,467)     2,798,567       (687,674)
                                      ------------   ------------   ------------   ------------
Net increase in net assets
  from operations ..................     3,515,532      3,136,648      4,349,792      2,578,975
                                      ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .......      (355,435)      (956,689)       (47,723)      (203,630)
  From net realized gains from
    security transactions ..........            --     (3,490,662)            --     (3,027,251)
                                      ------------   ------------   ------------   ------------
Net decrease in net assets from
  distributions to shareholders ....      (355,435)    (4,447,351)       (47,723)    (3,230,881)
                                      ------------   ------------   ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ........       334,292        733,118        644,501      1,955,767
  Net asset value of shares issued
    in reinvestment of distributions
    to shareholders ................       310,058      4,156,986         42,299      2,926,496
  Payments for shares redeemed .....   (13,146,327)   (14,998,174)    (3,523,682)    (9,872,194)
                                      ------------   ------------   ------------   ------------
Net decrease in net assets from
  capital share transactions .......   (12,501,977)   (10,108,070)    (2,836,882)    (4,989,931)
                                      ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ....................    (9,341,880)   (11,418,773)     1,465,187     (5,641,837)

NET ASSETS
  Beginning of period ..............    45,460,256     56,879,029     37,127,855     42,769,692
                                      ------------   ------------   ------------   ------------
  End of period ....................  $ 36,118,376   $ 45,460,256   $ 38,593,042   $ 37,127,855
                                      ============   ============   ============   ============

ACCUMULATED UNDISTRIBUTED
  (OVERDISTRIBUTED) NET
  INVESTMENT INCOME ................  $      8,141   $     14,151   $       (467)  $      3,383
                                      ============   ============   ============   ============

CAPITAL SHARE ACTIVITY
  Sold .............................        21,959         49,158         33,679        105,603
  Reinvested .......................        20,123        283,046          2,085        160,560
  Redeemed .........................      (864,254)    (1,002,168)      (181,781)      (534,434)
                                      ------------   ------------   ------------   ------------
  Net decrease in shares outstanding      (822,172)      (669,964)      (146,017)      (268,271)
  Shares outstanding, beginning
    of period ......................     3,128,473      3,798,437      2,049,287      2,317,558
                                      ------------   ------------   ------------   ------------
  Shares outstanding, end of period      2,306,301      3,128,473      1,903,270      2,049,287
                                      ============   ============   ============   ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================
                                                                  JAMESTOWN
                                                                 SELECT FUND
                                                         ---------------------------
                                                          SIX MONTHS
                                                             ENDED         PERIOD
                                                           SEPT. 30,        ENDED
                                                             2007         MARCH 31,
                                                          (UNAUDITED)     2007 (a)
------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) .......................  $    (21,036)  $     18,607
   Net realized gains (losses) on security transactions      (104,830)        47,884
   Net change in unrealized appreciation/
     depreciation on investments ......................     1,877,866        788,031
                                                         ------------   ------------
Net increase in net assets from operations ............     1,752,000        854,522
                                                         ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .........................            --        (18,607)
   From net realized gains from security transactions .            --         (3,121)
                                                         ------------   ------------
Net decrease in net assets from
  distributions to shareholders .......................            --        (21,728)
                                                         ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..........................     3,873,814     18,357,722
   Net asset value of shares issued in reinvestment
     of distributions to shareholders .................            --         21,278
   Payments for shares redeemed .......................      (272,857)        (2,648)
                                                         ------------   ------------
Net increase in net assets from capital share
  transactions ........................................     3,600,957     18,376,352
                                                         ------------   ------------

TOTAL INCREASE IN NET ASSETS ..........................     5,352,957     19,209,146

NET ASSETS
   Beginning of period ................................    19,209,146             --
                                                         ------------   ------------
   End of period ......................................  $ 24,562,103   $ 19,209,146
                                                         ============   ============

ACCUMULATED NET INVESTMENT LOSS .......................  $    (21,036)  $         --
                                                         ============   ============

CAPITAL SHARE ACTIVITY
   Sold ...............................................       345,256      1,787,340
   Reinvested .........................................            --          2,042
   Redeemed ...........................................       (24,146)          (250)
                                                         ------------   ------------
   Net increase in shares outstanding .................       321,110      1,789,132
   Shares outstanding, beginning of period ............     1,789,132             --
                                                         ------------   ------------
   Shares outstanding, end of period ..................     2,110,242      1,789,132
                                                         ============   ============

(a) Represents the period from the commencement of operations (October 31, 2006) through March 31, 2007.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=====================================================================================================
                                               JAMESTOWN TAX EXEMPT         JAMESTOWN INTERNATIONAL
                                                   VIRGINIA FUND                  EQUITY FUND
                                            ---------------------------------------------------------
                                             SIX MONTHS                    SIX MONTHS
                                               ENDED           YEAR          ENDED           YEAR
                                              SEPT. 30,        ENDED        SEPT. 30,        ENDED
                                                2007         MARCH 31,        2007         MARCH 31,
                                             (UNAUDITED)       2007        (UNAUDITED)       2007
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ..................  $    607,990   $  1,100,898   $    204,190   $    121,475
  Net realized gains (losses) from:
    Security transactions ................       (90,311)        20,776        826,468        916,382
    Foreign currency transactions ........            --             --          1,951          1,717
  Net change in unrealized
    appreciation/ depreciation on:
    Investments ..........................       (57,000)        13,207        276,521      2,074,541
    Foreign currency translation .........            --             --             46            897
                                            ------------   ------------   ------------   ------------
Net increase in net assets from operations       460,679      1,134,881      1,309,176      3,115,012
                                            ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .............      (509,039)    (1,070,348)      (137,859)      (138,528)
  From net realized gains from
    security transactions ................            --        (36,397)            --             --
  In excess of net investment income .....            --             --             --         (6,400)
                                            ------------   ------------   ------------   ------------
Net decrease in net assets from
  distributions to shareholders ..........      (509,039)    (1,106,745)      (137,859)      (144,928)
                                            ------------   ------------   ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ..............     1,111,107      2,492,050        282,069      3,834,061
  Net asset value of shares issued
    in reinvestment of distributions
    to shareholders ......................       413,332        879,398        134,154        138,102
  Proceeds from redemption fees collected             --             --             --            290
  Payments for shares redeemed ...........    (2,631,154)    (4,840,151)    (2,057,953)    (2,552,645)
                                            ------------   ------------   ------------   ------------
Net increase (decrease) in net assets from
  capital share transactions .............    (1,106,715)    (1,468,703)    (1,641,730)     1,419,808
                                            ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..........................    (1,155,075)    (1,440,567)      (470,413)     4,389,892

NET ASSETS
  Beginning of period ....................    28,980,924     30,421,491     25,989,814     21,599,922
                                            ------------   ------------   ------------   ------------
  End of period ..........................  $ 27,825,849   $ 28,980,924   $ 25,519,401   $ 25,989,814
                                            ============   ============   ============   ============

ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME ..................  $     14,221   $     13,101   $     68,282   $         --
                                            ============   ============   ============   ============

CAPITAL SHARE ACTIVITY
  Sold ...................................       111,051        247,500         19,031        284,512
  Reinvested .............................        41,335         87,361          8,866         10,317
  Redeemed ...............................      (263,174)      (481,104)      (135,990)      (188,193)
                                            ------------   ------------   ------------   ------------
  Net increase (decrease) in shares
    outstanding ..........................      (110,788)      (146,243)      (108,093)       106,636
  Shares outstanding, beginning of period      2,880,038      3,026,281      1,799,722      1,693,086
                                            ------------   ------------   ------------   ------------
  Shares outstanding, end of period ......     2,769,250      2,880,038      1,691,629      1,799,722
                                            ============   ============   ============   ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
======================================================================================================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
======================================================================================================================
                                     SIX MONTHS
                                        ENDED
                                      SEPT. 30,                         YEARS ENDED MARCH 31,
                                        2007       -------------------------------------------------------------------
                                     (UNAUDITED)       2007          2006          2005          2004         2003
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning
  of period .......................  $    14.53     $    14.97    $    14.92    $    15.40    $    13.76    $    15.66
                                     ----------     ----------    ----------    ----------    ----------    ----------

Income (loss) from investment
 operations:
  Net investment income ...........        0.14           0.27          0.26          0.29          0.27          0.31
  Net realized and unrealized
    gains (losses) on investments .        1.13           0.69          1.06          0.14          2.48         (1.88)
                                     ----------     ----------    ----------    ----------    ----------    ----------
Total from investment operations ..        1.27           0.96          1.32          0.43          2.75         (1.57)
                                     ----------     ----------    ----------    ----------    ----------    ----------

Less distributions:
  Dividends from net investment
    income ........................       (0.14)         (0.29)        (0.27)        (0.30)        (0.29)        (0.33)
  Distributions from net realized
    gains .........................          --          (1.11)        (1.00)        (0.61)        (0.82)           --
                                     ----------     ----------    ----------    ----------    ----------    ----------
Total distributions ...............       (0.14)         (1.40)        (1.27)        (0.91)        (1.11)        (0.33)
                                     ----------     ----------    ----------    ----------    ----------    ----------

Net asset value at end of period ..  $    15.66     $    14.53    $    14.97    $    14.92    $    15.40    $    13.76
                                     ==========     ==========    ==========    ==========    ==========    ==========

Total return (a) ..................        8.76%(b)       6.57%         9.14%         2.83%        20.29%       (10.06%)
                                     ==========     ==========    ==========    ==========    ==========    ==========

Net assets at end of period (000's)  $   36,118     $   45,460    $   56,879    $   62,235    $   63,838    $   65,339
                                     ==========     ==========    ==========    ==========    ==========    ==========

Ratio of gross expenses to
  average net assets ..............        0.97%(c)       0.94%         0.93%         0.92%         0.91%         0.90%

Ratio of net expenses to
  average net assets(d) ...........        0.92%(c)       0.89%         0.89%         0.88%         0.88%         0.87%

Ratio of net investment income
  to average net assets ...........        1.61%(c)       1.80%         1.72%         1.87%         1.77%         2.12%

Portfolio turnover rate ...........          12%(b)         40%           49%           29%           36%           38%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)   Not annualized.

(c)   Annualized.

(d) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
==============================================================================================================================
                                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==============================================================================================================================
                                      SIX MONTHS
                                         ENDED
                                       SEPT. 30,                                  YEARS ENDED MARCH 31,
                                         2007           ----------------------------------------------------------------------
                                      (UNAUDITED)          2007           2006           2005           2004           2003
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning
  of period .......................   $    18.12        $    18.45     $    17.69     $    18.28     $    14.47     $    18.40
                                      ----------        ----------     ----------     ----------     ----------     ----------

Income (loss) from investment
 operations:
  Net investment income ...........         0.03              0.10           0.07           0.12           0.05           0.04
  Net realized and unrealized
    gains (losses) on investments .         2.16              1.15           2.11           0.65           4.30          (3.93)
                                      ----------        ----------     ----------     ----------     ----------     ----------
Total from investment operations ..         2.19              1.25           2.18           0.77           4.35          (3.89)
                                      ----------        ----------     ----------     ----------     ----------     ----------

Less distributions:
  Dividends from net investment
    income ........................        (0.03)            (0.10)         (0.07)         (0.12)         (0.05)         (0.04)
  Distributions from net realized
    gains .........................           --             (1.48)         (1.35)         (1.24)         (0.49)            --
                                      ----------        ----------     ----------     ----------     ----------     ----------
Total distributions ...............        (0.03)            (1.58)         (1.42)         (1.36)         (0.54)         (0.04)
                                      ----------        ----------     ----------     ----------     ----------     ----------

Net asset value at end of period ..   $    20.28        $    18.12     $    18.45     $    17.69     $    18.28     $    14.47
                                      ==========        ==========     ==========     ==========     ==========     ==========

Total return(a) ...................        12.06%(b)          6.92%         12.69%          4.34%         30.10%        (21.15%)
                                      ==========        ==========     ==========     ==========     ==========     ==========

Net assets at end of period (000's)   $   38,593        $   37,128     $   42,770     $   42,253     $   50,187     $   38,619
                                      ==========        ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to
  average net assets ..............         0.96%(c)          0.97%          0.97%          0.95%          0.94%          0.96%

Ratio of net expenses to
  average net assets(d) ...........         0.92%(c)          0.91%          0.92%          0.90%          0.88%          0.89%

Ratio of net investment income
  to average net assets ...........         0.23%(c)          0.52%          0.36%          0.63%          0.27%          0.25%

Portfolio turnover rate ...........           19%(b)            53%            60%            34%            52%            60%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)   Not annualized.

(c)   Annualized.

(d) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN SELECT FUND
FINANCIAL HIGHLIGHTS
=======================================================================================
      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=======================================================================================
                                                        SIX MONTHS
                                                           ENDED              PERIOD
                                                         SEPT. 30,            ENDED
                                                           2007              MARCH 31,
                                                        (UNAUDITED)          2007 (a)
---------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $      10.74        $      10.00
                                                       ------------        ------------

Income (loss) from investment operations:
   Net investment income (loss) ....................          (0.01)               0.01
   Net realized and unrealized gains on
     investments ...................................           0.91                0.75
                                                       ------------        ------------
Total from investment operations ...................           0.90                0.76
                                                       ------------        ------------

Less distributions:
   Dividends from net investment income ............             --               (0.02)
                                                       ------------        ------------

Net asset value at end of period ...................   $      11.64        $      10.74
                                                       ============        ============

Total return(b) ....................................           8.38%(c)            7.55%(c)
                                                       ============        ============

Net assets at end of period (000's) ................   $     24,562        $     19,209
                                                       ============        ============

Ratio of net expenses to average net assets(e) .....           1.25%(d)            1.25%(d)

Ratio of net investment income (loss) to average
  net assets .......................................          (0.18%)(d)           0.31%(d)

Portfolio turnover rate ............................             48%(c)              46%(c)

(a) Represents the period from the commencement of operations (October 31, 2006) through March 31, 2007.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d)   Annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.26%(d) for the six months ended September 30, 2007 and 1.47%(d) for the period ended March 31, 2007.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
================================================================================================================================
                                               SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================================================================
                                      SIX MONTHS
                                        ENDED
                                       SEPT. 30,                                YEARS ENDED MARCH 31,
                                         2007           ------------------------------------------------------------------------
                                      (UNAUDITED)          2007           2006           2005           2004             2003
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning
  of period .......................   $    10.06        $    10.05     $    10.22     $    10.57     $    10.56       $    10.12
                                      ----------        ----------     ----------     ----------     ----------       ----------

Income (loss) from investment
 operations:
  Net investment income ...........         0.18              0.37           0.36           0.37           0.37             0.38
  Net realized and unrealized gains
   (losses) on investments ........        (0.01)             0.01          (0.17)         (0.35)          0.00(a)          0.44
                                      ----------        ----------     ----------     ----------     ----------       ----------
Total from investment operations ..         0.17              0.38           0.19           0.02           0.37             0.82
                                      ----------        ----------     ----------     ----------     ----------       ----------

Less distributions:
  Dividends from net investment
    income ........................        (0.18)            (0.36)         (0.36)         (0.37)         (0.36)           (0.38)
  Distributions from net realized
    gains .........................           --             (0.01)         --                --             --               --
                                      ----------        ----------     ----------     ----------     ----------       ----------
Total distributions ...............        (0.18)            (0.37)         (0.36)         (0.37)         (0.36)           (0.38)
                                      ----------        ----------     ----------     ----------     ----------       ----------

Net asset value at end of period ..   $    10.05        $    10.06     $    10.05     $    10.22     $    10.57       $    10.56
                                      ==========        ==========     ==========     ==========     ==========       ==========

Total return(b) ...................         1.70%(c)          3.85%          1.83%          0.19%          3.61%            8.24%
                                      ==========        ==========     ==========     ==========     ==========       ==========

Net assets at end of period
  (000's) .........................   $   27,826        $   28,981     $   30,421     $   31,559     $   33,602       $   36,424
                                      ==========        ==========     ==========     ==========     ==========       ==========

Ratio of net expenses to
  average net assets(e) ...........         0.69%(d)          0.69%          0.69%          0.69%          0.69%            0.69%

Ratio of net investment income to
  average net assets ..............         4.27%(d)          3.66%          3.50%          3.60%          3.46%            3.68%

Portfolio turnover rate ...........            0%               10%            22%            15%            43%              28%

(a)   Represents less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d)   Annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 0.76%(d) for the six months ended September 30, 2007 and 0.75%, 0.73%, 0.72%, 0.74% and
      0.70% for the years  ended  March 31,  2007,  2006,  2005,  2004 and 2003, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==================================================================================================================================
                                    SIX MONTHS
                                      ENDED
                                    SEPT. 30,                                    YEARS ENDED MARCH 31,
                                      2007            ----------------------------------------------------------------------------
                                    (UNAUDITED)          2007             2006             2005           2004             2003
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning
  of period .....................   $    14.44        $    12.76       $    10.33       $     9.42     $     6.31       $     8.98
                                    ----------        ----------       ----------       ----------     ----------       ----------

Income (loss) from investment
 operations:
  Net investment income .........         0.12              0.07             0.10             0.08           0.05             0.06
  Net realized and unrealized
   gains (losses) on investments
   and foreign currencies .......         0.61              1.69             2.43             0.91           3.12            (2.69)
                                    ----------        ----------       ----------       ----------     ----------       ----------
Total from investment operations          0.73              1.76             2.53             0.99           3.17            (2.63)
                                    ----------        ----------       ----------       ----------     ----------       ----------

Less distributions:
  Dividends from net investment
    income ......................        (0.08)            (0.08)           (0.10)           (0.08)         (0.05)           (0.05)
  Distributions from net realized
    gains .......................           --                --               --               --          (0.01)              --
                                    ----------        ----------       ----------       ----------     ----------       ----------
Total distributions .............        (0.08)            (0.08)           (0.10)           (0.08)         (0.06)           (0.05)
                                    ----------        ----------       ----------       ----------     ----------       ----------

Proceeds from redemption fees
  collected .....................           --              0.00(a)          0.00(a)         --              0.00(a)          0.01
                                    ----------        ----------       ----------       ----------     ----------       ----------

Net asset value at end of period    $    15.09        $    14.44       $    12.76       $    10.33     $     9.42       $     6.31
                                    ==========        ==========       ==========       ==========     ==========       ==========

Total return(b) .................         5.05%(c)         13.86%           24.54%           10.51%         50.22%          (29.18%)
                                    ==========        ==========       ==========       ==========     ==========       ==========

Net assets at end of period
  (000's) .......................   $   25,519        $   25,990       $   21,600       $   20,266     $   21,158       $   21,308
                                    ==========        ==========       ==========       ==========     ==========       ==========

Ratio of net expenses to
  average net assets(e) .........         1.44%(d)          1.44%            1.44%            1.43%          1.38%            1.38%

Ratio of net investment income
  to average net assets .........         1.56%(d)          0.52%            0.89%            0.78%          0.57%            0.60%

Portfolio turnover rate .........            6%(c)            13%              13%             111%            78%              56%

(a)   Represents less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d)   Annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.73%(d) for the six months ended September 30, 2007 and 1.75%, 1.87%, 1.92%, 1.77%, and
      1.70% for the years  ended  March 31,  2007,  2006,  2005,  2004 and 2003, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================
   SHARES     COMMON STOCKS -- 70.6%                                   VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 5.9%
      5,000   American Eagle Outfitters, Inc.....................  $    131,550
      4,900   J.C. Penney Company, Inc. .........................       310,513
      2,500   Johnson Controls, Inc. ............................       295,275
      6,700   McDonald's Corporation.............................       364,949
     15,000   Staples, Inc. .....................................       322,350
      6,200   Target Corporation.................................       394,134
      9,250   Walt Disney Company (The)..........................       318,108
                                                                   ------------
                                                                      2,136,879
                                                                   ------------
              CONSUMER STAPLES -- 5.5%
      5,500   Coca-Cola Company (The)............................       316,085
      9,900   CVS Caremark Corporation...........................       392,337
      6,300   Kroger Company (The)...............................       179,676
      1,800   Molson Coors Brewing Company - Class B.............       179,406
      7,700   PepsiCo, Inc.......................................       564,102
      5,300   Procter & Gamble Company (The).....................       372,802
                                                                   ------------
                                                                      2,004,408
                                                                   ------------
              ENERGY -- 7.1%
      4,800   Chevron Corporation................................       449,184
      3,500   Exxon Mobil Corporation............................       323,960
      3,900   GlobalSantaFe Corporation..........................       296,478
      7,800   Noble Corporation..................................       382,590
      4,500   Schlumberger Ltd. .................................       472,500
      4,200   Smith International, Inc...........................       299,880
      2,900   Transocean, Inc. (a)...............................       327,845
                                                                   ------------
                                                                      2,552,437
                                                                   ------------
              FINANCIALS -- 10.6%
      6,300   American International Group, Inc..................       426,195
      9,000   Bank of America Corporation........................       452,430
      6,300   Chubb Corporation (The)............................       337,932
      6,350   Citigroup, Inc.....................................       296,355
      2,800   Franklin Resources, Inc............................       357,000
      7,000   JPMorgan Chase & Company...........................       320,740
      4,100   Merrill Lynch & Company, Inc. .....................       292,248
      5,000   MetLife, Inc.......................................       348,650
      4,650   Morgan Stanley.....................................       292,950
      4,000   Prudential Financial, Inc.  .......................       390,320
      6,400   Travelers Companies, Inc. (The)....................       322,176
                                                                   ------------
                                                                      3,836,996
                                                                   ------------
              HEALTH CARE -- 9.6%
      5,500   Aetna, Inc.........................................       298,485
      6,600   Express Scripts, Inc. (a)..........................       368,412
      5,000   Genzyme Corporation (a)............................       309,800
      8,050   Gilead Sciences, Inc. (a)..........................       329,003
      5,200   Johnson & Johnson..................................       341,640
      5,550   McKesson Corporation...............................       326,285
      4,500   Schering-Plough Corporation........................       142,335

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 70.6% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
              HEALTH CARE -- 9.6% (CONTINUED)
      8,700   Teva Pharmaceutical Industries Ltd. - ADR..........  $    386,889
      6,400   UnitedHealth Group, Inc............................       309,952
      5,000   WellPoint, Inc. (a)................................       394,600
      3,050   Zimmer Holdings, Inc. (a)..........................       247,019
                                                                   ------------
                                                                      3,454,420
                                                                   ------------
              INDUSTRIALS -- 12.0%
      7,600   Dover Corporation..................................       387,220
      4,050   General Dynamics Corporation.......................       342,103
     16,000   General Electric Company...........................       662,400
      5,800   ITT Corporation....................................       393,994
      3,100   Lockheed Martin Corporation........................       336,319
      7,200   Norfolk Southern Corporation.......................       373,752
      2,500   Parker-Hannifin Corporation........................       279,575
      4,000   Terex Corporation (a)..............................       356,080
      6,450   Textron, Inc.......................................       401,255
      7,200   Thermo Fisher Scientific, Inc. (a).................       415,584
      4,600   United Technologies Corporation....................       370,208
                                                                   ------------
                                                                      4,318,490
                                                                   ------------
              INFORMATION TECHNOLOGY -- 14.7%
      7,300   Accenture Ltd. - Class A ..........................       293,825
     14,200   Applied Materials, Inc.............................       293,940
     20,700   Cisco Systems, Inc. (a)............................       685,377
     15,300   Corning, Inc.......................................       377,145
        650   Google, Inc. - Class A (a).........................       368,725
      5,500   Harris Corporation.................................       317,845
      7,400   Hewlett-Packard Company............................       368,446
      3,150   International Business Machines Corporation........       371,070
      4,300   Lam Research Corporation (a).......................       229,018
      5,500   MEMC Electronic Materials, Inc. (a)................       323,730
     17,000   Microsoft Corporation  ............................       500,820
     11,700   NVIDIA Corporation (a).............................       424,008
     18,000   Oracle Corporation (a).............................       389,700
      8,600   QUALCOMM, Inc......................................       363,436
                                                                   ------------
                                                                      5,307,085
                                                                   ------------
              MATERIALS -- 2.6%
      3,000   Allegheny Technologies, Inc. ......................       329,850
      2,800   Freeport-McMoRan Copper & Gold, Inc................       293,692
      3,800   Praxair, Inc.......................................       318,288
                                                                   ------------
                                                                        941,830
                                                                   ------------
              TELECOMMUNICATIONS SERVICES -- 2.1%
      4,900   America Movil S.A. de C.V. - Series L - ADR........       313,600
     10,500   AT&T, Inc. ........................................       444,255
                                                                   ------------
                                                                        757,855
                                                                   ------------
              UTILITIES -- 0.5%
      2,000   Public Service Enterprise Group, Inc...............       175,980
                                                                   ------------

              TOTAL COMMON STOCKS (Cost $16,889,338).............  $ 25,486,380
                                                                   ------------

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    U.S. TREASURY OBLIGATIONS -- 2.7%                        VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES -- 2.7%
$   250,000   4.00%, due 02/15/2014..............................  $    245,352
    750,000   4.25%, due 11/15/2014..............................       742,793
                                                                   ------------
              TOTAL U.S. TREASURY OBLIGATIONS (Cost $995,720)....  $    988,145
                                                                   ------------

================================================================================
 PAR VALUE    U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.5%               VALUE
--------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION -- 5.2%
$ 1,000,000   6.625%, due 09/15/2009 ............................  $  1,041,342
    300,000   5.125%, due 07/15/2012.............................       306,631
    500,000   5.25%, due 04/18/2016..............................       510,376
                                                                   ------------
                                                                      1,858,349
                                                                   ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.3%
    250,000   7.25%, due 01/15/2010..............................       265,252
    200,000   5.50%, due 03/15/2011..............................       206,469
                                                                   ------------
                                                                        471,721
                                                                   ------------

              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
              (Cost $2,246,863)..................................  $  2,330,070
                                                                   ------------

================================================================================
 PAR VALUE    MORTGAGE-BACKED SECURITIES -- 5.7%                       VALUE
--------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.4%
$     5,112   Pool #1471, 7.00%, due 03/01/2008..................  $      5,104
     76,919   Pool #E00616, 6.00%, due 01/01/2014................        77,908
     28,020   Pool #E90624, 6.00%, due 08/01/2017................        28,380
    424,370   Pool #A43942, 5.50%, due 03/01/2036................       415,592
                                                                   ------------
                                                                        526,984
                                                                   ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 4.2%
    229,235   Pool #618465, 5.00%, due 12/01/2016................       224,691
    295,083   Pool #684231, 5.00%, due 01/01/2018................       289,235
    273,740   Pool #255455, 5.00%, due 10/01/2024................       264,573
    448,654   Pool #255702, 5.00%, due 05/01/2025................       433,182
    298,450   Pool #808413, 5.50%, due 01/01/2035................       292,332
                                                                   ------------
                                                                      1,504,013
                                                                   ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.1%
     40,887   Pool #781344, 6.50%, due 10/01/2031................        41,797
                                                                   ------------

              TOTAL MORTGAGE-BACKED SECURITIES (Cost $2,113,000).  $  2,072,794
                                                                   ------------

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    CORPORATE BONDS -- 13.9%                                 VALUE
--------------------------------------------------------------------------------
              Alcoa, Inc.,
$   250,000     6.50%, due 06/01/2011............................  $    258,702
              American Express Company,
    150,000     4.875%, due 07/15/2013...........................       144,279
              BB&T Corporation,
    325,000     6.50%, due 08/01/2011............................       337,499
              Burlington Resources, Inc.,
    350,000     6.68%, due 02/15/2011............................       367,962
              Deutsche Telekom AG,
    300,000     8.00%, due 06/15/2010............................       321,354
              Dover Corporation,
    345,000     6.50%, due 02/15/2011............................       361,565
              Duke Realty L.P., Medium Term Notes,
    390,000     6.75%, due 05/30/2008............................       394,184
              FPL Group Capital, Inc.,
    300,000     7.375%, due 06/01/2009...........................       311,387
              Goldman Sachs Group, Inc.,
    350,000     6.65%, due 05/15/2009............................       358,918
              GTE Northwest, Inc.,
    300,000     6.30%, due 06/01/2010............................       308,542
              International Business Machines Corporation,
    175,000     4.375%, due 06/01/2009...........................       174,781
              JPMorgan Chase & Company,
    300,000     6.75%, due 02/01/2011............................       315,185
              May Department Stores Company,
    260,000     5.95%, due 11/01/2008............................       260,272
              Morgan Stanley,
    250,000     5.30%, due 03/01/2013............................       246,056
              SunTrust Banks, Inc.
    300,000     6.00%, due 01/15/2028............................       301,201
              Union Camp Corporation,
    300,000     6.50%, due 11/15/2007............................       300,190
              United Technologies Corporation,
    250,000     6.10%, due 05/15/2012............................       260,465
                                                                   ------------
              TOTAL CORPORATE BONDS (Cost $4,910,870)............  $  5,022,542
                                                                   ------------

================================================================================
   SHARES     MONEY MARKET FUNDS -- 1.5%                               VALUE
--------------------------------------------------------------------------------
    554,764   Fidelity Institutional Money Market Portfolio
              (Cost $554,764) ...................................  $    554,764
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE -- 100.9%
              (Cost $27,710,555) ................................  $ 36,454,695

              LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.9%)....      (336,319)
                                                                   ------------

              NET ASSETS -- 100.0%...............................  $ 36,118,376
                                                                   ============

(a)   Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================
   SHARES     COMMON STOCKS -- 100.0%                                  VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 8.8%
     14,000   American Eagle Outfitters, Inc.....................  $    368,340
      7,800   J.C. Penney Company, Inc. .........................       494,286
      4,000   Johnson Controls, Inc. ............................       472,440
      9,900   McDonald's Corporation.............................       539,253
     22,500   Staples, Inc. .....................................       483,525
      8,600   Target Corporation.................................       546,702
     14,500   Walt Disney Company (The)..........................       498,655
                                                                   ------------
                                                                      3,403,201
                                                                   ------------
              CONSUMER STAPLES -- 8.4%
      8,500   Coca-Cola Company (The)............................       488,495
     15,500   CVS Caremark Corporation...........................       614,265
     10,000   Kroger Company (The)...............................       285,200
      5,000   Molson Coors Brewing Company - Class B.............       498,350
     10,750   PepsiCo, Inc.......................................       787,545
      8,300   Procter & Gamble Company (The).....................       583,822
                                                                   ------------
                                                                      3,257,677
                                                                   ------------
              ENERGY -- 10.1%
      6,900   Chevron Corporation................................       645,702
      1,500   ConocoPhillips.....................................       131,655
      5,000   Exxon Mobil Corporation............................       462,800
      6,400   GlobalSantaFe Corporation..........................       486,528
     10,000   Noble Corporation..................................       490,500
      7,000   Schlumberger Ltd. .................................       735,000
      6,200   Smith International, Inc...........................       442,680
      4,300   Transocean, Inc. (a)...............................       486,115
                                                                   ------------
                                                                      3,880,980
                                                                   ------------
              FINANCIALS -- 14.7%
      9,500   American International Group, Inc..................       642,675
     12,000   Bank of America Corporation .......................       603,240
      9,500   Chubb Corporation (The)............................       509,580
     10,500   Citigroup, Inc.....................................       490,035
      4,200   Franklin Resources, Inc. ..........................       535,500
     10,200   JPMorgan Chase & Company...........................       467,364
      6,300   Merrill Lynch & Company, Inc. .....................       449,064
      7,500   MetLife, Inc.......................................       522,975
      6,600   Morgan Stanley.....................................       415,800
      5,600   Prudential Financial, Inc.  .......................       546,448
      9,500   Travelers Companies, Inc. (The)....................       478,230
                                                                   ------------
                                                                      5,660,911
                                                                   ------------
              HEALTH CARE -- 13.7%
      7,800   Aetna, Inc.........................................       423,306
     10,000   Express Scripts, Inc. (a)..........................       558,200
      7,800   Genzyme Corporation (a)............................       483,288
     12,500   Gilead Sciences, Inc. (a)..........................       510,875
      7,200   Johnson & Johnson..................................       473,040
      8,600   McKesson Corporation...............................       505,594
     10,500   Schering-Plough Corporation........................       332,115

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 100.0% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
              HEALTH CARE -- 13.7% (CONTINUED)
     13,000   Teva Pharmaceutical Industries Ltd. - ADR..........  $    578,110
      9,750   UnitedHealth Group, Inc............................       472,192
      7,100   WellPoint, Inc. (a)................................       560,332
      5,000   Zimmer Holdings, Inc. (a)..........................       404,950
                                                                   ------------
                                                                      5,302,002
                                                                   ------------
              INDUSTRIALS -- 16.2%
     11,100   Dover Corporation..................................       565,545
      6,200   General Dynamics Corporation.......................       523,714
     21,500   General Electric Company...........................       890,100
      8,000   ITT Corporation....................................       543,440
      5,000   Lockheed Martin Corporation........................       542,450
     10,000   Norfolk Southern Corporation.......................       519,100
      3,500   Parker-Hannifin Corporation........................       391,405
      6,300   Terex Corporation (a)..............................       560,826
      9,400   Textron, Inc.......................................       584,774
     10,000   Thermo Fisher Scientific, Inc. (a).................       577,200
      7,100   United Technologies Corporation....................       571,408
                                                                   ------------
                                                                      6,269,962
                                                                   ------------
              INFORMATION TECHNOLOGY -- 20.3%
     10,150   Accenture Ltd. - Class A ..........................       408,538
     21,200   Applied Materials, Inc.............................       438,840
     28,500   Cisco Systems, Inc. (a)............................       943,635
     24,000   Corning, Inc. .....................................       591,600
      1,000   Google, Inc. - Class A (a).........................       567,270
      8,250   Harris Corporation.................................       476,768
     11,300   Hewlett-Packard Company............................       562,627
      4,800   International Business Machines Corporation........       565,440
      7,000   Lam Research Corporation (a).......................       372,820
      8,300   MEMC Electronic Materials, Inc. (a)................       488,538
     25,500   Microsoft Corporation  ............................       751,230
     15,500   NVIDIA Corporation (a).............................       561,720
     26,250   Oracle Corporation (a).............................       568,312
     12,300   QUALCOMM, Inc......................................       519,798
                                                                   ------------
                                                                      7,817,136
                                                                   ------------
              MATERIALS -- 3.6%
      4,700   Allegheny Technologies, Inc........................       516,765
      4,500   Freeport-McMoRan Copper & Gold, Inc................       472,005
      5,000   Praxair, Inc.......................................       418,800
                                                                   ------------
                                                                      1,407,570
                                                                   ------------
              TELECOMMUNICATIONS SERVICES  -- 2.9%
      7,000   America Movil S.A. de C.V. - Series L - ADR........       448,000
     15,600   AT&T, Inc. ........................................       660,036
                                                                   ------------
                                                                      1,108,036
                                                                   ------------
              UTILITIES -- 1.3%
      5,600   Public Service Enterprise Group, Inc...............       492,744
                                                                   ------------

              TOTAL COMMON STOCKS (Cost $27,103,607).............  $ 38,600,219
                                                                   ------------

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     MONEY MARKET FUNDS -- 0.7%                               VALUE
--------------------------------------------------------------------------------
    248,232   Fidelity Institutional Money Market Portfolio
              (Cost $248,232)....................................  $    248,232
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE -- 100.7%
              (Cost $27,351,839).................................  $ 38,848,451

              LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7%)....      (255,409)
                                                                   ------------

              NET ASSETS -- 100.0%...............................  $ 38,593,042
                                                                   ============

(a)   Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN SELECT FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================
   SHARES     COMMON STOCKS -- 98.5%                                   VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 8.8%
      9,500   American Eagle Outfitters, Inc.....................  $    249,945
     10,880   Hasbro, Inc........................................       303,334
      7,260   McDonald's Corporation.............................       395,452
      5,660   NIKE, Inc. - Class B...............................       332,016
      5,800   Snap-on, Inc.......................................       287,332
     10,500   TJX Companies, Inc. (The)..........................       305,235
      8,610   Walt Disney Company (The)..........................       296,098
                                                                   ------------
                                                                      2,169,412
                                                                   ------------
              CONSUMER STAPLES -- 5.6%
      8,760   CVS Caremark Corporation...........................       347,159
     12,330   Kroger Company (The)...............................       351,651
      3,470   Molson Coors Brewing Company - Class B.............       345,855
      4,500   Procter & Gamble Company (The).....................       316,530
                                                                   ------------
                                                                      1,361,195
                                                                   ------------
              ENERGY -- 9.6%
      5,240   Cameron International Corporation (a)..............       483,600
      6,920   Grant Prideco, Inc. (a)............................       377,278
      6,140   Noble Corporation..................................       301,167
      4,890   Schlumberger Ltd...................................       513,450
      4,200   Sunoco, Inc........................................       297,276
      3,460   Transocean, Inc. (a)...............................       391,153
                                                                   ------------
                                                                      2,363,924
                                                                   ------------
              FINANCIALS -- 14.9%
      4,200   American International Group, Inc..................       284,130
     11,450   CB Richard Ellis Group, Inc. - Class A (a).........       318,768
      5,230   Chubb Corporation (The)............................       280,537
      6,430   Citigroup, Inc.....................................       300,088
      1,530   Goldman Sachs Group, Inc. (The)....................       331,612
      3,370   Hartford Financial Services Group, Inc. (The)......       311,893
     14,400   Host Hotels & Resorts, Inc.........................       323,136
      5,700   JPMorgan Chase & Company...........................       261,174
      3,545   Merrill Lynch & Company, Inc. .....................       252,688
      5,245   MetLife, Inc.......................................       365,734
      3,320   Prudential Financial, Inc..........................       323,966
      6,165   Travelers Companies, Inc. (The)....................       310,346
                                                                   ------------
                                                                      3,664,072
                                                                   ------------
              HEALTH CARE -- 14.6%
      5,745   Aetna, Inc.........................................       311,781
      7,090   CIGNA Corporation..................................       377,826
      7,900   Express Scripts, Inc. (a)..........................       440,978
      5,050   Genzyme Corporation (a)............................       312,898
      4,050   Johnson & Johnson..................................       266,085
      4,170   Laboratory Corporation of America Holdings (a).....       326,219
      5,910   McKesson Corporation...............................       347,449
      3,690   Medco Health Solutions, Inc. (a)...................       333,539

THE JAMESTOWN SELECT FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 98.5% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
              HEALTH CARE -- 14.6% (CONTINUED)
      6,150   Merck & Company, Inc...............................  $    317,894
      5,660   UnitedHealth Group, Inc............................       274,114
      3,500   WellPoint, Inc. (a)................................       276,220
                                                                   ------------
                                                                      3,585,003
                                                                   ------------
              INDUSTRIALS -- 15.9%
     24,900   Allied Waste Industries, Inc. (a)..................       317,475
      2,620   Deere & Company....................................       388,860
      6,700   Emerson Electric Company...........................       356,574
      3,100   Energizer Holdings, Inc. (a).......................       343,635
      3,900   General Dynamics Corporation.......................       329,433
      5,300   Goodrich Corporation...............................       361,619
      3,250   Lockheed Martin Corporation........................       352,593
      3,375   Parker-Hannifin Corporation........................       377,426
      3,420   Terex Corporation (a)..............................       304,448
      5,800   Textron, Inc.......................................       360,818
      7,005   Thermo Fisher Scientific, Inc. (a).................       404,329
                                                                   ------------
                                                                      3,897,210
                                                                   ------------
              INFORMATION TECHNOLOGY -- 20.4%
      8,610   Accenture Ltd. - Class A ..........................       346,553
     15,550   Applied Materials, Inc.............................       321,885
      7,380   Avnet, Inc. (a)....................................       294,167
      9,695   BMC Software, Inc. (a).............................       302,775
     11,500   Cisco Systems, Inc. (a)............................       380,765
      5,160   Computer Sciences Corporation (a)..................       288,444
     12,700   Corning, Inc.......................................       313,055
      6,420   Harris Corporation.................................       371,012
      7,780   Hewlett-Packard Company............................       387,366
      2,930   International Business Machines Corporation........       345,154
      5,745   Lam Research Corporation (a).......................       305,979
      5,490   MEMC Electronic Materials, Inc. (a)................       323,141
     10,440   NVIDIA Corporation (a).............................       378,345
     16,895   Oracle Corporation (a).............................       365,777
     16,970   Xerox Corporation (a)..............................       294,260
                                                                   ------------
                                                                      5,018,678
                                                                   ------------
              MATERIALS -- 6.0%
      3,010   Allegheny Technologies, Inc........................       330,949
      4,050   Freeport-McMoRan Copper & Gold, Inc................       424,805
     14,440   Hercules, Inc.  ...................................       303,529
      2,870   Precision Castparts Corporation....................       424,703
                                                                   ------------
                                                                      1,483,986
                                                                   ------------
              TELECOMMUNICATIONS SERVICES -- 1.5%
      8,595   AT&T, Inc. ........................................       363,654
                                                                   ------------

              UTILITIES -- 1.2%
      6,180   Consolidated Edison, Inc...........................       286,134
                                                                   ------------

              TOTAL COMMON STOCKS (Cost $21,527,371).............  $ 24,193,268
                                                                   ------------

THE JAMESTOWN SELECT FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     MONEY MARKET FUNDS -- 3.0%                               VALUE
--------------------------------------------------------------------------------
    731,083   Fidelity Institutional Money Market Portfolio
              (Cost $731,083)....................................  $    731,083
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE -- 101.5%
              (Cost $22,258,454).................................  $ 24,924,351

              LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.5%)....      (362,248)
                                                                   ------------

              NET ASSETS -- 100.0%...............................  $ 24,562,103
                                                                   ============

(a)   Non-income producing security.

See accompanying notes to financial statements.


THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007 (UNAUDITED)
===========================================================================================
              VIRGINIA REVENUE AND GENERAL
 PAR VALUE    OBLIGATION (GO) BONDS -- 97.3%                                   VALUE
-------------------------------------------------------------------------------------------
              Alexandria, Virginia, GO,
$ 1,000,000     5.00%, due 06/15/2011, prerefunded 06/15/2010 @ 101......  $  1,047,560
              Arlington Co., Virginia, GO,
    500,000     4.10%, due 11/01/2018....................................       505,015
              Fairfax Co., Virginia, Economic Dev. Authority, Revenue,
  1,000,000     5.00%, due 06/01/2018....................................     1,061,390
              Fairfax Co., Virginia, GO,
    700,000     5.00%, due 10/01/2011....................................       739,221
              Fauquier Co., Virginia, GO,
    500,000     5.00%, due 07/01/2017....................................       542,765
              Hampton, Virginia, GO,
  1,000,000     5.50%, due 02/01/2012, prerefunded 02/01/2010 @ 102......     1,062,510
              Hanover Co., Virginia, GO,
  1,000,000     5.125%, due 07/15/2013...................................     1,038,120
              Hanover Co., Virginia, Industrial Dev. Authority, Revenue,
  1,000,000     6.50%, due 08/15/2009....................................     1,054,650
              Henrico Co., Virginia, Economic Dev. Authority, Revenue,
  1,000,000     5.50%, due 11/01/2008....................................     1,021,200
              James City, Virginia, School District, GO,
    500,000     5.00%, due 12/15/2018....................................       534,680
              James City, Virginia, Service Authority, Water and Sewer, Revenue,
  1,000,000     5.125%, due 01/15/2017...................................     1,074,660
              Leesburg, Virginia, GO,
    500,000     5.00%, due 09/15/2016....................................       546,245
              Loudoun Co., Virginia, GO,
    500,000     5.00%, due 07/01/2012....................................       532,360
              Loudoun Co., Virginia, Industrial Dev. Authority,
                Public Facility Lease, Revenue,
  1,000,000     5.00%, due 03/01/2019....................................     1,051,290
              Loudoun Co., Virginia, Industrial Dev. Authority, Revenue,
    500,000     3.84%, floating rate, due 02/15/2038.....................       500,000
              Lynchburg, Virginia, GO,
    500,000     5.00%, due 06/01/2015....................................       541,740
              Medical College of Virginia, Hospitals Authority, Revenue,
    700,000     5.00%, due 07/01/2013....................................       720,853
              New Kent Co., Virginia, Economic Dev. Authority, Revenue,
    500,000     5.00%, due 02/01/2019....................................       532,170
              Norfolk, Virginia, Water, Revenue,
  1,000,000     5.00%, due 11/01/2016....................................     1,050,070
              Portsmouth, Virginia, GO,
    290,000     5.00%, due 08/01/2017....................................       293,208
              Richmond, Virginia, GO,
  1,000,000     5.45%, due 01/15/2008....................................     1,005,860
              Richmond, Virginia, Industrial Dev. Authority,
                Government Facilities, Revenue,
    510,000     4.75%, due 07/15/2010....................................       525,448
              Richmond, Virginia, Metropolitan Authority, Revenue,
  1,000,000     5.25%, due 07/15/2014....................................     1,094,170


28

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
===========================================================================================
              VIRGINIA REVENUE AND GENERAL
 PAR VALUE    OBLIGATION (GO) BONDS -- 97.3% (CONTINUED)                       VALUE
-------------------------------------------------------------------------------------------
              Southeastern Public Service Authority, Virginia, Revenue,
$ 1,000,000     5.00%, due 07/01/2015 ...................................  $  1,068,360
              Spotsylvania Co., Virginia, GO,
    500,000     5.00%, due 01/15/2016....................................       534,420
              Suffolk, Virginia, GO,
  1,000,000     5.00%, due 12/01/2015....................................     1,022,180
              University of Virginia, Revenue,
  1,000,000     5.25%, due 06/01/2012....................................     1,036,780
              Upper Occoquan, Virginia, Sewer Authority, Revenue,
    250,000     5.15%, due 07/01/2020....................................       274,295
              Virginia Beach, Virginia, GO,
    800,000     5.25%, due 08/01/2010....................................       818,904
              Virginia College Building Authority, Educational
                Facilities, Revenue,
    500,000     5.00%, due 02/01/2017....................................       534,640
    500,000     5.00%, due 04/01/2017....................................       537,790
              Virginia Commonwealth Transportation Board,
                Federal Highway Reimbursement Anticipation Note, Revenue,
    500,000     5.00%, due 09/28/2015....................................       543,035
              Virginia Polytechnic Institute & State University, Revenue,
    500,000     5.00%, due 06/01/2016....................................       539,930
              Virginia State, GO,
    500,000     5.00%, due 06/01/2012....................................       531,795
              Virginia State Public School Authority, Revenue,
    995,000     5.25%, due 08/01/2009....................................     1,026,830
              Virginia State Resource Authority, Infrastructure Revenue,
    400,000     5.50%, due 05/01/2017, prerefunded 05/01/10 @101.........       423,096
    100,000     5.50%, due 05/01/2017....................................       105,468
                                                                           ------------

              TOTAL VIRGINIA REVENUE AND GENERAL
                OBLIGATION (GO) BONDS (Cost $26,686,787).................  $ 27,072,708
                                                                           ------------

================================================================================
   SHARES     MONEY MARKET FUNDS -- 1.1%                               VALUE
--------------------------------------------------------------------------------
    312,507   Fidelity Institutional Tax-Exempt Portfolio
              (Cost $312,507)....................................  $    312,507
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE -- 98.4%
              (Cost $26,999,294).................................  $ 27,385,215

              OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.6%......       440,634
                                                                   ------------

              NET ASSETS -- 100.0%...............................  $ 27,825,849
                                                                   ============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================
   SHARES     COMMON STOCKS -- 99.5%                                   VALUE
--------------------------------------------------------------------------------
              BELGIUM -- 1.0%
      4,467   UCB SA (b).........................................  $    262,388
                                                                   ------------
              DENMARK -- 1.0%
      2,191   Novo Nordisk A/S - Class B (b).....................       264,295
                                                                   ------------
              FINLAND -- 1.9%
      9,065   Nokia Oyj (a) (b)..................................       343,042
      3,888   Nokia Oyj - ADR....................................       147,472
                                                                   ------------
                                                                        490,514
                                                                   ------------
              FRANCE -- 11.5%
     16,539   Alcatel SA (b).....................................       168,294
      6,166   Business Objects SA - ADR (a)......................       276,668
      4,194   Carrefour SA (b)...................................       292,804
      1,402   Casino Guichard-Perrachon SA (b)...................       146,627
      2,852   Compagnie de Saint-Gobain (a) (b)..................       297,010
      4,230   France Telecom SA (b)..............................       140,820
      1,601   PPR SA (b).........................................       300,353
      2,130   Sanofi-Aventis (b)  ...............................       180,033
      9,158   Suez SA (b)........................................       536,748
      4,710   Total SA (b).......................................       380,650
      5,269   Vivendi Universal SA (b)...........................       222,054
                                                                   ------------
                                                                      2,942,061
                                                                   ------------
              GERMANY -- 14.1%
      1,755   Allianz AG (b).....................................       407,707
      2,729   Arcandor AG (a) (b)................................        90,405
      4,116   Bayer AG (b).......................................       325,698
      2,772   Deustche Bank AG (b)...............................       355,074
      3,030   Deustche Postbank AG (b) ..........................       221,591
      5,251   Infineon Technologies AG (a) (b)...................        90,051
        952   Merck KGaA (b).....................................       115,742
      2,599   Metro AG (b).......................................       233,588
      1,392   Muencher Rueckversicherungs-Gesellschaft AG (b)....       265,766
     16,050   SAP AG (b).........................................       937,218
      4,155   Siemens AG (b).....................................       567,357
                                                                   ------------
                                                                      3,610,197
                                                                   ------------
              GREECE -- 1.4%
      9,410   Hellenic Telecommunications Organization SA (b) ...       348,667
                                                                   ------------

              ITALY -- 4.9%
      6,669   Assicurazioni Generali SpA (b).....................       292,345
     23,663   Enel SpA (b).......................................       266,314
     14,158   ENI SpA (b)........................................       521,431
     21,647   UniCredito Italiano SpA (b)........................       184,822
                                                                   ------------
                                                                      1,264,912
                                                                   ------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 99.5% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
              JAPAN -- 22.2%
     29,000   Bank of Yokohama, Ltd. (b).........................  $    198,890
      8,700   Bridgestone Corporation (b)........................       191,269
      3,550   Canon, Inc. (b)  ..................................       192,391
     14,000   Daiwa Securities Group, Inc. (b)...................       132,303
         37   East Japan Railway Company (b).....................       291,317
      1,300   FANUC LTD. (b).....................................       131,802
      2,800   FAST RETAILING COMPANY LTD. (b)....................       160,983
      7,900   JSR Corporation (b)................................       192,648
      1,250   KEYENCE CORPORATION (b)............................       276,278
      8,500   MARUI COMPANY LTD. (b).............................        93,441
     12,000   Matsushita Electric Industrial Company Ltd. (b)....       222,632
      8,400   Millea Holdings, Inc. (b)..........................       336,032
     21,000   Mitsubishi Estate Company Ltd. (b).................       597,762
         40   Mitsubishi UFJ Financial Group, Inc.  .............       363,972
     19,200   Nomura Holdings, Inc. (b)  ........................       318,996
         73   NTT Data Corporation (b)...........................       323,962
        105   NTT DoCoMo, Inc. (b)...............................       149,057
     13,500   PIONEER CORPORATION (b)............................       164,805
      3,800   SECOM COMPANY LTD. (b).............................       181,989
      8,100   Seven & I Holdings Company Ltd. (a) (b)............       207,293
     13,000   Sharp Corporation (b)..............................       234,649
         42   Sumitomo Mitsui Financial Group, Inc. (b)..........       325,420
      3,300   T&D Holdings, Inc. (b).............................       201,856
      1,900   TDK CORPORATION (b)................................       166,361
                                                                   ------------
                                                                      5,656,108
                                                                   ------------
              NETHERLANDS -- 6.5%
      7,127   Aegon NV (b).......................................       135,924
      3,270   Akzo Nobel NV (b)..................................       268,770
      6,390   Fortis (b).........................................       187,881
      4,649   ING Groep NV (b)...................................       206,049
     36,766   Koninklijke (Royal) KPN NV (a) (b)  ...............       635,445
      4,950   Koninklijke (Royal) Philips Electronics NV (b) ....       222,154
                                                                   ------------
                                                                      1,656,223
                                                                   ------------
              NORWAY -- 1.2%
      8,912   Statoil ASA (b)....................................       302,374
                                                                   ------------
              POLAND -- 0.4%
      4,555   Powszechna Kasa Oszczednosci Bank Polski SA (a) (b)        94,464
                                                                   ------------
              PORTUGAL -- 0.6%
     26,245   EDP - Energias de Portugal SA (b)..................       153,068
                                                                   ------------
              SINGAPORE -- 2.0%
     26,000   DBS Group Holdings Ltd. (b)........................       376,979
     90,000   Synear Food Holdings Ltd. (b)......................       125,240
                                                                   ------------
                                                                        502,219
                                                                   ------------
              SOUTH KOREA -- 0.9%
      2,720   Hyundai Motor Company (b)..........................       219,097
                                                                   ------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 99.5% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
              SPAIN -- 3.5%
     16,895   Repsol YPF SA (b) .................................  $    599,592
     10,627   Telefonica SA (a) (b)..............................       296,109
                                                                   ------------
                                                                        895,701
                                                                   ------------
              SWEDEN -- 2.5%
     23,059   Nordea Bank AB (b).................................       398,778
     58,024   Telefonaktiebolaget LM Ericsson - B Shares (a) (b).       230,104
                                                                   ------------
                                                                        628,882
                                                                   ------------
              SWITZERLAND -- 5.4%
      4,338   Credit Suisse Group (b)............................       287,346
        549   Nestle SA (b)......................................       245,279
      6,420   Novartis AG (b)....................................       351,991
      1,565   Roche Holdings AG (b)..............................       282,420
      1,004   Swiss Re (b).......................................        88,983
        440   Zurich Financial Services AG (b)...................       131,455
                                                                   ------------
                                                                      1,387,474
                                                                   ------------
              UNITED KINGDOM -- 18.5%
      2,912   Anglo American PLC (b).............................       194,247
     24,591   BAE Systems PLC (b)................................       246,198
      4,999   Berkeley Group (The) PLC (a) (b)...................       145,689
     21,615   Cadbury Schweppes PLC (b)..........................       250,546
      2,142   Carnival PLC (b)...................................       101,772
     19,620   GlaxoSmithKline PLC (b)............................       518,587
     27,226   Imperial Chemical Industries PLC (b)...............       359,485
     34,061   J Sainsbury PLC (b)................................       401,235
     38,818   Kingfisher PLC (b).................................       141,445
      4,876   Land Securities Group PLC (b)......................       166,801
     22,922   Lloyds TSB Group PLC (b)...........................       252,521
     20,874   Prudential PLC (b).................................       318,576
     22,735   Rolls-Royce Group PLC (b)..........................       241,677
     12,429   Royal Dutch Shell PLC - Class A (a) (b)  ..........       510,694
      6,703   Royal Dutch Shell PLC - Class B (a) (b) ...........       274,010
      6,417   Smiths Group PLC (b) ..............................       139,884
      6,916   Whitbread PLC (b)..................................       228,816
     33,394   William Morrison Supermarkets PLC (b)..............       191,929
     95,416   Woolworths Group PLC (b)...........................        34,539
                                                                   ------------
                                                                      4,718,651
                                                                   ------------

              TOTAL COMMON STOCKS -- 99.5% (Cost $17,256,847)....  $ 25,397,295

              OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%......       122,106
                                                                   ------------

              NET ASSETS -- 100.0%...............................  $ 25,519,401
                                                                   ============


(a)   Non-income producing security.

(b) Fair value priced (Note 1). Fair valued securities totaled $24,609,183 at September 30, 2007, representing 96.4% of net assets.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Select Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder's investment.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national or foreign stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Because the value of foreign securities may be materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of The Jamestown International Equity Fund may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate The Jamestown International

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Equity Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with each other and with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the periods ended September 30, 2007 and March 31, 2007, proceeds from redemption fees totaled $0 and $290, respectively

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributions paid during the periods ended September 30, 2007 and March 31, 2007 was as follows:
--------------------------------------------------------------------------------

                                                                                         EXEMPT-
                                          PERIODS        ORDINARY        LONG-TERM       INTEREST        TOTAL
                                           ENDED          INCOME       CAPITAL GAINS    DIVIDENDS     DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------
Jamestown Balanced Fund                   9/30/07      $   355,435     $        --     $        --     $   355,435
                                          3/31/07      $ 1,479,338     $ 2,968,013     $        --     $ 4,447,351
-------------------------------------------------------------------------------------------------------------------
Jamestown Equity Fund                     9/30/07      $    47,723     $        --     $        --     $    47,723
                                          3/31/07      $   639,252     $ 2,591,629     $        --     $ 3,230,881
-------------------------------------------------------------------------------------------------------------------
Jamestown Select Fund                     3/31/07      $    21,728     $        --     $        --     $    21,728
-------------------------------------------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund        9/30/07      $        --     $        --     $   509,039     $   509,039
                                          3/31/07      $        --     $    36,397     $ 1,070,348     $ 1,106,745
-------------------------------------------------------------------------------------------------------------------
Jamestown International Equity Fund       9/30/07      $   137,859     $        --     $        --     $   137,859
                                          3/31/07      $   144,928     $        --     $        --     $   144,928
-------------------------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses -- Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributable earnings at September 30, 2007 was as follows:
--------------------------------------------------------------------------------

                                                                                  JAMESTOWN       JAMESTOWN
                                 JAMESTOWN        JAMESTOWN       JAMESTOWN       TAX EXEMPT     INTERNATIONAL
                                  BALANCED          EQUITY         SELECT          VIRGINIA         EQUITY
                                    FUND             FUND           FUND             FUND            FUND
-------------------------------------------------------------------------------------------------------------
Cost of portfolio investments    $ 27,741,842    $ 27,385,607    $ 22,258,613    $ 26,985,073    $ 17,277,376
                                 ============    ============    ============    ============    ============
Gross unrealized appreciation    $  8,863,575    $ 11,616,440    $  3,038,377    $    448,676    $  8,551,623
Gross unrealized depreciation        (150,722)       (153,596)       (372,639)        (48,534)       (431,704)
                                 ------------    ------------    ------------    ------------    ------------
Net unrealized appreciation
  on investments                    8,712,853      11,462,844       2,665,738         400,142       8,119,919
                                 ------------    ------------    ------------    ------------    ------------
Net unrealized appreciation on
  translation of assets and
  liabilities in foreign
  currencies                               --              --              --              --             990
Accumulated undistributed
  ordinary income (loss)              399,369         235,590         (80,944)         12,370          68,282
Accumulated undistributed
  long-term gains                   2,277,554       1,276,270              --          14,221              --
Capital loss carryforwards                 --              --              --              --     (15,436,819)
Other gains                                --              --              --              --         824,709
Other temporary differences ..        (22,720)         (5,424)             --         (12,370)             --
                                 ------------    ------------    ------------    ------------    ------------
Total distributable earnings
  (accumulated deficit)          $ 11,367,056    $ 12,969,280    $  2,584,794    $    414,363    $ (6,422,919)
                                 ============    ============    ============    ============    ============
-------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

As of March 31, 2007, The Jamestown International Equity Fund had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------
                                                                     EXPIRES
                                                    AMOUNT          MARCH 31,
--------------------------------------------------------------------------------
Jamestown International Equity Fund              $     937,547        2010
                                                    13,878,931        2011
                                                       620,341        2012
                                                 -------------
                                                 $  15,436,819
                                                 =============
--------------------------------------------------------------------------------

These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.

For the six months ended September 30, 2007, The Jamestown Balanced Fund reclassified $6,681 of overdistributed net investment income against accumulated net realized loss and The Jamestown Tax Exempt Virginia Fund reclassified $97,831 of undistributed net investment income against accumulated net realized losses on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Funds' net assets or net asset value per share.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

For the six months ended September 30, 2007, The Jamestown International Equity Fund reclassified $1,951 of net realized gains from security transactions against undistributed net investment income on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of forward foreign currency exchange contracts. Such reclassification has no effect on the Fund's net assets or net asset value per share.

2. INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2007:

-------------------------------------------------------------------------------------------------------------
                                                                                  JAMESTOWN       JAMESTOWN
                                 JAMESTOWN        JAMESTOWN       JAMESTOWN       TAX EXEMPT     INTERNATIONAL
                                  BALANCED          EQUITY         SELECT          VIRGINIA         EQUITY
                                    FUND             FUND           FUND             FUND            FUND
-------------------------------------------------------------------------------------------------------------
Purchases of investment
  securities                     $  4,830,043    $  7,309,045    $ 13,840,330    $         --    $  1,488,129
                                 ============    ============    ============    ============    ============
Proceeds from sales and
  maturities of investment
  securities                     $ 15,663,112    $  9,991,877    $ 10,523,635    $  1,171,600    $  2,337,204
                                 ============    ============    ============    ============    ============
-------------------------------------------------------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
Each Fund's investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% of its average daily net assets up to $250 million, .60% of the next $250 million of such net assets and .55% of such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% of its average daily net assets up to $500 million and .55% of such net assets in excess of $500 million. The Jamestown Select Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such net assets and .30% of such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% of its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

For the six months ended September 30, 2007, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund to 1.25%, .69% and 1.44%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $839, $9,453 and $38,106, respectively, of such Funds' investment advisory fees during the six months ended September 30, 2007.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% of its respective average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million. Additionally, The Jamestown Select Fund is subject to a minimum monthly fee of $4,000. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $22,200 plus an asset-based fee equal to 0.01% per annum on total net assets in excess of $100 million.

4. BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, a portion of each Fund's operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

Expenses reimbursed through the brokerage arrangement totaled $10,000 and $8,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the six months ended September 30, 2007.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

5. FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.    The  market  values  of  investment   securities   and  other  assets  and
      liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

As of September 30, 2007, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

--------------------------------------------------------------------------------
                                          INITIAL      MARKET     NET UNREALIZED
    SETTLEMENT DATE        TO RECEIVE      VALUE       VALUE       DEPRECIATION
--------------------------------------------------------------------------------
Contracts To Sell
  10/01/07.............    22,848 EUR    $   32,262   $   32,494    $     (232)
                                         ----------   ----------    ----------
Total Sell Contracts...                  $   32,262   $   32,494    $     (232)
                                         ==========   ==========    ==========
--------------------------------------------------------------------------------
EUR - Euro

7. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. As a result, the Funds have adopted FIN 48 with this Semi-Annual report. Based on its analysis, management does not believe that the adoption of FIN 48 has a material impact on the financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of The Jamestown International Equity Fund held for less than 90 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================
                                      Beginning         Ending
                                    Account Value    Account Value     Expenses
                                      April 1,       September 30,   Paid During
                                        2007             2007          Period *
--------------------------------------------------------------------------------
THE JAMESTOWN BALANCED FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00         $1,087.60         $4.81
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00         $1,020.46         $4.66
--------------------------------------------------------------------------------
THE JAMESTOWN EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00         $1,120.60         $4.89
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00         $1,020.46         $4.66
--------------------------------------------------------------------------------
THE JAMESTOWN SELECT FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00         $1,083.80         $6.53
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00         $1,018.80         $6.33
--------------------------------------------------------------------------------
THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00         $1,017.00         $3.49
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00         $1,021.61         $3.50
--------------------------------------------------------------------------------
THE JAMESTOWN INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00         $1,050.50         $7.40
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00         $1,017.85         $7.28
--------------------------------------------------------------------------------
* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

            The Jamestown Balanced Fund                        0.92%
            The Jamestown Equity Fund                          0.92%
            The Jamestown Select Fund                          1.25%
            The Jamestown Tax Exempt Virginia Fund             0.69%
            The Jamestown International Equity Fund            1.44%

THE JAMESTOWN FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

================================================================================

                      THE JAMESTOWN FUNDS

                      INVESTMENT ADVISER
                      Lowe, Brockenbrough & Company, Inc.
                      1802 Bayberry Court
                      Suite 400
                      Richmond, Virginia 23226
                      www.jamestownfunds.com

                      ADMINISTRATOR
                      Ultimus Fund Solutions, LLC
                      P.O. Box 46707
                      Cincinnati, Ohio 45246-0707
                      (Toll-Free) 1-866-738-1126

                      INDEPENDENT REGISTERED PUBLIC
                      ACCOUNTING FIRM
                      Ernst & Young LLP
                      1900 Scripps Center
                      312 Walnut Street
                      Cincinnati, Ohio 45202

                      LEGAL COUNSEL
                      Sullivan & Worcester LLP
                      One Post Office Square
                      Boston, Massachusetts 02109

                      BOARD OF TRUSTEES
                      Austin Brockenbrough, III
                      John T. Bruce
                      Charles M. Caravati, Jr.
                      Robert S. Harris
                      J. Finley Lee, Jr.
                      Richard L. Morrill
                      Harris V. Morrissette
                      Erwin H. Will, Jr.
                      Samuel B. Witt, III

================================================================================

================================================================================
                                       THE
                                GOVERNMENT STREET
                                      FUNDS

                              NO-LOAD MUTUAL FUNDS

                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 2007
                                   (UNAUDITED)
================================================================================

                         T. LEAVELL & ASSOCIATES, INC.
                               INVESTMENT ADVISER
                                  FOUNDED 1979

================================================================================
                        THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                         THE GOVERNMENT STREET BOND FUND
                         THE ALABAMA TAX FREE BOND FUND
================================================================================

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX

                               [BAR CHART OMITTED]

                                              (% of Net Assets)

                                             The
                                      Government Street       S&P 500
                                         Equity Fund           Index
                                      ------------------     ---------
Consumer Discretionary                        7.3%              9.2%
Consumer Staples                              8.3%              9.5%
Energy                                       13.1%             11.7%
Financials                                   18.4%             19.8%
Health Care                                  10.5%             11.6%
Industrials                                  15.3%             11.5%
Information Technology                       11.9%             16.2%
Materials                                     2.6%              3.2%
Telecommunication Services                    0.3%              3.8%
Utilities                                     1.8%              3.5%
Exchange-Traded Funds                         9.2%              0.0%
Cash Equivalents                              1.3%              0.0%

TOP TEN HOLDINGS

SECURITY DESCRIPTION                                   % OF NET ASSETS
----------------------------------------------------------------------
iShares MSCI EAFE Index Fund                                 5.1%
Bank of America Corporation                                  3.8%
Altria Group, Inc.                                           2.8%
WellPoint, Inc.                                              2.7%
U.S. Bancorp                                                 2.6%
Procter & Gamble Company (The)                               2.5%
American Express Company                                     2.4%
Apache Corporation                                           2.4%
Exxon Mobil Corporation                                      2.3%
Cisco Systems, Inc.                                          2.3%

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P MIDCAP 400 INDEX

                               [BAR CHART OMITTED]

                                           (% of Net Assets)

                                         The
                                  Government Street     S&P MidCap
                                     Mid-Cap Fund       400 Index
                                  ------------------   ------------
Consumer Discretionary                    12.3%           13.2%
Consumer Staples                           2.0%            2.9%
Energy                                     7.4%            9.7%
Financials                                14.1%           15.2%
Health Care                               12.0%           11.9%
Industrials                               15.8%           16.0%
Information Technology                    17.2%           15.7%
Materials                                  5.9%            7.2%
Telecommunication Services                 0.2%            0.9%
Utilities                                  6.9%            7.3%
Cash Equivalents                           6.2%            0.0%

TOP TEN HOLDINGS

SECURITY DESCRIPTION                                  % OF NET ASSETS
---------------------------------------------------------------------

Covance, Inc.                                                1.5%
Stericycle, Inc.                                             1.5%
Coventry Health Care, Inc.                                   1.5%
Gilead Sciences, Inc.                                        1.4%
SPX Corporation                                              1.3%
FMC Technologies, Inc.                                       1.3%
Jacobs Engineering Group, Inc.                               1.3%
SanDisk Corporation                                          1.2%
Eaton Vance Corporation                                      1.2%
Martin Marietta Materials, Inc.                              1.1%

THE GOVERNMENT STREET BOND FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================

ASSET ALLOCATION VS. THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX

                               [BAR CHART OMITTED]

                                       The              Lehman Intermediate
                                Government Street      U.S Government/Credit
                                    Bond Fund               Bond Index
                                ------------------     ----------------------
U.S. Treasury Obligations              0.4%                     41.0%
U.S. Agency Obligations               26.4%                     21.0%
Coporate Bonds                        29.1%                     38.0%
Mortgage-Backed Securities            23.3%                      0.0%
Cash Equivalents                      20.8%                      0.0%


                         DISTRIBUTION BY MATURITY
                 --------------------------------------
                 MATURITY                    % HOLDINGS
                 --------                    ----------
                 Under 1 year                   32.5%
                 1-3 Years                      15.5%
                 3-5 Years                      24.9%
                 5-7 Years                       3.9%
                 7-10 Years                      6.1%
                 Over 10 Years                  17.1%

                         DISTRIBUTION BY RATING
                 --------------------------------------
                 RATING                      % HOLDINGS
                 ------                      ----------
                 AAA                            70.7%
                 AA-                             3.6%
                 A+                              5.5%
                 A                              13.3%
                 BBB+                            3.3%
                 CCC+                            3.6%

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF HOLDINGS)

                               [PIE CHART OMITTED]

                Revenue Bonds                              34.8%
                General Oligation Bonds                    54.1%
                Pre-Refunded & Escrowed Bonds               7.4%
                Cash Equivalents                            3.7%


                             DISTRIBUTION BY RATING
                     --------------------------------------
                     RATING                      % HOLDINGS
                     ------                      ----------
                      AAA                            67.1%
                      AA                             32.9%


THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2007 (UNAUDITED)
====================================================================================================
                                              GOVERNMENT    GOVERNMENT     GOVERNMENT      ALABAMA
                                                STREET        STREET         STREET        TAX FREE
                                                EQUITY        MID-CAP         BOND           BOND
                                                 FUND          FUND           FUND           FUND
                                            -------------  ------------  ------------   ------------
ASSETS
Investments in securities:
  At acquisition cost .....................  $ 40,854,232  $ 24,982,426  $ 27,674,425   $ 24,454,623
                                             ============  ============  ============   ============
  At value (Note 1) .......................  $ 83,365,897  $ 35,314,901  $ 27,227,717   $ 24,791,937
Dividends and interest receivable .........        92,884        19,092       219,462        282,894
Receivable for capital shares sold ........           150           100         7,655             --
Other assets ..............................        12,002         9,899         8,807          7,198
                                            -------------  ------------  ------------   ------------
  TOTAL ASSETS ............................    83,470,933    35,343,992    27,463,641     25,082,029
                                            -------------  ------------  ------------   ------------

LIABILITIES
Distributions payable .....................         6,350            --         6,461         24,287
Payable for capital shares redeemed .......        14,327            --        55,764          4,165
Accrued investment advisory fees (Note 3) .        41,351        21,336         6,923          2,782
Payable to Administrator (Note 3) .........         9,150         4,650         2,350          3,600
Other accrued expenses ....................        14,231         5,173         4,200          4,000
                                            -------------  ------------  ------------   ------------
  TOTAL LIABILITIES .......................        85,409        31,159        75,698         38,834
                                            -------------  ------------  ------------   ------------

NET ASSETS ................................  $ 83,385,524  $ 35,312,833  $ 27,387,943   $ 25,043,195
                                             ============  ============  ============   ============

Net assets consist of:
Paid-in capital ...........................  $ 39,350,543  $ 24,684,536  $ 30,780,865   $ 24,749,803
Accumulated undistributed (overdistributed)
  net investment income ...................         5,430       108,339       (70,318)        13,882
Accumulated net realized gains (losses)
  from security transactions ..............     1,517,886       187,483    (2,875,896)       (57,804)
Net unrealized appreciation (depreciation)
  on investments ..........................    42,511,665    10,332,475      (446,708)       337,314
                                            -------------  ------------  ------------   ------------

Net assets ................................  $ 83,385,524  $ 35,312,833  $ 27,387,943   $ 25,043,195
                                             ============  ============  ============   ============

Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
  no par value) ...........................     1,597,543     2,521,615     1,388,065      2,409,477
                                             ============  ============  ============   ============

Net asset value, offering price and
  redemption price per share (Note 1) .....  $      52.20  $      14.00  $      19.73   $      10.39
                                             ============  ============  ============   ============

See accompanying notes to financial statements.


THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED)
===================================================================================================
                                           GOVERNMENT     GOVERNMENT     GOVERNMENT      ALABAMA
                                             STREET         STREET         STREET        TAX FREE
                                             EQUITY         MID-CAP         BOND           BOND
                                              FUND           FUND           FUND           FUND
                                          ------------   ------------   ------------   ------------
INVESTMENT INCOME
  Interest .............................  $     14,449   $     65,139   $    751,875   $    512,343
  Dividends ............................       785,387        181,252             67         13,229
  Foreign withholding taxes on dividents        (4,727)        (1,455)            --             --
                                          ------------   ------------   ------------   ------------
    TOTAL INVESTMENT INCOME ............       795,109        244,936        751,942        525,572
                                          ------------   ------------   ------------   ------------

EXPENSES
  Investment advisory fees (Note 3) ....       260,715        131,856         73,520         44,699
  Administration fees (Note 3)  ........        52,832         25,124         11,082         19,092
  Professional fees ....................         8,371          7,146          7,734          6,462
  Trustees' fees and expenses ..........         6,287          6,287          6,287          6,287
  Custodian fees .......................         7,484          7,266          5,949          2,517
  Compliance fees  (Note 3) ............         4,468          3,317          3,200          3,113
  Pricing costs ........................         1,265          2,087          3,514          5,861
  Postage and supplies .................         4,295          2,551          2,738          2,455
  Printing of shareholder reports ......         3,897          1,846          1,851          1,656
  Registration fees ....................         2,915          1,547          1,320          1,353
  Insurance expense ....................         2,821          1,256          1,148          1,052
  Other expenses .......................        10,794          5,478          3,041          2,292
                                          ------------   ------------   ------------   ------------
    TOTAL EXPENSES .....................       366,144        195,761        121,384         96,839
  Fees waived by the Adviser (Note 3) ..            --         (2,372)       (16,985)       (13,827)
                                          ------------   ------------   ------------   ------------
    NET EXPENSES .......................       366,144        193,389        104,399         83,012
                                          ------------   ------------   ------------   ------------

NET INVESTMENT INCOME ..................       428,965         51,547        647,543        442,560
                                          ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Net realized gains from
    security transactions ..............     1,517,753        187,225         12,982         10,301
  Net realized gains from in-kind
    redemptions (Note 1) ...............     5,656,635        140,412             --             --
  Net change in unrealized appreciation/
    depreciation on investments ........      (517,840)     1,863,677       (132,455)         2,744
                                          ------------   ------------   ------------   ------------

NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS ........     6,656,548      2,191,314       (119,473)        13,045
                                          ------------   ------------   ------------   ------------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS ......................  $  7,085,513   $  2,242,861   $    528,070   $    455,605
                                          ============   ============   ============   ============

See accompanying notes to financial statements.


THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=========================================================================================================
                                                  GOVERNMENT STREET             GOVERNMENT STREET
                                                      EQUITY FUND                   MID-CAP FUND
                                            -------------------------------------------------------------
                                              SIX MONTHS                     SIX MONTHS
                                                 ENDED          YEAR            ENDED           YEAR
                                               SEPT. 30,        ENDED        SEPT. 30,          ENDED
                                                 2007         MARCH 31,         2007          MARCH 31,
                                             (UNAUDITED)        2007         (UNAUDITED)        2007
                                            -------------   -------------   -------------   -------------
FROM OPERATIONS
  Net investment income ..................  $     428,965   $     875,665   $      51,547   $      88,137
  Net realized gains from
     security transactions ...............      1,517,753       8,725,441         187,225       1,827,568
  Net realized gains from in-kind
    redemptions (Note 1) .................      5,656,635              --         140,412              --
  Net change in unrealized appreciation/
    depreciation on investments ..........       (517,840)     (3,740,630)      1,863,677        (804,624)
                                            -------------   -------------   -------------   -------------
Net increase in net assets from operations      7,085,513       5,860,476       2,242,861       1,111,081
                                            -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .............       (430,950)       (871,818)             --        (123,370)
  From realized capital gains
    on security transactions .............             --     (13,025,536)             --      (2,640,776)
                                            -------------   -------------   -------------   -------------
Net decrease in net assets from
  distributions to shareholders ..........       (430,950)    (13,897,354)             --      (2,764,146)
                                            -------------   -------------   -------------   -------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ..............        779,515       4,965,258         904,498       2,730,131
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders ......................        418,078      13,483,748              --       2,748,844
  Payments for shares redeemed ...........    (12,223,133)    (29,898,475)     (1,795,379)     (7,483,807)
                                            -------------   -------------   -------------   -------------
Net decrease in net assets from
  capital share transactions .............    (11,025,540)    (11,449,469)       (890,881)     (2,004,832)
                                            -------------   -------------   -------------   -------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..........................     (4,370,977)    (19,486,347)      1,351,980      (3,657,897)

NET ASSETS
  Beginning of period ....................     87,756,501     107,242,848      33,960,853      37,618,750
                                            -------------   -------------   -------------   -------------
  End of period ..........................  $  83,385,524   $  87,756,501   $  35,312,833   $  33,960,853
                                            =============   =============   =============   =============

ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME ..................  $       5,430   $       7,415   $     108,339   $      56,792
                                            =============   =============   =============   =============

Capital share activity
  Sold ...................................         15,421         101,372          66,028         209,562
  Reinvested .............................          8,153         275,696              --         209,747
  Redeemed ...............................       (240,460)       (608,524)       (130,182)       (577,999)
                                            -------------   -------------   -------------   -------------
  Net decrease in shares outstanding .....       (216,886)       (231,456)        (64,154)       (158,690)
  Shares outstanding, beginning of period       1,814,429       2,045,885       2,585,769       2,744,459
                                            -------------   -------------   -------------   -------------
  Shares outstanding, end of period ......      1,597,543       1,814,429       2,521,615       2,585,769
                                            =============   =============   =============   =============

See accompanying notes to financial statements.


THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=========================================================================================================

                                                 GOVERNMENT STREET                ALABAMA TAX FREE
                                                      BOND FUND                       BOND FUND
                                            -------------------------------------------------------------
                                              SIX MONTHS                     SIX MONTHS
                                                 ENDED          YEAR            ENDED           YEAR
                                               SEPT. 30,        ENDED        SEPT. 30,          ENDED
                                                 2007         MARCH 31,         2007          MARCH 31,
                                             (UNAUDITED)        2007         (UNAUDITED)        2007
                                            -------------   -------------   -------------   -------------
FROM OPERATIONS
  Net investment income .................  $     647,543   $   1,392,391   $     442,560   $     879,135
  Net realized gains (losses) from
    security transactions ...............         12,982        (398,481)         10,301          20,874
  Net change in unrealized appreciation/
    depreciation on investments .........       (132,455)        672,643           2,744         (44,862)
                                           -------------   -------------   -------------   -------------
Net increase in net assets
  from operations .......................        528,070       1,666,553         455,605         855,147
                                           -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
  From and/or in excess of net
    investment income ...................       (666,674)     (1,429,567)       (440,770)       (876,155)
                                           -------------   -------------   -------------   -------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold .............        947,315       2,278,502         635,375       2,206,930
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders .....................        628,402       1,339,337         283,658         569,451
  Payments for shares redeemed ..........     (3,790,294)    (10,348,383)     (1,859,106)     (2,968,731)
                                           -------------   -------------   -------------   -------------
Net decrease in net assets from
  capital share transactions ............     (2,214,577)     (6,730,544)       (940,073)       (192,350)
                                           -------------   -------------   -------------   -------------

TOTAL DECREASE IN NET ASSETS ............     (2,353,181)     (6,493,558)       (925,238)       (213,358)

NET ASSETS
  Beginning of period ...................     29,741,124      36,234,682      25,968,433      26,181,791
                                           -------------   -------------   -------------   -------------
  End of period .........................  $  27,387,943   $  29,741,124   $  25,043,195   $  25,968,433
                                           =============   =============   =============   =============

ACCUMULATED UNDISTRIBUTED
  (OVERDISTRIBUTED) NET
  INVESTMENT INCOME .....................  $     (70,318)  $     (71,879)  $      13,882   $      12,778
                                           =============   =============   =============   =============

Capital share activity
  Sold ..................................         47,992         115,201          61,479         212,370
  Reinvested ............................         31,904          67,923          27,401          54,790
  Redeemed ..............................       (192,177)       (525,317)       (179,546)       (285,665)
                                           -------------   -------------   -------------   -------------
  Net decrease in shares outstanding ....       (112,281)       (342,193)        (90,666)        (18,505)
  Shares outstanding, beginning of period      1,500,346       1,842,539       2,500,143       2,518,648
                                           -------------   -------------   -------------   -------------
  Shares outstanding, end of period .....      1,388,065       1,500,346       2,409,477       2,500,143
                                           =============   =============   =============   =============

See accompanying notes to financial statements.


THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================

                                                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED
                                           SEPT. 30,                                  YEARS ENDED MARCH 31,
                                             2007           ----------------------------------------------------------------------
                                          (UNAUDITED)           2007           2006           2005          2004           2003
                                          -----------       -----------    -----------    -----------    -----------   -----------
Net asset value at beginning of period .  $     48.37       $     52.42    $     47.11    $     46.10    $     34.13   $     45.55
                                          -----------       -----------    -----------    -----------    -----------   -----------

Income (loss) from investment operations:
  Net investment income ................         0.26              0.48           0.50           0.50           0.32          0.28
  Net realized and unrealized
    gains (losses) on investments ......         3.83              2.90           5.31           1.01          11.97        (11.42)
                                          -----------       -----------    -----------    -----------    -----------   -----------
Total from investment operations .......         4.09              3.38           5.81           1.51          12.29        (11.14)
                                          -----------       -----------    -----------    -----------    -----------   -----------

Less distributions:
  Dividends from net investment income .        (0.26)            (0.48)         (0.50)         (0.50)         (0.32)        (0.28)
  Distributions from net realized gains            --             (6.95)            --             --             --            --
                                          -----------       -----------    -----------    -----------    -----------   -----------
Total distributions ....................        (0.26)            (7.43)         (0.50)         (0.50)         (0.32)        (0.28)
                                          -----------       -----------    -----------    -----------    -----------   -----------

Net asset value at end of period .......  $     52.20       $     48.37    $     52.42    $     47.11    $     46.10   $     34.13
                                          ===========       ===========    ===========    ===========    ===========   ===========

Total return (a) .......................         8.47%(b)          7.04%         12.39%          3.27%         36.09%       (24.47%)
                                          ===========       ===========    ===========    ===========    ===========   ===========

Net assets at end of period (000's) ....  $    83,386       $    87,757    $   107,243    $   132,922    $   129,719   $    87,837
                                          ===========       ===========    ===========    ===========    ===========   ===========

Ratio of expenses to average net assets          0.84%(c)          0.84%          0.78%          0.76%          0.79%         0.81%

Ratio of net investment income
  to average net assets ................         0.99%(c)          0.96%          0.95%          1.08%          0.77%         0.76%

Portfolio turnover rate ................            4%(b)            15%            17%            13%            15%           12%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)   Not annualized.

(c)   Annualized.

See accompanying notes to financial statements.


THE GOVERNMENT STREET MID-CAP FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                         SIX MONTHS
                                            ENDED                                                               PERIOD
                                           SEPT. 30,                  YEARS ENDED MARCH 31,                     ENDED
                                             2007          --------------------------------------------        MARCH 31,
                                         (UNAUDITED)           2007            2006            2005            2004 (a)
                                         ------------      ------------    ------------    ------------      ------------
Net asset value at beginning of period   $      13.13      $      13.71    $      11.30    $      10.33      $      10.00
                                         ------------      ------------    ------------    ------------      ------------

Income from investment operations:
  Net investment income ...............          0.02              0.04            0.05            0.01              0.01
  Net realized and unrealized
    gains on investments ..............          0.85              0.45            2.38            0.97              0.68
                                         ------------      ------------    ------------    ------------      ------------
Total from investment operations ......          0.87              0.49            2.43            0.98              0.69
                                         ------------      ------------    ------------    ------------      ------------

Less distributions:
  Dividends from net investment income             --             (0.05)          (0.02)          (0.01)            (0.01)
  Distributions from net realized gains            --             (1.02)             --           (0.00)(b)         (0.35)
                                         ------------      ------------    ------------    ------------      ------------
Total distributions ...................            --             (1.07)          (0.02)          (0.01)            (0.36)
                                         ------------      ------------    ------------    ------------      ------------

Net asset value at end of period ......  $      14.00      $      13.13    $      13.71    $      11.30      $      10.33
                                         ============      ============    ============    ============      ============

Total return (c) ......................          6.63%(d)          3.83%          21.51%           9.47%             6.83%(d)
                                         ============      ============    ============    ============      ============

Net assets at end of period (000's) ...  $     35,313      $     33,961    $     37,619    $     32,025      $     19,227
                                         ============      ============    ============    ============      ============

Ratio of net expenses to
  average net assets (e) ..............          1.10%(f)          1.10%           1.10%           1.10%             1.09%(f)

Ratio of net investment income
  to average net assets ...............          0.29%(f)          0.26%           0.37%           0.14%             0.11%(f)

Portfolio turnover rate ...............             3%(d)            11%             28%              6%              177%(f)

(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

(b)   Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)   Not annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.11%(f) for the six months ended September 30, 2007 and 1.12%, 1.11%, 1.23% and 1.71%(f)
      for the periods ended March 31, 2007, 2006, 2005 and 2004, respectively (Note 3).

(f)   Annualized.

See accompanying notes to financial statements.


THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                  SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                         SIX MONTHS
                                           ENDED
                                          SEPT. 30,                                 YEARS ENDED MARCH 31,
                                            2007          -------------------------------------------------------------------------
                                         (UNAUDITED)          2007           2006             2005          2004            2003
                                         -----------      -----------    -----------      -----------    -----------    -----------
Net asset value at beginning of period   $     19.82      $     19.67    $     20.29      $     21.24    $     21.55    $     20.75
                                         -----------      -----------    -----------      -----------    -----------    -----------

Income (loss) from investment operations:
  Net investment income ...............         0.43             0.81           0.77(a)          0.71           0.81           0.99
  Net realized and unrealized
    gains (losses) on investments .....        (0.07)            0.26          (0.41)           (0.71)         (0.11)          0.92
                                         -----------      -----------    -----------      -----------    -----------    -----------
Total from investment operations ......         0.36             1.07           0.36             0.00           0.70           1.91
                                         -----------      -----------    -----------      -----------    -----------    -----------

Dividends from and/or in excess of
  net investment income ...............        (0.45)           (0.92)         (0.98)           (0.95)         (1.01)         (1.11)
                                         -----------      -----------    -----------      -----------    -----------    -----------

Net asset value at end of period ......  $     19.73      $     19.82    $     19.67      $     20.29    $     21.24    $     21.55
                                         ===========      ===========    ===========      ===========    ===========    ===========

Total return (b) ......................         1.86%(c)         5.56%          1.80%            0.04%          3.34%          9.36%
                                         ===========      ===========    ===========      ===========    ===========    ===========

Net assets at end of period (000's) ...  $    27,388      $    29,741    $    36,235      $    59,919    $    64,005    $    58,665
                                         ===========      ===========    ===========      ===========    ===========    ===========

Ratio of net expenses
  to average net assets (d) ...........         0.71%(e)         0.71%          0.71%            0.71%          0.70%          0.71%

Ratio of net investment income
  to average net assets ...............         4.41%(e)         4.50%          3.75%            3.44%          3.65%          4.62%

Portfolio turnover rate ...............           11%(c)           26%            32%              28%            33%            39%

(a)   Calculated using weighted average shares outstanding during the period.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 0.83%(e) for the six months ended September 30, 2007 and 0.82% and 0.74% for the years ended March 31, 2007 and 2006, respectively (Note 3).

(e)   Annualized.

See accompanying notes to financial statements.


THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                  SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED
                                           SEPT. 30,                                 YEARS ENDED MARCH 31,
                                             2007           -----------------------------------------------------------------------
                                          (UNAUDITED)           2007           2006          2005           2004           2003
                                          -----------       -----------    -----------    -----------    -----------    -----------
Net asset value at beginning of period .  $     10.39       $     10.40    $     10.55    $     10.90    $     10.89    $     10.40
                                          -----------       -----------    -----------    -----------    -----------    -----------

Income (loss) from investment operations:
  Net investment income ................         0.18              0.36           0.34           0.35           0.35           0.40
  Net realized and unrealized
    gains (losses) on investments ......        (0.00)(a)         (0.01)         (0.15)         (0.36)          0.01           0.49
                                          -----------       -----------    -----------    -----------    -----------    -----------
Total from investment operations .......         0.18              0.35           0.19          (0.01)          0.36           0.89
                                          -----------       -----------    -----------    -----------    -----------    -----------

Dividends from net investment income ...        (0.18)            (0.36)         (0.34)         (0.34)         (0.35)         (0.40)
                                          -----------       -----------    -----------    -----------    -----------    -----------

Net asset value at end of period .......  $     10.39       $     10.39    $     10.40    $     10.55    $     10.90    $     10.89
                                          ===========       ===========    ===========    ===========    ===========    ===========

Total return (b) .......................         1.74%(c)          3.38%          1.80%         (0.06%)         3.40%          8.67%
                                          ===========       ===========    ===========    ===========    ===========    ===========

Net assets at end of period (000's) ....  $    25,043       $    25,968    $    26,182    $    34,525    $    38,702    $    34,729
                                          ===========       ===========    ===========    ===========    ===========    ===========

Ratio of net expenses to
  average net assets (d) ...............         0.65%(e)          0.65%          0.65%          0.65%          0.65%          0.65%

Ratio of net investment income
  to average net assets ................         3.47%(e)          3.44%          3.25%          3.21%          3.26%          3.74%

Portfolio turnover rate ................            2%(c)            15%             5%             4%            10%             9%

(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 0.76%(e) for the six months ended September 30, 2007 and 0.76%, 0.73%, 0.69%, 0.68%, and
      0.69% for the years ended March 31,  2007,  2006,  2005,  2004,  and 2003, respectively (Note 3).

(e)   Annualized.

See accompanying notes to financial statements.


THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007  (UNAUDITED)
=======================================================================================
  SHARES    COMMON STOCKS -- 89.5%                                             VALUE
---------------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 7.3%
     3,839  Citadel Broadcasting Corporation.............................   $    15,970
    10,000  Harrah's Entertainment, Inc..................................       869,300
    39,500  Home Depot, Inc..............................................     1,281,380
     5,500  J.C. Penney Company, Inc.....................................       348,535
    10,000  Johnson Controls, Inc........................................     1,181,100
    11,000  NIKE, Inc. - Class B.........................................       645,260
    50,000  Walt Disney Company (The)....................................     1,719,500
                                                                            -----------
                                                                              6,061,045
                                                                            -----------
            CONSUMER STAPLES -- 8.2%
    33,000  Altria Group, Inc. ..........................................     2,294,490
    22,836  Kraft Foods, Inc.............................................       788,071
    10,000  PepsiCo, Inc.................................................       732,600
    30,000  Procter & Gamble Company (The)...............................     2,110,200
    20,100  Walgreen Company.............................................       949,524
                                                                            -----------
                                                                              6,874,885
                                                                            -----------
            ENERGY -- 13.1%
    21,814  Apache Corporation...........................................     1,964,569
     7,300  BP plc - ADR.................................................       506,255
    20,100  Chevron Corporation .........................................     1,880,958
    19,500  ConocoPhillips...............................................     1,711,515
     1,000  EnergySouth, Inc.............................................        50,420
    20,800  Exxon Mobil Corporation......................................     1,925,248
    22,990  Spectra Energy Corporation...................................       562,795
    10,000  Transocean, Inc. (a).........................................     1,130,500
    10,000  Valero Energy Corporation....................................       671,800
     8,000  XTO Energy, Inc..............................................       494,720
                                                                            -----------
                                                                             10,898,780
                                                                            -----------
            FINANCIALS -- 18.4%
    27,080  Aegon N.V. - ARS.............................................       515,332
    21,800  AFLAC, Inc...................................................     1,243,472
     2,000  American Capital Strategies Ltd..............................        85,460
    33,600  American Express Company.....................................     1,994,832
     4,000  American International Group, Inc............................       270,600
    62,870  Bank of America Corporation..................................     3,160,475
     5,000  Broadridge Financial Solutions, Inc.  .......................        94,750
    15,000  Charles Schwab Corporation...................................       324,000
    35,000  Citigroup, Inc...............................................     1,633,450
    27,200  Colonial Properties Trust....................................       932,960
     7,000  Goldman Sachs Group, Inc. (The)..............................     1,517,180
     6,000  JPMorgan Chase & Company.....................................       274,920
    20,000  Progressive Corporation......................................       388,200
    15,000  Rayonier, Inc. ..............................................       720,600
    67,400  U.S. Bancorp.................................................     2,192,522
                                                                            -----------
                                                                             15,348,753
                                                                            -----------


THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
=======================================================================================
  SHARES    COMMON STOCKS -- 89.5% (CONTINUED)                                 VALUE
---------------------------------------------------------------------------------------
            HEALTH CARE -- 10.5%
    14,300  Becton, Dickinson & Company..................................   $ 1,173,315
    17,500  Cardinal Health, Inc.........................................     1,094,275
    20,000  Elan Corporation (a).........................................       420,800
     5,000  Fresenius Medical Care AG & Company - ADR....................       265,300
    21,000  Johnson & Johnson............................................     1,379,700
    11,250  Techne Corporation (a).......................................       709,650
    31,300  UnitedHealth Group, Inc. ....................................     1,515,859
    28,000  WellPoint, Inc. (a)..........................................     2,209,760
                                                                            -----------
                                                                              8,768,659
                                                                            -----------
            INDUSTRIALS -- 15.3%
    23,500  Caterpillar, Inc.............................................     1,843,105
     3,000  C.H. Robinson Worldwide, Inc. ...............................       162,870
    30,000  Emerson Electric Company.....................................     1,596,600
    14,000  FedEx Corporation............................................     1,466,500
    20,000  General Dynamics Corporation.................................     1,689,400
    28,000  General Electric Company.....................................     1,159,200
    16,000  Ingersoll-Rand Company Ltd. - Class A........................       871,520
    10,000  Norfolk Southern Corporation.................................       519,100
    31,000  Quanta Services, Inc. (a)....................................       819,950
     5,000  Stericycle, Inc. (a).........................................       285,800
    16,000  United Technologies Corporation..............................     1,287,680
    16,000  Waters Corporation (a).......................................     1,070,720
                                                                            -----------
                                                                             12,772,445
                                                                            -----------
            INFORMATION TECHNOLOGY -- 11.9%
    42,500  Adobe Systems, Inc. (a)......................................     1,855,550
     5,000  Applied Materials, Inc.......................................       103,500
    20,000  Automatic Data Processing, Inc. .............................       918,600
     4,000  Cerner Corporation (a).......................................       239,240
    57,000  Cisco Systems, Inc. (a)......................................     1,887,270
    31,000  Corning, Inc. ...............................................       764,150
    37,000  Hewlett-Packard Company......................................     1,842,230
     7,000  International Business Machines Corporation..................       824,600
    18,000  Network Appliance, Inc. (a)..................................       484,380
    27,000  Texas Instruments, Inc. .....................................       987,930
                                                                            -----------
                                                                              9,907,450
                                                                            -----------
            MATERIALS -- 2.5%
     7,000  Alcoa, Inc...................................................       273,840
    10,000  Nucor Corporation............................................       594,700
     7,000  POSCO - ADR..................................................     1,251,390
                                                                            -----------
                                                                              2,119,930
                                                                            -----------
            TELECOMMUNICATIONS SERVICES -- 0.5%
     6,000  AT&T, Inc....................................................       253,860
    15,000  Qwest Communications International, Inc. (a).................       137,400
                                                                            -----------
                                                                                391,260
                                                                            -----------


THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
=======================================================================================
   SHARES   COMMON STOCKS -- 89.5% (CONTINUED)                                 VALUE
---------------------------------------------------------------------------------------
            UTILITIES -- 1.8%
    65,980  Duke Energy Corporation......................................   $ 1,233,166
     5,000  Wisconsin Energy Corporation.................................       225,150
                                                                            -----------
                                                                              1,458,316
                                                                            -----------
            TOTAL COMMON STOCKS (Cost $33,196,913).......................   $74,601,523
                                                                            -----------
=======================================================================================
  SHARES    EXCHANGE-TRADED FUNDS -- 9.2%                                      VALUE
---------------------------------------------------------------------------------------
    51,500  iShares MSCI EAFE Index Fund.................................   $ 4,255,445
     2,000  Vanguard Emerging Markets ETF................................       207,120
    20,000  Vanguard FTSE All-World Ex-US Index ETF (a)..................     1,193,800
    16,000  Vanguard Information Technology Index ETF....................       970,400
     4,500  Vanguard Materials ETF.......................................       396,135
     8,000  Vanguard Telecommunication Services ETF......................       664,560
                                                                            -----------
            TOTAL EXCHANGE-TRADED FUNDS (Cost $6,580,405)................    $7,687,460
                                                                            -----------
=======================================================================================
 PAR VALUE COMMERCIAL PAPER -- 1.3%                                            VALUE
---------------------------------------------------------------------------------------
$1,076,000  Deutsche Bank AG, discount, due 10/01/2007  (Cost $1,076,000)   $ 1,076,000
                                                                            -----------
=======================================================================================
  SHARES    MONEY MARKET FUNDS -- 0.0%                                          VALUE
---------------------------------------------------------------------------------------
       914  AIM STIT - STIC Prime Portfolio - Institutional Class
             (Cost $914)                                                    $       914
                                                                            -----------
            TOTAL INVESTMENTS AT VALUE -- 100.0% (Cost $40,854,232).......  $83,365,897

            OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.0% ................       19,627
                                                                            -----------

            NET ASSETS -- 100.0%..........................................  $83,385,524
                                                                            ===========

(a) Non-income producing security.
ADR - American Depositary Receipt
ARS - American Registered Shares

See accompanying notes to financial statements.


THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007 (UNAUDITED)
=======================================================================================
   SHARES   COMMON STOCKS -- 93.8%                                            VALUE
---------------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 12.3%
     2,500  AnnTaylor Stores Corporation (a).............................   $    79,175
     2,000  ArvinMeritor, Inc............................................        33,640
     6,500  Barnes & Noble, Inc. ........................................       229,190
     5,700  BJ's Wholesale Club, Inc. (a)................................       189,012
     2,000  Bob Evans Farms, Inc. .......................................        60,360
     1,500  BorgWarner, Inc..............................................       137,295
     1,700  CBRL Group, Inc..............................................        69,360
     2,500  Coach, Inc. (a)..............................................       118,175
     3,500  DreamWorks Animation SKG, Inc. (a)...........................       116,970
     2,000  Family Dollar Stores, Inc.  .................................        53,120
     7,000  GameStop Corporation - Class A (a)...........................       394,450
     2,000  Hanesbrands, Inc. (a)........................................        56,120
     4,500  Harrah's Entertainment, Inc..................................       391,185
     4,000  Hasbro, Inc. ................................................       111,520
     5,500  Herman Miller, Inc. .........................................       149,270
     4,300  Hilton Hotels Corporation....................................       199,907
     3,000  IAC/InterActiveCorp (a)......................................        89,010
     2,500  ITT Educational Services, Inc. (a)...........................       304,225
     3,000  Jarden Corporation (a).......................................        92,820
     2,000  Liberty Global, Inc. (a).....................................        82,040
     5,000  MSC Industrial Direct Company, Inc...........................       252,950
     3,700  OfficeMax, Inc. .............................................       126,799
     5,800  O'Reilly Automotive, Inc. (a)................................       193,778
     3,000  Phillips-Van Heusen Corporation..............................       157,440
     2,000  Ross Stores, Inc.............................................        51,280
     3,500  Saks, Inc. (a)...............................................        60,025
     2,500  Scholastic Corporation (a)...................................        87,150
     6,000  Service Corporation International............................        77,400
     3,000  Sinclair Broadcast Group, Inc. ..............................        36,120
     2,000  Snap-on, Inc.................................................        99,080
     2,500  Sotheby's....................................................       119,475
     2,000  Vail Resorts, Inc. (a).......................................       124,580
                                                                            -----------
                                                                              4,342,921
                                                                            -----------
            CONSUMER STAPLES -- 2.0%
     5,400  Church & Dwight Company, Inc.................................       254,016
     6,000  Hormel Foods Corporation.....................................       214,680
     4,700  J.M. Smucker Company.........................................       251,074
                                                                            -----------
                                                                                719,770
                                                                            -----------
            ENERGY -- 7.4%
     3,760  Cameron International Corporation (a)........................       347,010
     8,000  FMC Technologies, Inc. (a)...................................       461,280
     4,350  Murphy Oil Corporation.......................................       304,022
     2,800  Newfield Exploration Company (a).............................       134,848
     5,360  Noble Corporation............................................       262,908
     4,800  Peabody Energy Corporation...................................       229,776
     5,000  Pride International, Inc. (a)................................       182,750
     4,500  Smith International, Inc.....................................       321,300
     5,800  Valero Energy Corporation....................................       389,644
                                                                            -----------
                                                                              2,633,538
                                                                            -----------


THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
=======================================================================================
   SHARES   COMMON STOCKS -- 93.8% (CONTINUED)                                VALUE
---------------------------------------------------------------------------------------
            FINANCIALS -- 14.1%
     8,400  American Financial Group, Inc................................   $   239,316
     7,300  Associated Banc-Corp.........................................       216,299
     6,199  Banco Bilbao Vizcaya Argentaria, S.A. - ADR .................       144,313
     6,000  Bank of Hawaii Corporation...................................       317,100
    10,050  Berkley (W.R.) Corporation...................................       297,781
     9,000  Brown & Brown, Inc. .........................................       236,700
     5,600  Cullen/Frost Bankers, Inc....................................       280,672
    10,250  Eaton Vance Corporation......................................       409,590
     2,600  Everest Re Group Ltd.........................................       286,624
     9,300  HCC Insurance Holdings, Inc..................................       266,352
    10,400  Jefferies Group, Inc.........................................       289,432
     2,900  Legg Mason, Inc..............................................       244,441
     4,600  Liberty Property Trust.......................................       184,966
     1,129  PNC Financial Services Group, Inc............................        76,885
     6,941  Potlatch Corporation.........................................       312,553
     4,000  Radian Group, Inc............................................        93,120
     7,000  Rayonier, Inc................................................       336,280
     5,617  State Street Corporation.....................................       382,855
     3,300  Westamerica Bancorporation...................................       164,373
     5,200  Wilmington Trust Corporation.................................       202,280
                                                                            -----------
                                                                              4,981,932
                                                                            -----------
            HEALTH CARE -- 12.0%
     1,400  Alcon, Inc...................................................       201,488
     2,500  Applera Corporation - Applied Biosystems Group...............        86,600
     3,450  Barr Pharmaceuticals, Inc. (a)...............................       196,339
     2,500  Bio-Rad Laboratories, Inc. - Class A (a).....................       226,250
     1,500  Cephalon, Inc. (a)...........................................       109,590
     8,000  Community Health Systems, Inc. (a)...........................       251,520
     7,000  Covance, Inc. (a)............................................       545,300
     8,250  Coventry Health Care, Inc. (a)...............................       513,233
     5,600  DENTSPLY International, Inc. ................................       233,184
     1,000  Elan Corporation plc - ADR (a)...............................        21,040
     4,000  Fresenius Medical Care AG & Company - ADR....................       212,240
    12,000  Gilead Sciences, Inc. (a)....................................       490,440
     2,800  Henry Schein, Inc. (a).......................................       170,352
     1,000  Kyphon, Inc. (a).............................................        70,000
     1,000  Millipore Corporation (a)....................................        75,800
     7,700  Mylan Laboratories, Inc. ....................................       122,892
     2,000  ResMed, Inc. (a).............................................        85,740
     4,500  Techne Corporation (a).......................................       283,860
     3,000  UnitedHealth Group, Inc. ....................................       145,290
     4,600  Varian Medical Systems, Inc. (a).............................       192,694
                                                                            -----------
                                                                              4,233,852
                                                                            -----------
            INDUSTRIALS -- 15.8%
     3,000  Alexander & Baldwin, Inc. ...................................       150,390
     7,500  AMETEK, Inc..................................................       324,150
     5,000  ChoicePoint, Inc. (a)........................................       189,600
     6,000  C.H. Robinson Worldwide, Inc. ...............................       325,740
     3,000  Corporate Executive Board Company............................       222,720


THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
=======================================================================================
   SHARES   COMMON STOCKS -- 93.8% (CONTINUED)                                 VALUE
---------------------------------------------------------------------------------------
            INDUSTRIALS -- 15.8% (CONTINUED)
     6,000  Donaldson Company, Inc.......................................   $   250,560
     6,000  Expeditors International of Washington, Inc..................       283,800
     7,000  Fastenal Company.............................................       317,870
     3,500  Goodrich Corporation.........................................       238,805
     6,000  Graco, Inc. .................................................       234,660
     6,000  Jacobs Engineering Group, Inc. (a)...........................       453,480
     2,000  Joy Global, Inc..............................................       101,720
     3,000  L-3 Communications Holdings, Inc. ...........................       306,420
     4,000  Manpower, Inc. ..............................................       257,400
     3,000  Overseas Shipholding Group, Inc. ............................       230,490
     5,000  SPX Corporation..............................................       462,800
     9,000  Stericycle, Inc. (a).........................................       514,440
     2,750  Teleflex, Inc. ..............................................       214,280
     2,000  Thomas & Betts Corporation (a)...............................       117,280
     9,000  Trinity Industries, Inc......................................       337,860
     1,000  WESCO International, Inc. (a)................................        42,940
                                                                            -----------
                                                                              5,577,405
                                                                            -----------
            INFORMATION TECHNOLOGY -- 17.2%
     8,000  Activision, Inc. (a).........................................       172,720
     8,000  Acxiom Corporation...........................................       158,320
     8,500  ADC Telecommunications, Inc. (a).............................       166,685
     5,000  ADTRAN, Inc..................................................       115,150
     4,000  Advent Software, Inc. (a)....................................       187,880
     5,000  Alliance Data Systems Corporation (a)........................       387,200
     8,000  Arrow Electronics, Inc. (a)..................................       340,160
     3,500  CDW Corporation..............................................       305,200
     6,000  Cerner Corporation (a).......................................       358,860
     4,500  CheckFree Corporation (a)....................................       209,430
     4,000  Cognizant Technology Solutions Corporation (a)...............       319,080
     6,500  Cree, Inc. (a)...............................................       202,150
     4,000  DST Systems, Inc. (a)........................................       343,240
     1,000  Electronic Arts, Inc. (a)....................................        55,990
     5,500  Harris Corporation...........................................       317,845
    10,000  Integrated Device Technology, Inc. (a).......................       154,800
     9,000  Jack Henry & Associates, Inc.................................       232,740
     1,500  Koninklijke Philips Electronics N.V. - ADR...................        67,410
     7,000  Lam Research Corporation (a).................................       372,820
     5,000  Linear Technology Corporation................................       174,950
     6,000  Macrovision Corporation (a)..................................       147,780
     5,000  Microchip Technology, Inc. ..................................       181,600
     8,000  National Instruments Corporation.............................       274,640
     4,000  Plantronics, Inc. ...........................................       114,200
     8,000  SanDisk Corporation (a)......................................       440,800
     7,000  Xilinx, Inc. ................................................       182,980
     2,500  Zebra Technologies Corporation - Class A (a).................        91,225
                                                                            -----------
                                                                              6,075,855
                                                                            -----------


THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
=======================================================================================
   SHARES   COMMON STOCKS -- 93.8% (CONTINUED)                                 VALUE
---------------------------------------------------------------------------------------
            MATERIALS -- 5.9%
     4,000  Airgas, Inc. ................................................     $ 206,520
     9,000  Albemarle Corporation........................................       397,800
     4,000  Cabot Corporation............................................       142,120
     3,200  Eagle Materials, Inc. .......................................       114,368
     3,000  Martin Marietta Materials, Inc...............................       400,650
     4,000  Scotts Miracle-Gro Company (The) - Class A  .................       171,000
     5,000  Sonoco Products Company......................................       150,900
     6,500  Steel Dynamics, Inc..........................................       303,550
     7,000  Valspar Corporation (The)....................................       190,470
                                                                            -----------
                                                                              2,077,378
                                                                            -----------
            TELECOMMUNICATIONS SERVICES -- 0.2%
     1,000  Telephone and Data Systems, Inc..............................        66,750
                                                                            -----------
            UTILITIES -- 6.9%
     7,000  AGL Resources, Inc...........................................       277,340
     8,300  Alliant Energy Corporation...................................       318,056
     7,000  Equitable Resources, Inc. ...................................       363,090
     8,850  MDU Resources Group, Inc. ...................................       246,384
     5,750  ONEOK, Inc...................................................       272,550
     7,900  Pepco Holdings, Inc. ........................................       213,932
    10,800  Puget Energy, Inc............................................       264,276
     6,300  SCANA Corporation............................................       244,062
     5,000  Wisconsin Energy Corporation.................................       225,150
                                                                            -----------
                                                                              2,424,840
                                                                            -----------

            TOTAL COMMON STOCKS (Cost $22,801,766).......................   $33,134,241
                                                                            -----------
=======================================================================================
 PAR VALUE  COMMERCIAL PAPER -- 6.2%                                          VALUE
---------------------------------------------------------------------------------------
$1,773,000  Deutsche Bank AG, discount, due 10/01/2007...................   $ 1,773,000
   406,000  UBS AG, discount, due 10/01/2007.............................       406,000
                                                                            -----------
            TOTAL COMMERCIAL PAPER (Cost $2,179,000).....................   $ 2,179,000
                                                                            -----------
=======================================================================================
   SHARES   MONEY MARKET FUNDS -- 0.0%                                         VALUE
---------------------------------------------------------------------------------------
     1,660  AIM STIT - STIC Prime Portfolio - Institutional Class
             (Cost $1,660)                                                  $     1,660
                                                                            -----------
            TOTAL INVESTMENTS AT VALUE -- 100.0% (Cost $24,982,426)......   $35,314,901

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0%)..............        (2,068)
                                                                            -----------

            NET ASSETS -- 100.0%.........................................   $35,312,833
                                                                            ===========

(a) Non-income producing security.
ADR - American Depositary Receipt

See accompanying notes to financial statements.


THE GOVERNMENT STREET BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007 (UNAUDITED)
=======================================================================================
PAR VALUE   U.S. TREASURY AND AGENCY OBLIGATIONS -- 26.8%                      VALUE
---------------------------------------------------------------------------------------
            U.S. TREASURY NOTES -- 0.4%
$  100,000  5.625%, due 05/15/2008........................................  $   100,891
                                                                            -----------
            FEDERAL HOME LOAN BANK -- 19.1%
 1,000,000  5.25%, due 01/30/2008.........................................    1,000,931
   735,000  5.10%, due 03/06/2008.........................................      735,528
   500,000  5.375%, due 09/14/2009........................................      500,027
 2,000,000  5.00%, due 08/16/2011.........................................    1,998,446
 1,000,000  5.00%, due 06/13/2012.........................................      997,385
                                                                            -----------
                                                                              5,232,317
                                                                            -----------
            FEDERAL HOME MORTGAGE LOAN CORPORATION -- 7.3%
 1,000,000   5.25%, due 05/07/2009........................................    1,000,761
 1,000,000   5.375%, due 01/09/2014.......................................    1,004,319
                                                                            -----------
                                                                              2,005,080
                                                                            -----------

            TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS (Cost $7,332,972)..  $ 7,338,288
                                                                            -----------

=======================================================================================
PAR VALUE   MORTGAGE-BACKED SECURITIES -- 23.3%                                VALUE
---------------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 7.1%
$   39,816  Pool #438434, 6.50%, due 01/15/2013..........................   $    40,627
     5,585  Pool #470177, 7.00%, due 03/15/2014..........................         5,754
    14,080  Pool #518403, 7.00%, due 09/15/2014..........................        14,505
       980  Pool #181540, 8.00%, due 02/15/2017..........................         1,038
   154,366  Pool #581879, 6.50%, due 03/15/2017..........................       157,508
    14,514  Pool #493659, 6.50%, due 12/15/2018..........................        14,837
    65,312  Pool #476695, 6.50%, due 10/15/2023..........................        66,766
    32,283  Pool #366710, 6.50%, due 02/15/2024..........................        33,002
    28,440  Pool #453826, 7.25%, due 09/15/2027..........................        29,603
    49,503  Pool #412360, 7.00%, due 11/15/2027..........................        51,326
   148,400  Pool #447408, 7.00%, due 01/15/2028..........................       153,866
    12,360  Pool #454162, 7.00%, due 05/15/2028..........................        12,816
    99,458  Pool #780825, 6.50%, due 07/15/2028..........................       101,672
    21,400  Pool #2617, 7.50%, due 07/20/2028............................        22,198
    18,262  Pool #158794, 7.00%, due 09/15/2028..........................        18,935
    17,723  Pool #486760, 6.50%, due 12/15/2028..........................        18,118
    62,932  Pool #781096, 6.50%, due 12/15/2028..........................        64,334
    65,154  Pool #781136, 7.00%, due 12/15/2028..........................        67,553
    46,819  Pool #506618, 7.00%, due 03/15/2029..........................        48,544
    12,422  Pool #511562, 7.50%, due 07/15/2030..........................        12,935
    69,557  Pool #448316, 6.50%  due 04/15/2031..........................        71,105
    41,785  Pool #530606, 6.50%  due 04/15/2031..........................        42,716
    24,903  Pool #545820, 7.00%  due 06/15/2031..........................        25,820
   181,400  Pool #781330, 6.00%, due 09/15/2031..........................       182,569
    62,053  Pool #3228, 6.50%, due 04/20/2032............................        63,415
    89,072  Pool #569903, 6.50%, due 06/15/2032..........................        91,055
   543,651  Pool #595934, 6.00%, due 09/15/2032..........................       547,154
                                                                            -----------
                                                                              1,959,771
                                                                            -----------


THE GOVERNMENT STREET BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
=======================================================================================
PAR VALUE   MORTGAGE-BACKED SECURITIES -- 23.3% (CONTINUED)                    VALUE
---------------------------------------------------------------------------------------
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 8.4%
$  858,705  Pool #01173, 5.50%, due 06/01/2017...........................   $   856,176
 1,461,028  Pool #G18056, 5.00%, due 06/01/2020..........................     1,432,521
                                                                            -----------
                                                                              2,288,697
                                                                            -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 7.8%
   642,999  Pool #635149, 5.50%, due 07/01/2017..........................       641,506
 1,536,366  Pool #255808, 5.00%, due 07/01/2025..........................     1,483,385
                                                                            -----------
                                                                              2,124,891
                                                                            -----------

            TOTAL MORTGAGE-BACKED SECURITIES (Cost $6,529,417)...........   $ 6,373,359
                                                                            -----------

=======================================================================================

PAR VALUE   CORPORATE BONDS -- 29.1%                                           VALUE
---------------------------------------------------------------------------------------
            FINANCE -- 19.2%
            American General Finance Corporation,
$1,500,000      4.50%, due 11/15/2007 ...................................   $ 1,498,237
            CIT Group, Inc ,
 2,000,000      4 75%, due 12/15/2010 ...................................     1,903,466
            JPMorgan Chase & Company,
 1,000,000      4 50%, due 01/15/2012 ...................................       965,065
            Student Loan Marketing Association,
 1,000,000      5 125%, due 08/27/2012 ..................................       905,273
                                                                            -----------
            TOTAL FINANCE CORPORATE BONDS ...............................     5,272,041
                                                                            -----------
            INDUSTRIAL -- 9 9%
            Ford Motor Company,
 1,000,000      7 25%, due 10/01/2008 ...................................       990,000
            General Dynamics Corporation,
 1,750,000      4 50%, due 08/15/2010 ...................................     1,725,339
                                                                            -----------
            TOTAL INDUSTRIAL CORPORATE BONDS ............................     2,715,339
                                                                            -----------

            TOTAL CORPORATE BONDS (Cost $8,283,346) .....................   $ 7,987,380
                                                                            -----------

=======================================================================================
PAR VALUE   COMMERCIAL PAPER -- 20.2%                                          VALUE
---------------------------------------------------------------------------------------
$4,143,000  Deutsche Bank AG, discount, due 10/01/2007  .................   $ 4,143,000
 1,383,000  UBS AG, discount, due 10/01/2007.............................     1,383,000
                                                                            -----------
            TOTAL COMMERCIAL PAPER (Cost $5,526,000).....................   $ 5,526,000
                                                                            -----------


THE GOVERNMENT STREET BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
=======================================================================================
  SHARES    MONEY MARKET FUNDS -- 0.0%                                         VALUE
---------------------------------------------------------------------------------------
     2,690  AIM STIT - STIC Prime Portfolio -
               Institutional Class (Cost $2,690) ........................   $     2,690
                                                                            -----------

            TOTAL INVESTMENTS AT VALUE -- 99.4% (Cost $27,674,425).......   $27,227,717

            OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6%................       160,226
                                                                            -----------

            NET ASSETS -- 100.0%.........................................   $27,387,943
                                                                            ===========

See accompanying notes to financial statements.


THE ALABAMA TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007 (UNAUDITED)
=======================================================================================
            ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE   OBLIGATION (GO) BONDS -- 96.3%                                     VALUE
---------------------------------------------------------------------------------------
            Alabama Drinking Water Financing Auth., Rev.,
  $250,000      4.00%, due 08/15/2014...................................    $   253,655
                                                                            -----------
            Alabama Special Care Facilities Financing Auth.,
              Birmingham, Rev.,
   500,000      4.50%, due 11/01/2009, ETM..............................        509,275
   400,000      5.375%, due 11/01/2012, ETM.............................        400,596
                                                                            -----------
                                                                                909,871
                                                                            -----------
            Alabama Special Care Facilities Financing Auth.,
              Mobile Hospital, Rev.,
   250,000      4.50%, due 11/01/2010, ETM..............................        255,763
                                                                            -----------
            Alabama State Federal Highway Financing Authority, Rev.,
   210,000      5.00%, due 03/01/2009...................................        214,425
   300,000      5.00%, due 03/01/2016...................................        315,777
                                                                            -----------
                                                                                530,202
                                                                            -----------
            Alabama State, GO,
   250,000      5.00%, due 06/01/2012...................................        258,903
   300,000      5.00%, due 09/01/2015...................................        313,659
   300,000      5.00%, due 09/01/2016...................................        313,659
   300,000      5.00%, due 09/01/2017...................................        322,413
                                                                            -----------
                                                                              1,208,634
                                                                            -----------
            Alabama State, Parks System Improvement Corporation, GO,
   200,000      5.50%, due 06/01/2010...................................        210,120
                                                                            -----------
            Alabama State Public School & College Auth.,
              Capital Improvements, Rev.,
   300,000      5.00%, due 02/01/2010...................................        309,813
   475,000      5.00%, due 11/01/2012...................................        488,946
   600,000      5.125%, due 11/01/2013..................................        618,408
   525,000      5.125%, due 11/01/2015..................................        541,107
                                                                            -----------
                                                                              1,958,274
                                                                            -----------
            Alabama State Public School & College Auth., Rev.,
   355,000      5.00%, due 05/01/2010...................................        367,627
                                                                            -----------
            Alabama Water Pollution Control Auth., Rev.,
   500,000      5.00%, due 08/15/2010...................................        519,665
                                                                            -----------
            Anniston, AL, Waterworks & Sewer Board, Rev.,
   400,000      4.00%, due 06/01/2015...................................        403,276
                                                                            -----------
            Athens, AL, Electric Revenue Warrants, GO,
   500,000      3.00%, due 06/01/2011...................................        483,765
                                                                            -----------
            Athens, AL, School Warrants, GO,
   335,000      5.05%, due 08/01/2015...................................        342,199
                                                                            -----------
            Auburn, AL, Capital Improvements, School Warrants, GO,
   225,000      5.00%, due 08/01/2012...................................        238,768
                                                                            -----------


THE ALABAMA TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
=======================================================================================
            ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE   OBLIGATION (GO) BONDS -- 96.3% (CONTINUED)                         VALUE
---------------------------------------------------------------------------------------
            Auburn, AL, GO,
$  285,000      4.25%, due 08/01/2009...................................    $   288,870
                                                                            -----------
            Auburn, AL, Water Works Board, Rev.,
   335,000      5.00%, due 07/01/2015...................................        353,291
                                                                            -----------
            Auburn University, AL, General Fee Rev.,
   400,000      4.45%, due 06/01/2011...................................        405,720
                                                                            -----------
            Baldwin Co., AL, Board of Education, Rev. Warrants,
   200,000      5.20%, due 06/01/2009...................................        202,266
   300,000      5.00%, due 06/01/2010...................................        310,371
                                                                            -----------
                                                                                512,637
                                                                            -----------
            Baldwin Co., AL, GO, Warrants,
   500,000      4.50%, due 11/01/2008...................................        505,565
   200,000      5.00%, due 02/01/2015...................................        213,496
   320,000      5.00%, due 02/01/2017...................................        346,227
                                                                            -----------
                                                                              1,065,288
                                                                            -----------
            Birmingham, AL, Special Care Facilities Financing
              Authority, Rev.,
   300,000      3.70%, due 06/01/2009...................................        301,035
                                                                            -----------
            Decatur, AL, GO, Warrants,
   300,000      5.00%, due 06/01/2009...................................        302,820
                                                                            -----------
            Decatur, AL, Water Rev.,
   100,000      5.00%, due 05/01/2014...................................        103,057
                                                                            -----------
            Dothan, AL, GO,
   500,000      5.50%, due 09/01/2014...................................        523,315
                                                                            -----------
            Fairhope, AL, Warrants,
   295,000      5.10%, due 06/01/2014...................................        307,576
                                                                            -----------
            Florence, AL, School Warrants,
   200,000      4.65%, due 12/01/2012...................................        206,292
                                                                            -----------
            Foley, AL, Utilities Board, Rev.,
   500,000      4.00%, due 11/01/2007...................................        500,220
                                                                            -----------
            Homewood, AL, GO, Warrants,
   500,000      5.00%, due 09/01/2014 ..................................        530,495
   250,000      5.00%, due 09/01/2015...................................        270,303
                                                                            -----------
                                                                                800,798
                                                                            -----------
            Houston Co., AL, GO,
   300,000      5.60%, due 10/15/2014...................................        318,048
                                                                            -----------


THE ALABAMA TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
=======================================================================================
            ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE   OBLIGATION (GO) BONDS -- 96.3% (CONTINUED)                         VALUE
---------------------------------------------------------------------------------------
            Huntsville, AL, Capital Improvements, GO,
 $ 100,000      3.25%, due 11/01/2010...................................    $    98,571
                                                                            -----------
            Huntsville, AL, Electric Systems, Rev.,
   250,000      4.80%, due 12/01/2012...................................        255,370
                                                                            -----------
            Huntsville, AL, GO,
   400,000      5.50%, due 08/01/2009...................................        414,344
   500,000      5.00%, due 08/01/2011...................................        525,615
   250,000      5.25%, due 11/01/2012...................................        256,745
                                                                            -----------
                                                                              1,196,704
                                                                            -----------
            Huntsville, AL, Water Systems, Rev.,
   200,000      4.70%, due 11/01/2013...................................        204,150
                                                                            -----------
            Jefferson Co., AL, Sewer Rev.,
   225,000      5.00%, due 02/01/2041, Prerefunded 02/01/2011 @ 101.....        236,822
                                                                            -----------
            Madison, AL, Warrants,
   200,000      4.40%, due 02/01/2011...................................        203,734
   400,000      4.85%, due 02/01/2013...................................        409,488
                                                                            -----------
                                                                                613,222
                                                                            -----------
            Madison Co., AL, Board of Education, Capital Outlay
              Tax Antic. Warrants,
   400,000      5.20%, due 03/01/2011...................................        418,584
   250,000      5.20%, due 03/01/2014...................................        261,080
                                                                            -----------
                                                                                679,664
                                                                            -----------
            Mobile, AL, GO, Warrants,
   400,000      4.75%, due 02/15/2014...................................        420,068
                                                                            -----------
            Mobile Co., AL, Refunding & Improvement Warrants, GO,
   100,000      4.50%, due 08/01/2013...................................        104,474
                                                                            -----------
            Montgomery, AL, GO,
  300,000       5.00%, due 11/01/2015...................................        314,232
                                                                            -----------
            Montgomery, AL, Waterworks & Sanitation, Rev.,
   500,000      5.00%, due 09/01/2008...................................        507,030
   350,000      5.25%, due 09/01/2011...................................        371,346
                                                                            -----------
                                                                                878,376
                                                                            -----------
            Mountain Brook, AL, City Board of Education, Capital
              Outlay Warrants,
   405,000      4.80%, due 02/15/2011...................................        405,377
                                                                            -----------
            Opelika, AL, GO,
   210,000      4.00%, due 03/01/2010...................................        212,367
                                                                            -----------
            Scottsboro, AL, Waterworks Sewer & Gas Board, Rev.,
   200,000      4.35%, due 08/01/2011...................................        202,748
                                                                            -----------


THE ALABAMA TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
=======================================================================================
            ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE  OBLIGATION (GO) BONDS -- 96.3% (CONTINUED)                         VALUE
---------------------------------------------------------------------------------------
            Shelby Co., AL, Board of Education, Rev. Warrants,
 $ 500,000      4.80%, due 02/01/2011....................................   $   512,335
                                                                            -----------
            St. Clair Co., AL, GO,
   145,000      4.00%, due 08/01/2013....................................       148,178
   205,000      4.00%, due 08/01/2014....................................       209,551
                                                                            -----------
                                                                                357,729
                                                                            -----------
            Trussville, AL, Warrants,
   400,000      4.30%, due 10/01/2010....................................       408,716
                                                                            -----------
            Tuscaloosa, AL, Board of Education, GO,
   300,000      4.625%, due 08/01/2008...................................       300,249
                                                                            -----------
            Tuscaloosa, AL, Board of Education, Special Tax Warrants,
   300,000      4.85%, due 02/15/2013....................................       300,279
                                                                            -----------
            Tuscaloosa, AL, GO, Warrants,
   145,000      4.25%, due 02/15/2011....................................       148,062
   400,000      5.55%, due 01/01/2015, Prerefunded 01/01/2010 @ 101......       420,976
   500,000      5.45%, due 01/01/2014....................................       525,145
                                                                            -----------
                                                                              1,094,183
                                                                            -----------
            Tuscaloosa Co., AL, GO, Warrants,
   425,000      4.30%, due 10/01/2009....................................       431,949
                                                                            -----------
            University of Alabama, AL, General Fee Rev.,
   240,000      4.10%, due 12/01/2013....................................       246,206
                                                                            -----------
            University of Alabama, AL, Series A, Rev.,
   375,000      4.00%, due 10/01/2010....................................       380,096
                                                                            -----------
            Vestavia Hills, AL, Warrants,
   565,000      5.00%, due 02/01/2012....................................       596,273
                                                                            -----------
            TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
                OBLIGATION (GO) BONDS (Cost $23,783,632).................   $24,120,946
                                                                            -----------

=======================================================================================
  SHARES    MONEY MARKET FUNDS -- 2.7%                                         VALUE
---------------------------------------------------------------------------------------
   670,991  Alpine Muncipal Money Market Fund - Class I (Cost $670,991)..   $   670,991
                                                                            -----------

            TOTAL INVESTMENTS AT VALUE -- 99.0% (Cost $24,454,623)........  $24,791,937
                                                                            -----------

            OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0%.................      251,258
                                                                            -----------

            NET ASSETS -- 100.0%..........................................  $25,043,195
                                                                            ===========

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007 (UNAUDITED)
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, by investing in common stocks.

The Government Street Mid-Cap Fund's investment objective is to seek capital appreciation by investing in common stocks of mid-cap companies.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available or are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature. Certain Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. The tax character of distributions paid during the periods ended September 30, 2007 and March 31, 2007 are as follows:

                                   PERIODS      ORDINARY       EXEMPT-INTEREST     LONG-TERM         TOTAL
                                   ENDED         INCOME            DIVIDENDS         GAINS       DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------
Government Street Equity Fund     09/30/07    $    430,950     $            --    $         --   $     430,950
                                  03/31/07    $  1,084,650     $            --    $ 12,812,704   $  13,897,354
--------------------------------------------------------------------------------------------------------------
Government Street Mid-Cap Fund    09/30/07    $         --     $            --    $         --   $          --
                                  03/31/07    $    154,752     $            --    $  2,609,394   $   2,764,146
--------------------------------------------------------------------------------------------------------------
Government Street Bond Fund       09/30/07    $    666,674     $            --    $         --   $     666,674
                                  03/31/07    $  1,429,567     $            --    $         --   $   1,429,567
--------------------------------------------------------------------------------------------------------------
Alabama Tax Free Bond Fund        09/30/07    $         --     $       440,770    $         --   $     440,770
                                  03/31/07    $         --     $       876,155    $         --   $     876,155
--------------------------------------------------------------------------------------------------------------

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2007:

-------------------------------------------------------------------------------------------------------------------
                                                GOVERNMENT        GOVERNMENT        GOVERNMENT          ALABAMA
                                                  STREET            STREET            STREET           TAX FREE
                                                  EQUITY            MID-CAP            BOND              BOND
                                                   FUND              FUND              FUND              FUND
-------------------------------------------------------------------------------------------------------------------
Cost of portfolio investments                  $ 40,854,232      $ 24,982,426      $ 27,752,324      $ 24,508,263
                                               ============      ============      ============      ============
Gross unrealized appreciation                  $ 42,730,555      $ 10,928,265      $     35,002      $    346,985
Gross unrealized depreciation                      (218,890)         (595,790)         (559,609)          (63,311)
                                               ------------      ------------      ------------      ------------
Net unrealized appreciation (depreciation)       42,511,665        10,332,475          (524,607)
                                                                                                          283,674
Accumulated undistributed ordinary income           157,731           108,381            14,042            24,287
Capital loss carryforwards                               --                --        (2,751,670)             (519)
Post-October losses                                      --                --          (116,516)               --
Accumulated undistributed gains                   1,371,935           187,441                --                --
Other gains (losses)                                     --                --            (7,710)           10,237
Other temporary differences                          (6,350)               --            (6,461)          (24,287)
                                               ------------      ------------      ------------      ------------
Total distributable earnings
  (accumulated deficit)                        $ 44,034,981      $ 10,628,297      $ (3,392,922)     $    293,392
                                               ============      ============      ============      ============
-------------------------------------------------------------------------------------------------------------------

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Government Street Bond Fund and The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

As of March 31, 2007, The Government Street Bond Fund and The Alabama Tax Free Bond Fund had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------
                                                                    EXPIRES
                                                AMOUNT             MARCH 31,
--------------------------------------------------------------------------------
Government Street Bond Fund                  $    220,187             2008
                                                  195,097             2009
                                                   86,819             2010
                                                   70,419             2011
                                                  218,396             2012
                                                  261,545             2013
                                                  528,696             2014
                                                1,170,511             2015
                                             ------------
                                             $  2,751,670
                                             ============
--------------------------------------------------------------------------------
Alabama Tax Free Bond Fund                   $        519             2009
--------------------------------------------------------------------------------

These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.

In addition, The Government Street Bond Fund had net realized capital losses of $116,516 during the period November 1, 2006 through March 31, 2007, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2008. These "post-October" losses may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

During the six months ended September 30, 2007, The Government Street Equity Fund and The Government Street Mid-Cap Fund realized $5,656,635 and $140,412, respectively, of net capital gains resulting from in-kind redemptions - in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash. The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital. These reclassifications are reflected on the Statements of Assets

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on each Fund's net assets or net asset value per share.

For the six months ended  September 30, 2007,  The  Government  Street Bond Fund
reclassified $20,692 of overdistributed net investment income against accumulated net realized losses and The Alabama Tax Free Bond Fund reclassified $686 of undistributed net investment income against accumulated net realized losses on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on each Fund's net assets or net asset value per share.

2.  INVESTMENT TRANSACTIONS

During the six months ended September 30, 2007, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $3,497,509 and $15,019,570, respectively, for The Government Street Equity Fund; $1,331,360 and $1,016,179, respectively, for The Government Street Mid-Cap Fund; $0 and $976,160, respectively, for The Government Street Bond Fund; and $583,283 and $1,570,000, respectively, for The Alabama Tax Free Bond Fund.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

For the six months ended September 30, 2007, the Adviser voluntarily undertook to limit the total operating expenses of The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund to 1.10%, .71% and .65%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $2,372, $16,985 and $13,827, respectively, of its investment advisory fees from The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund during the six months ended September 30, 2007.

Certain officers of the Trust are also officers of the Adviser.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund at an annual rate of .15% of each Fund's average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such net assets in excess of $50 million. Additionally, The Government Street Mid-Cap Fund is subject to a minimum monthly fee of $4,000. From The Government Street Bond Fund, Ultimus receives a monthly fee at an annual rate of .075% of the Fund's average daily net assets up to $200 million and .05% of such assets in excess of $200 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

COMPLIANCE CONSULTING AGREEMENT

Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $20,400 plus an asset-based fee equal to 0.01% per annum on total net assets in excess of $100 million.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter.

4.  CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

5. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. As a result, the Funds have adopted FIN 48 with this Semi-Annual Report. Based on its analysis, management does not believe that the adoption of FIN 48 has a material impact on the financial statements.

In September 2006, the Financial Accounting Standards Board issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS (SFAS) NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment returns of the Funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================

More information about the Funds' expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

--------------------------------------------------------------------------------------
                                      Beginning           Ending
                                    Account Value      Account Value    Expenses Paid
                                    April 1, 2007     Sept. 30, 2007   During Period*
--------------------------------------------------------------------------------------
THE GOVERNMENT STREET EQUITY FUND
--------------------------------------------------------------------------------------
Based on Actual Fund Return            $1,000.00         $1,084.70         $4.39
--------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
        (before expenses)              $1,000.00         $1,020.86         $4.26
--------------------------------------------------------------------------------------

THE GOVERNMENT STREET MID-CAP FUND
--------------------------------------------------------------------------------------
Based on Actual Fund Return            $1,000.00         $1,066.30         $5.70
--------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
        (before expenses)              $1,000.00         $1,019.55         $5.57
--------------------------------------------------------------------------------------

THE GOVERNMENT STREET BOND FUND
--------------------------------------------------------------------------------------
Based on Actual Fund Return            $1,000.00         $1,018.60         $3.59
--------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
        (before expenses)              $1,000.00         $1,021.51         $3.60
--------------------------------------------------------------------------------------

THE ALABAMA TAX FREE BOND FUND
--------------------------------------------------------------------------------------
Based on Actual Fund Return            $1,000.00         $1,017.40         $3.29
--------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
        (before expenses)              $1,000.00         $1,021.81         $3.29
--------------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                   The Government Street Equity Fund      0.84%
                   The Government Street Mid-Cap Fund     1.10%
                   The Government Street Bond Fund        0.71%
                   The Alabama Tax Free Bond Fund         0.65%

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                       This page intentionally left blank.

================================================================================

                           THE GOVERNMENT STREET FUNDS
                        ---------------------------------
                              No Load Mutual Funds

INVESTMENT ADVISER
T. Leavell & Associates, Inc.
150 Government Street
Post Office Box 1307
Mobile, AL 36633

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707
1-866-738-1125

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, OH 45202

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

PORTFOLIO MANAGERS
Thomas W. Leavell,
   The Government Street Equity Fund
   The Government Street Mid-Cap Fund
Timothy S. Healey,
   The Government Street Mid-Cap Fund
   The Alabama Tax Free Bond Fund
Richard E. Anthony, Jr.,
   The Government Street Mid-Cap Fund
Mary Shannon Hope,
   The Government Street Bond Fund

================================================================================

ITEM 2.   CODE OF ETHICS.

Not required

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not required

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.   SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant's board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant's offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto



Exhibit 99.CERT       Certifications required by Rule 30a-2(a) under the Act


Exhibit 99.906CERT    Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Williamsburg Investment Trust
             -----------------------------------------------------------



By (Signature and Title)*   /s/ John F. Splain
                            ----------------------------------------------------
                            John F. Splain, Secretary

Date          December 5, 2007
      --------------------------------



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*   /s/ John T. Bruce
                            ----------------------------------------------------
                            John T. Bruce, President (FBP Value Fund and FBP
                            Balanced Fund)

Date          December 5, 2007
      --------------------------------


By (Signature and Title)*   /s/ Thomas W. Leavell
                            ----------------------------------------------------
                            Thomas W. Leavell, President (The Government Street
                            Equity Fund, The Government Street Bond Fund and The
                            Alabama Tax Free Bond Fund)

Date          December 5, 2007
      --------------------------------

By (Signature and Title)*   /s/ Charles M. Caravati III
                            ----------------------------------------------------
                            Charles M. Caravati III, President (The Jamestown
                            Balanced Fund, The Jamestown Equity Fund and The
                            Jamestown International Equity Fund)

Date          December 5, 2007
      --------------------------------


By (Signature and Title)*   /s/ Joseph A. Jennings III
                            ----------------------------------------------------
                            Joseph A. Jennings III, President (The Jamestown
                            Tax Exempt Virginia Fund)

Date          December 5, 2007
      --------------------------------


By (Signature and Title)*   /s/ Lawrence B. Whitlock, Jr.
                            ----------------------------------------------------
                            Lawrence B. Whitlock, Jr., President (The
                            Jamestown Select Fund)

Date          December 5, 2007
      --------------------------------


By (Signature and Title)*   /s/  Joseph L. Antrim III
                            ----------------------------------------------------
                            Joseph L. Antrim III, President
                           (The Davenport Equity Fund)

Date          December 5, 2007
      --------------------------------


By (Signature and Title)*   /s/ Mark J. Seger
                            ----------------------------------------------------
                            Mark J. Seger, Treasurer


Date          December 5, 2007
      --------------------------------


* Print the name and title of each signing officer under his or her signature.